SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                          JOHN HANCOCK INVESTMENT TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Investment Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-10156 and 811-0560).

It is proposed that this filing will become effective on April 8, 2002 pursuant to Rule 488 under the Securities Act of 1933.

JHF LOGO
April 15, 2002
Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in certain funds within the John Hancock Institutional Series Trust.

You may be aware that in addition to the institutional series of mutual funds John Hancock offers a series of retail mutual funds that have the same investment process and style as the institutional funds. Your fund's trustees are proposing the merger of certain funds within the John Hancock Institutional Series Trust into similar retail John Hancock Funds. As a result of the merger of your fund(s), you will receive Class I shares of the similar retail fund(s). (Class I shares have the same institutional expense structure as your current fund(s), and are not subject to sales charges or 12b-1 distribution fees.) The fund merger proposals have been unanimously approved by each fund's board of trustees, who believe the mergers will benefit you through increased diversification and economics of scale. These merges will allow your investments(s) to be part of a larger investment pool while maintaining its low institutional expense structure.

The proposed mergers are detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your fund's expense. For your convenience you may vote:

|_|   By mail - a postage paid envelope in enclosed
|_|   By Phone - 1-800-755-4371
|_|   By email - www.
|_|   By Internet - www.jhfunds.com
      |_|   Select shareholder entryway and click on the proxy-voting link

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-755-4371, Monday through Friday between 8:00 a.m. and 5:30 p.m. Eastern time. I thank you for your prompt vote on this matter.

                                   Sincerely,

                                   Maureen R. Ford
                                   Chairman and Chief Executive Officer

Q: What are the changes being proposed?

A: Generally, these proposals focus on merging the institutional funds into Class I shares of similar John Hancock funds. Since the Class I shares are part of a larger mutual fund portfolio, each Aquiring Fund has significantly larger assets and may offer a greater opportunity for future growth.

Specifically, the trustees of your fund(s) are proposing the following mergers:
--------------------------------------------------------------------------------
                 Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
Proposal 1       Active Bond Fund                          Bond Fund
--------------------------------------------------------------------------------
Proposal 2       Independence Balanced Fund                Balanced Fund
--------------------------------------------------------------------------------
Proposal 3       International Equity                      International Fund
--------------------------------------------------------------------------------
Proposal 4       Medium Capitalization Growth Fund         Mid Cap Growth Fund
--------------------------------------------------------------------------------
Proposal 5       Small Cap Equity Fund Y                   Small Cap Equity Fund
--------------------------------------------------------------------------------

Q: What are the benefits of merging the institutional funds into a Class I share
?

A: Your trustees firmly believe these mergers will eliminate the duplication of the legal, administration and portfolio management responsibilities associated with managing different mutual funds with the same investment style and process. In addition your investments will benefit from being part of a larger pool of assets, providing increased diversification and economics of scale.

Q: Will this change affect the number of shares I currently have? Will there be any tax implications?

A: While the market value of your shares will remain the same, the number of shares you own in the Acquiring Fund will differ from those in the Acquired Fund. There are no tax implications (no Form 1099R will be generated).

Q: Will my contact information and service team change?

A: No. You will still be serviced through a dedicated Institutional Service team within John Hancock Signature Services, the fund's transfer agent. You Client Relationship Contact at John Hancock Funds will also remain the same.

Q: How do I vote?

A: In order to facilitate the proxy voting process you may vote using one of four methods.

|_|   By mail - a postage paid envelope in enclosed
|_|   By Phone - 1-800-755-4371
|_|   By email - www.
|_|   By Internet - www.jhancock.com/funds/NEED MORE INFORMATION

Q: Does my vote make a difference?

A: Whether you are a large or small investor, your vote is important, and we urge you to participate in this process. The board of trustees of your fund(s) voted unanimously to recommend these changes, and your approval is needed to implement the changes.

DRAFT 2/27/02

JOHN HANCOCK ACTIVE BOND FUND
JOHN HANCOCK INDEPENDENCE BALANCED FUND
JOHN HANCOCK INTERNATIONAL EQUITY FUND
JOHN HANCOCK MEDIUM CAPITALIZATION GROWTH FUND
JOHN HANCOCK SMALL CAP EQUITY FUND Y
(each a "fund," and each a series of John Hancock Institutional Series Trust) 101 Huntington Avenue
Boston, MA 02199

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR MAY 29, 2002

This is the formal agenda for each fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each fund:

A joint shareholder meeting for your fund(s) will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 29, 2002 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Active Bond Fund ("Active Bond Fund") and John Hancock Bond Fund ("Bond Fund"). Under this Agreement, your fund would transfer all of its assets to Bond Fund in exchange for Class I shares of Bond Fund. These shares would be distributed proportionately to you and the other shareholders of Active Bond Fund. Bond Fund would also assume Active Bond Fund's liabilities. Active Bond Fund's board of trustees recommends that you vote FOR this proposal.

2. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Independence Balanced Fund ("Independence Balanced Fund") and John Hancock Balanced Fund ("Balanced Fund"). Under this Agreement, your fund would transfer all of its assets to Balanced Fund in exchange for Class I shares of Balanced Fund. These shares would be distributed proportionately to you and the other shareholders of Independence Balanced Fund. Balanced Fund would also assume Independence Balanced Fund's liabilities. Independence Balanced Fund's board of trustees recommends that you vote FOR this proposal.

3. A proposal to approve an Agreement and Plan of Reorganization between John Hancock International Equity Fund ("International Equity Fund") and John Hancock International Fund ("International Fund"). Under this Agreement, your fund would transfer all of its assets to International Fund in exchange for Class I shares of International Fund. These shares would be distributed proportionately to you and the other shareholders of International Equity Fund. International Fund would also assume International Equity Fund's liabilities. International Equity Fund's board of trustees recommends that you vote FOR this proposal.

4. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Medium Capitalization Growth Fund ("Medium Capitalization Growth Fund") and John Hancock Mid Cap Growth Fund ("Mid Cap Growth Fund"). Under this Agreement, your fund would transfer all of its assets to Mid Cap Growth Fund in exchange for Class I shares of Mid Cap Growth Fund. These shares would be distributed proportionately to you and the other shareholders of Medium Capitalization Growth Fund. Mid Cap Growth Fund would also assume Medium Capitalization Growth Fund's liabilities. Medium Capitalization Growth Fund's board of trustees recommends that you vote FOR this proposal.

5. A proposal to approve an Agreement and Plan of Reorganization between John Hancock Small Cap Equity Fund Y ("Small Cap Equity Fund Y") and John Hancock Small Cap Equity Fund ("Small Cap Equity Fund"). Under this Agreement, your fund would transfer all of its assets to Small Cap Equity Fund in exchange for Class I shares of Small Cap Equity Fund. These shares would be distributed proportionately to you and the other shareholders of Small Cap Equity Fund Y. Small Cap Equity Fund would also assume Small Cap Equity Fund Y's liabilities. Small Cap Equity Fund Y's board of trustees recommends that you vote FOR this proposal.

7.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on March 15, 2002 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by shareholders.

                                    By order of the board of trustees,

                                    Susan S. Newton
                                    Secretary

April 15, 2002
420PX 11/01

PROXY STATEMENT OF
JOHN HANCOCK ACTIVE BOND FUND
JOHN HANCOCK INDEPENDENCE BALANCED FUND
JOHN HANCOCK INTERNATIONAL EQUITY FUND
JOHN HANCOCK MEDIUM CAPITALIZATION GROWTH FUND
JOHN HANCOCK SMALL CAP EQUITY FUND Y
(each an "Acquired Fund" or "your fund" and each a series of John Hancock Institutional Series Trust)
101 Huntington Avenue
Boston, MA 02199

PROSPECTUS FOR
JOHN HANCOCK BOND FUND (a series of John Hancock Sovereign Bond Fund) JOHN HANCOCK BALANCED FUND (a series of John Hancock Investment Trust) JOHN HANCOCK INTERNATIONAL FUND (a series of John Hancock Investment Trust III) JOHN HANCOCK MID CAP GROWTH FUND (a series of John Hancock Investment Trust III) JOHN HANCOCK SMALL CAP EQUITY FUND (a series of John Hancock Investment Trust II) (each an "Acquiring Fund" and together the "Acquiring Funds") 101 Huntington Avenue Boston, MA 02199

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganizations. Please read it carefully and retain it for future reference.

How Each Reorganization Will Work

------------------------------------------------------------------------------------------------------------------------------------
                 Acquired Fund                          Acquiring Fund                   Shareholders Entitled to Vote
------------------------------------------------------------------------------------------------------------------------------------
Proposal 1       Active Bond Fund                       Bond Fund                        Active Bond Fund shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2       Independence Balanced Fund             Balanced Fund                    Independence Balanced Fund shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 3       International Equity Fund              International Fund               International Equity Fund shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 4       Medium Capitalization Growth Fund      Mid Cap Growth Fund              Medium Capitalization Growth Fund
                                                                                         shareholders
------------------------------------------------------------------------------------------------------------------------------------
Proposal 5       Small Cap Equity Fund Y                Small Cap Equity Fund            Small Cap Equity Fund Y shareholders
------------------------------------------------------------------------------------------------------------------------------------

o Each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund. Each Acquiring Fund will assume the corresponding Acquired Fund's liabilities.

o Each Acquiring Fund will issue Class I shares to the corresponding Acquired Fund in an amount equal to the value of the Acquired Fund's shares. These shares will be distributed to Acquired Fund shareholders in proportion to their holdings on the reorganization date.

o Each Acquired Fund will be liquidated and fund shareholders will become shareholders of the corresponding Acquiring Fund.

o     The reorganization will be tax-free to shareholders.

Shares of the Acquiring Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Funds have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Each Acquired Fund's Trustees are Recommending the Reorganizations

The Acquired Funds' trustees believe that reorganizing each fund into a larger fund with similar investment policies will enable the shareholders of the funds to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that may contribute to a lower expense ratio. Therefore, the trustees recommend that Acquired Fund shareholders vote FOR the reorganization.

--------------------------------------------------------------------------------
Where to Get More Information
--------------------------------------------------------------------------------
Prospectuses for the Acquiring           In the same envelope as this proxy
Funds dated March 1, 2002.               statement and prospectus.
                                         Incorporated by reference into
                                         this proxy statement and prospectus.
---------------------------------------
Acquiring Fund annual report and
Bond Fund's semi-annual report to
shareholders.
--------------------------------------------------------------------------------
Prospectuses for the Acquired            On file with the Securities and
Funds dated July 2, 2001. The            Exchange Commission ("SEC") and
Acquired Funds' annual and               available at no charge by calling
semiannual reports to                    1-888-972-8696. Incorporated by
shareholders.                            reference into this proxy
                                         statement and prospectus.
---------------------------------------
A statement of additional
information dated April 15, 2002.
It contains additional information
about the Acquired Funds and the
Acquiring Fund.
--------------------------------------------------------------------------------

       The date of this proxy statement and prospectus is April 15, 2002.

TABLE OF CONTENTS

                                                                            Page

INTRODUCTION
PROPOSAL 1 - ACTIVE BOND FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 2 - INDEPENDENCE BALANCED FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 3 - INTERNATIONAL FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 4 - MEDIUM CAPITALIZATION GROWTH FUND
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization PROPOSAL 5 - SMALL CAP EQUITY FUND Y
      Summary
      Investment risks
      Proposal To Approve The Agreement And Plan Of Reorganization FURTHER INFORMATION ON EACH REORGANIZATION
CAPITALIZATION
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES
BOARDS' EVALUATION AND RECOMMENDATION
VOTING RIGHTS AND REQUIRED VOTE
INFORMATION CONCERNING THE MEETING
OWNERSHIP OF SHARES OF THE FUNDS
EXPERTS
AVAILABLE INFORMATION
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

INTRODUCTION

This proxy statement and prospectus is being used by the Acquired Funds' board of trustees to solicit proxies to be voted at a special meeting of each Acquired Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, May 29, 2002 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider proposals to approve Agreements and Plans of Reorganization providing for the reorganization of the Acquired Funds into the Acquiring Funds. This proxy statement and prospectus is being mailed to your fund's shareholders on or about April 15, 2002.

For each proposal, this proxy statement and prospectus includes information that is specific to that proposal, including a summary of more complete information appearing later in the proxy statement. The information beginning on page ___ is relevant to all proposals. Please read the sections of the proxy statement related specifically to your fund(s), as well as the information relevant to all proposals, carefully, as well as Exhibit A and the enclosed documents.

Who is Eligible to Vote?

Shareholders of record on March 15, 2002 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN ACTIVE BOND FUND AND BOND FUND

A proposal to approve an Agreement and Plan of Reorganization between Active Bond Fund and Bond Fund. Under this Agreement, Active Bond Fund would transfer all of its assets to Bond Fund in exchange for Class I shares of Bond Fund. These shares would be distributed proportionately to the shareholders of Active Bond Fund. Bond Fund would also assume Active Bond Fund's liabilities. Active Bond Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Active Bond Fund to Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
                                      Active Bond Fund                                     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Business               The fund is a diversified series of John             The fund is a diversified series of John
                       Hancock Institutional Series Trust. The trust        Hancock Sovereign Bond Fund (the "Trust"). The
                       is an open-end investment company organized as       trust is an open-end investment company
                       a Massachusetts business trust.                      organized as a Massachusetts business trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $9.1 million                                         $1,433.5 million
December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser     Investment Adviser:                                  Investment Adviser:
and portfolio          John Hancock Advisers, LLC                           John Hancock Advisers, LLC
managers
                       Portfolio managers:                                  Portfolio managers:
                       James K. Ho, CFA                                     James K. Ho, CFA
                       -Executive Vice President of adviser                 -Executive Vice President of adviser
                       -Joined fund team in 1995                            -Joined fund team in 1988
                       -Joined adviser in 1985                              -Joined adviser in 1985
                       -Began business career in 1977                       -Began business career in 1977

                       Benjamin A. Matthews                                 Benjamin A. Matthews
                       -Vice President of adviser                           -Vice President of adviser
                       -Joined fund team in 1995                            -Joined fund team in 1995
                       -Joined adviser in 1995                              -Joined adviser in 1995
                       -Began business career in 1970                       -Began business career in 1970
------------------------------------------------------------------------------------------------------------------------------------
Investment objective   The fund seeks a high rate of total return           The fund seeks to generate a high level of
                       consistent with prudent investment risk. This        current income consistent with prudent
                       objective can be changed without shareholder         investment risk.
                       approval.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments    The fund normally invests at least 80% of            The fund normally invests at least 80% of its
                       assets in a diversified portfolio of                 assets in a diversified portfolio of bonds and
                       investment-grade debt securities. These              other debt securities. These include corporate
                       include corporate bonds and debentures as well       bonds and debentures as well as U.S.
                       as U.S. government and agency securities.            government and agency securities. Most of
                                                                            these securities are investment grade.
------------------------------------------------------------------------------------------------------------------------------------
Junk bonds             The fund may invest up to 20% of assets in           The fund may invest up to 25% of assets in
                       junk bonds rated as low as CC/Ca and their           junk bonds rated as low as CC/Ca and their
                       unrated equivalents.                                 unrated equivalents.
------------------------------------------------------------------------------------------------------------------------------------
Foreign securities     The fund may invest up to 25% of total assets        The fund may invest up to 25% of total assets
                       in U.S. dollar (excluding U.S.                       in U.S. dollar-denominated foreign securities
                       dollar-denominated Canadian securities) and          (excluding U.S. dollar-denominated Canadian
                       foreign currency denominated securities of           securities).
                       foreign issuers.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed        Each fund invests in mortgage-backed and asset-backed securities.
and asset-backed
securities
------------------------------------------------------------------------------------------------------------------------------------
Cash and cash          Under normal conditions, each fund does not invest more than 10% of assets in cash or cash equivalents.
equivalents
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Average maturity       There is no limit on either fund's average maturity.
------------------------------------------------------------------------------------------------------------------------------------
Diversification        The fund is diversified and, with respect to         The fund is diversified and cannot invest more
                       75% of total assets, cannot invest more than         than 5% of total assets in securities of a
                       5% of total assets in securities of a single         single issuer.
                       issuer.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives            The funds may invest in certain derivatives (investments whose value is based on indexes, securities or currencies).
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive    In abnormal market conditions, the fund may          In abnormal circumstances, the fund may invest
positions              temporarily invest in investment-grade short-term    extensively in investment-grade short-term
                       securities.  In these and other cases, the fund      securities.  In these and other cases, the fund
                       might not achieve its goal.                          might not achieve its investment goal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                          Active Bond Fund                                    Bond Fund - Class I
------------------------------------------------------------------------------------------------------------------------------------
Sales charge           Shares are offered with no sales charge.

------------------------------------------------------------------------------------------------------------------------------------
Distribution and       Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                        Both Active Bond Fund and Bond Fund - Class I
------------------------------------------------------------------------------------------------------------------------------------
Buying shares      Investors may buy shares at their public offering price through a financial representative or the funds'
                   transfer agent, John Hancock Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Active Bond Fund but can add to existing accounts.
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial    $10,000. No minimum investment for retirement plans with at least 350 eligible employees.
investment
------------------------------------------------------------------------------------------------------------------------------------
Exchanging         Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any John
shares             Hancock Institutional Fund.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares     Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature
                   Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Net asset value    All purchases, exchanges and sales are made at a price based on the next determined net asset value per share
                   (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                   Exchange, which is normally 4:00 p.m. Eastern Time.
------------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended November 30, 2001, adjusted to reflect any changes. Bond Fund's Class I shares began on September 4, 2001 and expenses were projected as if Class I had been in existence for the entire year. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Bond Fund for the year ended November 30, 2001 assuming that a reorganization with Active Bond Fund had occurred December 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended November 30, 2001, adjusted to reflect any changes. Bond Fund's Class I shares began on September 4, 2001 and expenses were projected as if Class I had been in existence for the entire year. Bond Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on December 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Bond Fund's actual expenses or returns, either past or future.

                                                                                                                Bond Fund
                                                                                                                 Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 11/30/01)
                                                                                                                (Assuming
                                                                                     Active                   reorganization
                                                                                      Bond     Bond Fund           with
                                                                                      Fund      Class I     Active Bond Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase price)           none        none             none
Maximum sales charge imposed on reinvested dividends                                  none        none             none
Maximum deferred sales charge (load) as a % of purchase or sale price,                none        none             none
  whichever is less
Redemption fee                                                                        none        none             none
Exchange fee                                                                          none        none             none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                        0.50%       0.50%            0.50%
Distribution and service (12b-1) fee                                                  none        none             none
Other expenses                                                                        1.05%       0.11%            0.11%
Total fund operating expenses                                                         1.55%       0.61%            0.61%
Expense reduction(1)                                                                  0.95%       none             none
Net fund operating expenses                                                           0.60%       0.61%            0.61%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                              $   61        $ 62             $ 62
Year 3                                                                              $  502        $195             $195
Year 5                                                                              $  970        $340             $340
Year 10                                                                             $2,264        $762             $762

(1) The Adviser has agreed to limit Active Bond Fund's total operating expenses to 0.60% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Active Bond Fund will transfer all of its assets to Bond Fund. Bond Fund will assume Active Bond Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Bond Fund will issue to Active Bond Fund Class I shares in an amount equal to the net assets attributable to Active Bond Fund's shares. These shares will immediately be distributed to Active Bond Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Active Bond Fund will end up as Class I shareholders of Bond Fund.

o     After the shares are issued, Active Bond Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

         ----------------                               ------------------
         Active Bond Fund                               Bond Fund receives
         transfers assets        Active Bond Fund        assets & assumes
          & liabilities            assets and             liabilities of
          To Bond Fund             liabilities           Active Bond Fund
         ----------------                               ------------------

         ----------------                                --------------
         Active Bond Fund                                Issues Class I
           shareholders                                      Shares
         ----------------                                --------------

                        Active Bond Fund receives Bond Fund
                          Class I shares and distributes
                             them to Active Bond Fund
                                   shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

---------------------------------------------------------------------------
Fund Asset Breakpoints                            Active Bond Fund
---------------------------------------------------------------------------
First $1.5 Billion                                     0.50%
---------------------------------------------------------------------------
Amount over $1.5 Billion                               0.45%
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Fund Asset Breakpoints                               Bond Fund
---------------------------------------------------------------------------
First $1.5 Billion                                     0.50%
---------------------------------------------------------------------------
Next $500 Million                                      0.45%
---------------------------------------------------------------------------
Next $500 Million                                      0.40%
---------------------------------------------------------------------------
Amount over $2.5 Billion                               0.35%
---------------------------------------------------------------------------

Bond Fund's management fee rate of 0.50% and its pro forma management fee rate of 0.50% are the same as Active Bond Fund's management fee rate of 0.50%. Bond Fund's other expenses of 0.11% and its pro forma other expenses of 0.11% are lower than your fund's other expenses of 1.05%. Bond Fund's current annual expense ratio (equal to 0.61% of average net assets) and its pro forma expense ratio (equal to 0.61% of average net assets) are both slightly higher than Active Bond Fund's expense ratio (equal to 0.60% of average net assets) after the expense reduction. However, Active Bond Fund's expense ratio before the expense reduction is 1.55% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

------------------------------------------------------------------------------------------------------------------------------------
                                          Active Bond Fund                                         Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk     When interest rates rise, bond prices usually fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.
------------------------------------------------------------------------------------------------------------------------------------
Prepayment (call)      If interest rate movements cause the fund's mortgage-related and callable securities to be paid off
and extension risks    earlier or later than expected, the fund's share price or yield could be hurt.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk            The fund could lose money if the credit rating of any bond in its portfolio is downgraded or if the issuer of the bond defaults on its obligations. In general, lower-rated bonds involve more credit risk. The prices of lower-rated bonds may also be more volatile and more sensitive to adverse economic developments.
------------------------------------------------------------------------------------------------------------------------------------
Sector                 If the fund concentrates in certain sectors of the bond market, its performance could be worse than that
concentration risk     of the overall bond market.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
------------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments involve additional risks, including potentially inaccurate financial information and
securities risk        social or political instability. The prices of foreign bonds may also be more volatile and more sensitive to adverse economic developments occuring outside the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Foreign currency risk  Unfavorable foreign currency exchange rates could                Not applicable because the fund invests only
                       reduce the value of bonds denominated in foreign                 in U.S. dollar-denominated bonds.
                       currencies.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity and          In a down or unstable market, the fund's investments could become harder to value accurately or to sell at
valuation risks        a fair price.
------------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
------------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Active Bond Fund will transfer all of its assets to Bond Fund and Bond Fund will assume all of Active Bond Fund's liabilities. This will result in the addition of Active Bond Fund's assets to Bond Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Bond Fund will issue to Active Bond Fund Class I shares in an amount equal to the net assets attributable to Active Bond Fund's shares. As part of the liquidation of Active Bond Fund, these shares will immediately be distributed to shareholders of record of Active Bond Fund in proportion to their holdings on the reorganization date. As a result, shareholders of Active Bond Fund will end up as Class I shareholders of Bond Fund.

o After the shares are issued, the existence of Active Bond Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Active Bond Fund believes that the proposed reorganization will be advantageous to the shareholders of Active Bond Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Active Bond Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. this fund had $9.1 million in assets as of December 31, 2001). Active Bond Fund, which as been in existence for approximately seven years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Active Bond Fund by absorbing expenses since the inception of the fund. Without these subsidies, Active Bond Fund would have had a substantially higher expense ratio and lower performance.

Second, that shareholders may be better served by a fund offering greater diversification. Bond Fund has a larger asset size than your fund and invests in the same types of securities. Combining the funds' assets into a single investment portfolio will afford greater diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Thrid, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Bond Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Bond Fund considered that the reorganization presents an excellent opportunity for Bond Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Bond Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by Active Bond Fund are the same as the rates paid by Bond Fund.

Bond Fund's management fee rate of 0.50% and pro forma management fee rate of 0.50% are the same as Active Bond Fund's management fee rate of 0.50%. Bond Fund's other expenses of 0.11% and its pro forma other expenses of 0.11%, are lower than Active Bond Fund's other expenses of 1.05%. Bond Fund's current annual expense ratio (0.61% of average net assets) and pro forma expense ratio (0.61% of average net assets) are both slightly higher than Active Bond Fund's current expense ratio (0.60% of average net assets) after the expense reduction. However, Active Bond Fund's expense ratio before the expense reduction is 1.55% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of Active Bond Fund and Bond Fund as of November 30, 2001.

PROPOSAL 2

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN INDEPENDENCE BALANCED FUND AND BALANCED FUND

A proposal to approve an Agreement and Plan of Reorganization between Independence Balanced Fund and Balanced Fund. Under this Agreement, Independence Balanced Fund would transfer all of its assets to Balanced Fund in exchange for Class I shares of Balanced Fund. These shares would be distributed proportionately to the shareholders of Independence Balanced Fund. Balanced Fund would also assume Independence Balanced Fund's liabilities. Independence Balanced Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Independence Balanced Fund to Balanced Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                      Independence Balanced Fund                                  Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of John Hancock                   A diversified series of John Hancock Investment
                          Institutional Series Trust.  The Trust is an           Trust.  The Trust is an open-end investment
                          open-end investment management company organized       management company organized as a Massachusetts
                          as a Massachusetts Business Trust.                     Business Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $16.9 million                                          $184.4 million
December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser,       Investment Adviser:                                    Investment Adviser:
subadviser and            John Hancock Advisers, LLC                             John Hancock Advisers, LLC
portfolio managers
                          Subadviser:                                            Portfolio Managers:

                          Independence Investment LLC                            John F. Snyder, III
                          -A subsidiary of John Hancock Financial                -Executive Vice President of adviser
                             Services, Inc.                                      -Joined fund team in 1994
                          -Founded in 1982                                       -Joined adviser in 1991
                          -Supervised by the adviser                             -Began business career in 1971

                          Portfolio Managers:                                    Barry H. Evans, CFA
                          Team responsible for day-to-day investment             -Senior Vice President of adviser
                          management                                             -Joined fund team in 1996
                                                                                 -Joined adviser in 1986
                                                                                 -Began business career in 1986

                                                                                 Peter M. Schofield, CFA
                                                                                 -Vice President of adviser
                                                                                 -Joined fund team in 1996
                                                                                 -Joined adviser in 1996
                                                                                 -Portfolio manager at Geewax, Terker & Co.
                                                                                   (1984-1996)
                                                                                 Began business career in 1984
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund seeks above-average total return through      The fund seeks current income, long-term growth of
                          capital appreciation and income.  This objective       capital and income and preservation of capital.
                          can be changed without shareholder approval.           This objective can be changed without shareholder
                                                                                 approval.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Primary Investments       The fund invests in a diversified portfolio of         The fund allocates its investments among a
                          investment-grade bonds and primarily                   diversified mix of debt and equity securities.
                          large-capitalization stocks. The bond                  The fund normally invests at least 25% of assets
                          portfolio's risk profile is substantially similar      in equity securities and at least 25% of assets
                          to that of the Lehman Brothers Aggregate Bond          in senior debt securities.
                          Index and the stock portfolio's risk profile is
                          substantially similar to that of the Standard &        At least 80% of the fund's common stock investments
                          Poor's 500 Index.                                      are "dividend performers."  These are companies
                                                                                 that have typically increased their dividend
                          The fund invests at least 25% of assets in senior      payments over time, or which the managers believe
                          debt securities and, in normal market conditions,      demonstrate the potential for above-average
                          at least 25% of assets in stocks.  The managers        stability of growth of earnings and dividends.
                          adjust the fund's asset mix according to changing      Historically, these companies have tended to have
                          market and economic conditions.  In normal market      large or medium market capitalizations.
                          conditions, the fund is almost entirely invested
                          in stocks and bonds.
                                                                                 The fund's investments in bonds
                                                                                 of any maturity are primarily investment grade
                                                                                 (rated BBB/Baa or above and their unrated
                                                                                 equivalents).

-----------------------------------------------------------------------------------------------------------------------------------
Junk bonds                The fund does not invest in junk bonds (bonds          The fund may invest up to 20% of assets in junk
                          rated as low as C and their unrated equivalents).      bonds rated below BBB/Baa and their unrated
                                                                                 equivalents.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities        The fund may invest in U.S. dollar-denominated         The fund may invest up to 35% of assets in U.S.
                          foreign securities.                                    dollar and foreign currency denominated securities
                                                                                 of foreign issuers.
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed and       Each fund may invest in mortgage-backed and asset-backed securities.
asset-backed
securities
-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives               The fund does not normally use derivatives.            The fund may make limited use of certain
                                                                                 derivatives (investments whose value is based on
                                                                                 indexes, securities or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       In abnormal market conditions, the fund may            In abnormal market conditions, the fund may
positions                 temporarily invest more than 75% of assets in          temporarily invest extensively in investment-grade
                          investment-grade short-term securities.  In these      short-term securities.  In these and other cases,
                          and other cases, the fund might not achieve its        the fund might not achieve its goal.
                          goal.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                     Independence Balanced Fund                             Balanced Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge              Shares are offered with no sales charge.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
                     Both Independence Balanced Fund and Balanced Fund - Class I
--------------------------------------------------------------------------------
Buying shares        Investors may buy shares at their public offering price
                     through a financial representative or the funds' transfer
                     agent, John Hancock Signature Services, Inc. After March
                     15, 2002, investors will not be allowed to open new
                     accounts in Independence Balanced Fund but can add to
                     existing accounts.
--------------------------------------------------------------------------------
Minimum initial      $10,000.  No minimum investment for retirement plans with
investment           at least 350 eligible employees.
--------------------------------------------------------------------------------
Exchanging shares    Shareholders may exchange their shares for Class I shares
                     of other John Hancock funds, or for shares of any John
                     Hancock Institutional Fund.
--------------------------------------------------------------------------------
Selling shares       Shareholders may sell their shares by submitting a proper
                     written or telephone request to John Hancock Signature
                     Services, Inc.
--------------------------------------------------------------------------------
Net asset value      All purchases, exchanges and sales are made at a price
                     based on the next determined net asset value per share
                     (NAV) of the fund. Both funds' NAVs are determined at the
                     close of regular trading on the New York Stock Exchange,
                     which is normally 4:00 p.m. Eastern Time.
--------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended December 31, 2001, adjusted to reflect any changes. Balanced Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Balanced Fund for the year ended December 31, 2001 assuming that a reorganization with Independence Balanced Fund had occurred January 1, 2001. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended December 31, 2001, adjusted to reflect any changes. Balanced Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Balanced Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on January 1, 2001. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Balanced Fund's actual expenses or returns, either past or future.

                                                                                                              Balanced Fund
                                                                                                                 Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 12/31/01)
                                                                                                                (Assuming
                                                                                                              reorganization
                                                                                                                   with
                                                                             Independence      Balanced        Independence
                                                                             Balanced Fund    Fund Class I    Balanced Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase              none            none             none
   price)
Maximum sales charge imposed on reinvested dividends                              none            none             none
Maximum deferred sales charge (load) as a % of purchase or sale price,            none            none             none
   whichever is less
Redemption fee                                                                    none            none             none
Exchange fee                                                                      none            none             none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                    0.70%           0.60%            0.60%
Distribution and service (12b-1) fee                                              none            none             none
Other expenses                                                                    0.39%           0.15%            0.15%
Total fund operating expenses                                                     1.09%           0.75%            0.75%
Expense reduction(1)                                                              0.19%           none             none
Net fund operating expenses                                                       0.90%           0.75%            0.75%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                          $  102           $  77            $  77
Year 3                                                                          $  338           $ 240            $ 240
Year 5                                                                          $  592           $ 417            $ 417
Year 10                                                                         $1,321           $ 930            $ 930

(1) The Adviser has agreed to limit Independence Balanced Fund's total operating expenses to 0.90% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Independence Balanced Fund will transfer all of its assets to Balanced Fund. Balanced Fund will assume Independence Balanced Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Balanced Fund will issue to Independence Balanced Fund Class I shares in an amount equal to the net assets attributable to Independence Balanced Fund's shares. These shares will immediately be distributed to Independence Balanced Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Independence Balanced Fund will end up as Class I shareholders of Balanced Fund.

o After the shares are issued, Independence Balanced Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

         ----------------                            -------------------
         Independence                                Balanced Fund
         Balanced Fund           Independence        receives assets &
         transfers assets        Balanced Fund       assumes liabilities
         & liabilities to        assets and          of Independence
         Balanced Fund           liabilities         Balanced Fund
         ----------------                            -------------------

          -------------                                -------------
          Independence                                 Issue
          Balanced Fund                                Class I
          shareholders                                 Shares
          -------------                                -------------

                 Independence Balanced Fund receives Balanced
                      Fund Class I shares and distributes
                      them to Independence Balanced Fund
                                 shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:


-----------------------------------------------------------------
Fund Asset Breakpoints             Independence Balanced Fund
-----------------------------------------------------------------
First $500 Million                            0.70%
-----------------------------------------------------------------
Amount over $500 Million                      0.65%
-----------------------------------------------------------------

-----------------------------------------------------------------
                                           Balanced Fund
-----------------------------------------------------------------
Fund Assets                                   0.60%
-----------------------------------------------------------------

Independence Investment, LLC ("Independence"), a wholly-owned subsidiary of John Hancock Financial Services, Inc., serves as subadviser to Independence Balanced Fund. In this capacity, Independence has primary responsibility for making investment decisions for Independence Balanced Fund's investment portfolio and placing orders with brokers and dealers to implement those decisions. Independence receives its compensation from the Adviser, and Independence Balanced Fund pays no subadvisory fees over and above the management fee it pays to the Adviser. Independence receives subadvisory fees from the Adviser at the following rate: 60% of the advisory fee received by the Adviser.

Balanced Fund's management fee rate of 0.60% and its pro forma management fee rate of 0.60% are lower than Independence Balanced Fund's management fee rate of 0.70%. Balanced Fund's other expenses of 0.15% and its pro forma other expenses of 0.15% are lower than Independence Balanced Fund's other expenses of 0.39%. Balanced Fund's current annual expense ratio (equal to 0.75% of average net assets) and its pro forma expense ratio (equal to 0.75% of average net assets) are both lower than Independence Balanced Fund's expense ratio (equal to 0.90% of average net assets) after the expense reduction. Independence Balanced Fund's expense ratio before the expense reduction is 1.09% and there is no guarantee that the expense limitation will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                  Independence Balanced Fund                                   Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock market risk      The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Investment             The large capitalization stocks in which the fund        The large and medium capitalization stocks in which
category risk          primarily invests could fall out of favor with the       the fund primarily invests could fall out of favor
                       market, causing the fund to underperform funds that      with the market, causing the fund to underperform
                       focus on small or medium capitalization stocks.          funds that focus on small capitalization stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Medium                 Not applicable because the fund's stock investments      The fund's investments in medium capitalization
capitalization         are primarily large capitalization companies.            companies may be subject to larger and  more
company risk                                                                    erratic price movements than investments in large
                                                                                capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------------
Interest               When interest rates rise, bond prices usually fall. Generally, an increase in the fund's average maturity
rate risk              will make it more sensitive to interest rate risk.
-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (call)      If interest rate movements cause the fund's mortgage-related and callable securities to be paid off earlier
and extension          or later than expected, the fund's share price or yield could be hurt.
risks
-----------------------------------------------------------------------------------------------------------------------------------
Credit risk            The fund could lose money if the credit rating of        The fund could lose money if the credit rating
                       any bond in its portfolio is downgraded or if the        of any bond in its portfolio is downgraded or if
                       issuer of the bond defaults on its obligations.          the issuer of the bond defaults on its
                                                                                obligations. In general, lower-rated bonds
                                                                                involve more credit risk. The prices of
                                                                                lower-rated bonds may also be more volatile and
                                                                                more sensitive to adverse economic developments.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments involve additional risks, including potentially inadequate or inaccurate financial
securities risk        information and social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Not applicable because the fund invests only in          Unfavorable foreign currency exchange rates could
currency risk          U.S. dollar-denominated securities.                      reduce the value of securities denominated in
                                                                                foreign currencies.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Not applicable because the fund does not use             Certain derivative instruments can produce
                       derivatives.                                             disproportionate gains or losses and are riskier
                                                                                than direct investments. Also, in a down market
                                                                                derivatives could become harder to value or sell
                                                                                at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Independence Balanced Fund will transfer all of its assets to Balanced Fund and Balanced Fund will assume all of Independence Balanced Fund's liabilities. This will result in the addition of Independence Balanced Fund's assets to Balanced Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Balanced Fund will issue to Independence Balanced Fund Class I shares in an amount equal to the net assets attributable to Independence Balanced Fund's shares. As part of the liquidation of Independence Balanced Fund, these shares will immediately be distributed to shareholders of record of Independence Balanced Fund in proportion to their holdings on the reorganization date. As a result, shareholders of Independence Balanced Fund will end up as Class I shareholders of Balanced Fund.

o After the shares are issued, the existence of Independence Balanced Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Independence Balanced Fund believes that the proposed reorganization will be advantageous to the shareholders of Independence Balanced Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Independence Balanced Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $16.9 million in assets as of December 31, 2001). Independence Balanced Fund, which as been in existence for approximately six years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Independence Balanced Fund by absorbing expenses since the inception of the fund. Without these subsidies, Independence Balanced Fund would have had a higher expense ratio and lower performance.

Second, that Balanced Fund's total expenses are lower than Independence Balanced Fund's total expenses. As a result of the reorganization, shareholders of Independence Balanced Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay.

Third, that the reorganization would permit Independence Balanced Fund's shareholders to pursue similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Balanced Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Balanced Fund considered that the reorganization presents an excellent opportunity for Balanced Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Balanced Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by your fund are higher than the rates paid by Balanced Fund.

Balanced Fund's management fee rate of 0.60% and pro forma management fee rate of 0.60%, are lower than Independence Balanced Fund's management fee rate of 0.70%. Balanced Fund's other expenses of 0.15% and its pro forma other expenses of 0.15% are lower than Independence Balanced Fund's other expenses of 0.39%. Balanced Fund's current annual expense ratio (0.75% of average net assets) and pro forma expense ratio (0.75% of average net assets) are both lower than Independence Balanced Fund's current expense ratio (0.90% of average net assets) after the expense reduction. Independence Balanced Fund's expense ratio before the expense reduction is 1.09% and there is no guarantee that the expense limitation will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of Independence Balanced Fund and Balanced Fund as of December 31, 2001.

PROPOSAL 3
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN INTERNATIONAL EQUITY FUND AND INTERNATIONAL FUND

A proposal to approve an Agreement and Plan of Reorganization between International Equity Fund and International Fund. Under this Agreement, International Equity Fund would transfer all of its assets to International Fund in exchange for Class I shares of International Fund. These shares would be distributed proportionately to the shareholders of International Equity Fund. International Fund would also assume International Equity Fund's liabilities. International Equity Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of International Equity Fund to International Fund

------------------------------------------------------------------------------------------------------------------------------------
                                   International Equity Fund                                  International Fund
------------------------------------------------------------------------------------------------------------------------------------
Business             A diversified series of John Institutional Series      A diversified series of John Hancock Investment Trust
                     Trust.  The trust is an open-end investment company    III.  The trust is an open-end investment company
                     organized as a Massachusetts business trust.           organized as a Massachusetts business trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of     $1.8 million                                           $15.4 million
December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser   Investment Adviser:                                    Investment Adviser:
and subadviser       John Hancock Advisers, LLC                             John Hancock Advisers, LLC

                     Subadviser:                                            Subadviser:

                     Nicholas-Applegate Capital Management                  Nicholas-Applegate Capital Management
                     -U.S. based team responsible for day-to-day            -U.S. based team responsible for day-to-day
                        investment management                                  investment management
                     -Managed fund since December 2000                      -Managed fund since December 2000
                     -Founded in 1984                                       -Founded in 1984
                     -Supervised by the adviser                             -Supervised by the adviser
------------------------------------------------------------------------------------------------------------------------------------
Investment           The fund seeks long-term growth of capital. This       The fund seeks long-term growth of capital. This
objective            objective can be changed without shareholder           objective can be changed without shareholder approval.
                     approval.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments  The fund invests at least 80% of assets in stocks of   The fund invests at least 80% of assets in stocks of
                     foreign companies. The fund does not maintain a        foreign companies. The fund does not maintain a fixed
                     fixed allocation of assets, either with respect to     allocation of assets, either with respect to
                     securities type or geography. The managers allocate    securities type or geography. The managers allocate
                     the fund's assets among securities of countries that   the fund's assets among securities of countries that
                     are expected to provide the best opportunities for     are expected to provide the best opportunities for
                     meeting the fund's investment objective.               meeting the fund's investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Other investments    Each fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and
                     Global Depositary Receipts ("GDRs").
------------------------------------------------------------------------------------------------------------------------------------
Emerging market      Each fund may invest up to 30% of assets in emerging markets.
securities
------------------------------------------------------------------------------------------------------------------------------------
Diversification      Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer. In addition, each fund cannot invest more than 5% of total assets in any one security.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives          Each fund may use of certain derivatives (investments whose value is based on indexes, securities, or currencies).
------------------------------------------------------------------------------------------------------------------------------------
Temporary            In abnormal market conditions, each fund may temporarily invest more than 20% of assets in investment-grade defensive positions  short-term securities. In these and other cases, the fund might not achieve its goal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SHARES
------------------------------------------------------------------------------------------------------------------------------------
                     International Equity Fund                               International Fund -- Class I
------------------------------------------------------------------------------------------------------------------------------------
Sales charge         Shares are offered with no sales charge.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and     Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                 Both International Equity Fund and International Fund -- Class I
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares        Investors may buy shares at their public offering price through a financial representative or the funds'
                     transfer agent, John Hancock Signature Services, Inc.  After March 15, 2002, investors will not be allowed to open new accounts in International Equity Fund but can add to existing accounts.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum initial      $10,000.  No minimum investment for retirement plans with at least 350 eligible employees.
investment
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares    Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any
                     John Hancock Institutional Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares       Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                     Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value      All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York
                     Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended October 31, 2001, adjusted to reflect any changes. International Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of International Fund for the year ended October 31, 2001 assuming that a reorganization with International Equity Fund had occurred November 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended October 31, 2001, adjusted to reflect any changes. International Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. International Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on November 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of International Fund's actual expenses or returns, either past or future.

                                                                                                               International
                                                                                                                   Fund
                                                                                                                  Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                              ended 10/31/01)
                                                                                                                 (Assuming
                                                                                                              reorganization
                                                                                                                   with
                                                                           International    International      International
                                                                            Equity Fund      Fund Class I      Equity Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase            none             none              none
   price)
Maximum sales charge imposed on reinvested dividends                            none             none              none
Maximum deferred sales charge (load) as a % of purchase or sale                 none             none              none
   price, whichever is less
Redemption fee                                                                  none             none              none
Exchange fee                                                                    none             none              none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                  0.90%            1.00%             1.00%
Distribution and service (12b-1) fee                                            none             none              none
Other expenses                                                                  3.28%            1.55%             1.42%
Total fund operating expenses                                                   4.18%            2.55%             2.42%
Expense reduction                                                               3.18%(1)         1.60%(2)          1.47%(2)
Net fund operating expenses                                                     1.00%            0.95%             0.95%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                         $  102          $   97            $   97
Year 3                                                                         $  979          $  641            $  614
Year 5                                                                         $1,870          $1,211            $1,157
Year 10                                                                        $4,162          $2,765            $2,644

(1) The Adviser has agreed to limit International Equity Fund's operating expenses to 1.00% of the fund's average daily net assets at least until June 30, 2002.
(2) The adviser has agreed to limit International Fund's operating expenses, excluding 12b-1 and transfer agent fees, to 0.90% of the fund's average daily net assets at least until February 28, 2003.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. International Equity Fund will transfer all of its assets to International Fund. International Fund will assume International Equity Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o International Fund will issue to International Equity Fund Class I shares in an amount equal to the net assets attributable to International Equity Fund's shares. These shares will immediately be distributed to International Equity Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of International Equity Fund will end up as Class I shareholders of International Fund.

o     After the shares are issued, International Equity Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

         --------------------                       -------------------
         International Equity                       International Fund
         Fund transfers           International     receives assets &
         assets & liabilities     Equity Fund       assumes liabilities
         to International         assets and        of International
         Fund                     liabilities       Equity Fund
         --------------------                       -------------------

            -------------                             --------------
            International                             Issues
            Equity Fund                               Class I
            shareholders                              Shares
            -------------                             --------------

                 International Equity Fund receives Inernational
                       Fund Class I shares and distributes
                        them to International Equity Fund
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

-------------------------------------------------------------------------
Fund Asset Breakpoints                  International Equity Fund
-------------------------------------------------------------------------
First $500 Million                               0.900%
-------------------------------------------------------------------------
Amount over $500 Million                         0.650%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Fund Asset Breakpoints                     International Fund
-------------------------------------------------------------------------
First $250 Million                               1.000%
-------------------------------------------------------------------------
Next $250 Million                                0.800%
-------------------------------------------------------------------------
Next $250 Million                                0.750%
-------------------------------------------------------------------------
Amount over $750 Million                         0.625%
-------------------------------------------------------------------------

Nicholas-Applegate Capital Management ("Nicholas-Applegate") serves as subadviser to both the Acquired Fund and the Acquiring Fund. In this capacity, Nicholas-Applegate has primary responsibility for making investment decisions for each Fund's investment portfolio and placing orders with brokers and dealers to implement those decisions. Nicholas-Applegate receives its compensation from the Adviser, and the Funds pay no subadvisory fees over and above the management fee they pay to the Adviser. Nicholas-Applegate receives subadvisory fees from the Adviser at the same rate for the Acquired Fund and the Acquiring Fund: (i) 0.50% of the first $500 Million of the average daily net asset value of the Fund; and (ii) 0.45% of the average daily net asset value of the Fund in excess of $500 Million.

International Fund's management fee rate of 1.00% and its pro forma management fee rate of 1.00% are higher than International Equity Fund's management fee rate of 0.90%. International Fund's other expenses of 1.55% and its pro forma other expenses of 1.42% are lower than International Equity Fund's other expenses of 3.28%. International Fund's current annual expense ratio (equal to 0.95% of average net assets) and its pro forma expense ratio (equal to 0.95% of average net assets) are both lower than International Equity Fund's expense ratio (equal to 1.00% of average net assets) after the expense reduction. Your fund's expense ratio before the expense reduction is 4.18%. International Fund's expense ratio before the expense reduction is 2.55%.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                    International Equity Fund                                   International Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock                  The value of securities in the fund may go down in response to overall stock market movements. Markets
market risk            tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors or geographic regions, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments are riskier than investments in U.S. companies. The special risks of foreign
investment risk        investments include:
                       o     Economic, political and social instability
                       o     Lack of reliable, publicly available information
                       o     Limited or excessive government regulation
                       o     Adverse governmental actions ranging from tax law changes to the collapse of governments
                       o     Lack of liquidity
                       o     Foreign currency exchange rate fluctuations
                       o     Restrictions on currency transfers
                       o     Foreign ownership limits
                       These risks are more severe in emerging market countries.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity and          In a down or unstable market, the fund's investments could become harder to value accurately or to sell at
valuation risks        a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. International Equity Fund will transfer all of its assets to International Fund and International Fund will assume all of International Equity Fund's liabilities. This will result in the addition of International Equity Fund's assets to International Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o International Fund will issue to International Equity Fund Class I shares in an amount equal to the net assets attributable to International Equity Fund's shares. As part of the liquidation of International Equity Fund, these shares will immediately be distributed to shareholders of record of International Equity Fund in proportion to their holdings on the reorganization date. As a result, shareholders of International Equity Fund will end up as shareholders of International Fund.

o After the shares are issued, the existence of International Equity Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of International Equity Fund believes that the proposed reorganization will be advantageous to the shareholders of International Equity Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that International Equity Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $1.8 million in assets as of December 31, 2001). International Equity Fund, which as been in existence for approximately seven years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized International Equity Fund by absorbing expenses since the inception of the fund. Without these subsidies, International Equity Fund would have had a substantially higher expense ratio and lower performance.

Second, that International Fund's total expenses are lower than International Equity Fund's total expenses. As a result of the reorganization, shareholders of International Equity Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay.

Third, that the reorganization would permit International Equity Fund's shareholders to pursue substantially similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

The board of trustees of International Fund considered that the reorganization presents an excellent opportunity for International Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to International Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by International Equity Fund are higher than the rates paid by International Fund.

International Fund's management fee rate of 1.00% and pro forma management fee rate of 1.00% are higher than your fund's management fee rate of 0.90%. International Fund's other expenses of 1.55% and its pro forma other expenses of 1.42% are lower than your fund's other expenses of 3.28%. International Fund's current annual expense ratio (0.95% of average net assets) and pro forma expense ratio (0.95% of average net assets) are both lower than your fund's current expense ratio (1.00% of average net assets) after the expense reductions. Your fund's expense ratio before the expense reduction is 4.18%. International Fund's expense ratio before the expense reduction is 2.55%.

Comparative Performance. The trustees also took into consideration the relative performance of International Equity Fund and International Fund as of December 31, 2001.

PROPOSAL 4
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN MEDIUM CAPITALIZATION GROWTH FUND AND MID CAP GROWTH FUND

A proposal to approve an Agreement and Plan of Reorganization between Medium Capitalization Growth Fund and Mid Cap Growth Fund. Under this Agreement, Medium Capitalization Growth Fund would transfer all of its assets to Mid Cap Growth Fund in exchange for Class I shares of Mid Cap Growth Fund. These shares would be distributed proportionately to the shareholders of Medium Capitalization Growth Fund. Mid Cap Growth Fund would also assume Medium Capitalization Growth Fund's liabilities. Medium Capitalization Growth Fund's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Medium Capitalization Growth Fund to Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                               Medium Capitalization Growth Fund                             Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Business              A diversified series of John Hancock Institutional    A diversified series of John Hancock Investment Trust
                      Series Trust. The trust is an open-end investment     III. The trust is an open-end investment company
                      company organized as a Massachusetts business trust.  organized as a Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of      $5.6 million                                          $208.2 million
December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser    Investment adviser:                                   Investment adviser:
and portfolio         John Hancock Advisers, LLC                            John Hancock Advisers, LLC
managers
                      Portfolio Managers:                                   Portfolio Managers:

                      Paul J. Berlinguet                                    Paul J. Berlinguet
                      -Vice president of adviser                            -Vice president of adviser
                      -Joined fund team in 2001                             -Joined fund team in 2001
                      -Joined adviser in 2001                               -Joined adviser in 2001
                      -U.S. equity investment manager                       -U.S. equity investment manager
                         at Baring America Asset                               at Baring America Asset
                         Management (1989-2001)                                Management (1989-2001)
                      -Began business career in 1986                        -Began business career in 1986

                      Robert J. Uek, CFA                                    Robert J. Uek, CFA
                      -Vice president of adviser                            -Vice president of adviser
                      -Joined fund team in 2001                             -Joined fund team in 2001
                      -Joined adviser in 1997                               -Joined adviser in 1997
                      -Corporate finance manager                            -Corporate finance manager
                        at Ernst & Young (1994-1997)                          at Ernst & Young (1994-1997)
                      -Began business career in 1990                        -Began business career in 1990

                      Timothy N. Manning                                    Timothy N. Manning
                      -Joined fund team in 2000                             -Joined fund team in 2000
                      -Joined adviser in 2000                               -Joined adviser in 2000
                      -Analyst at State Street Research                     -Analyst at State Street Research
                         (1999-2000)                                           (1999-2000)
                      -Equity research associate at                         -Equity research associate at
                         State Street Research (1996-1999)                     State Street Research (1996-1999)
                      -Began business career in 1993                        -Began business career in 1993
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective  The fund seeks long-term capital appreciation. This   The fund seeks long-term capital appreciation. This
                      objective can be changed without shareholder          objective can be changed without shareholder
                      approval.                                             approval.
-----------------------------------------------------------------------------------------------------------------------------------
Primary investments   The fund invests at least 80% of assets in stocks     The fund invests at least 80% of assets in stocks of
                      of medium-capitalization companies (companies in      medium-capitalization companies (companies in the
                      the capitalization range of the Russell Midcap        capitalization range of the Russell Midcap Growth
                      Growth Index, which was $_____ million to $_____      Index, which was $_____ million to $_____ billion on
                      billion on February 28, 2002).  In managing the       February 28, 2002).  In managing the portfolio, the
                      portfolio, the managers use quantitative screens to   managers seek to identify companies with
                      identify companies with at least 15% annual           above-average earnings growth.
                      earnings growth, expanding profit margins, and
                      projected price/earnings ratios below their
                      earnings growth rate.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities    Each fund may invest up to 10% of assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Diversification        Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer. In addition, each fund cannot invest more than 5% of total assets in any one security.
-----------------------------------------------------------------------------------------------------------------------------------
Cash and cash          Each fund normally has less than 10% of assets in cash and cash equivalents.
equivalents
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives            Each fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
Temporary              In abnormal market conditions, each fund may temporarily invest in U.S. government securities with
defensive              maturities of up to three years, and may also invest more than 10% of assets in cash and/or cash
positions              equivalents. In these and other cases, a fund might not achieve its goal.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                       Medium Capitalization Growth Fund                       Mid Cap Growth Fund -- Class I
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge           Shares are offered with no sales charge.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and       Shares are not subject to a 12b-1 distribution fee.
Service (12b-1)
fee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                       Both Medium Capitalization Growth Fund and Mid Cap Growth Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares          Investors may buy shares at their public offering price through a financial representative or the funds'
                       transfer agent, John Hancock Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Medium Capitalization Growth Fund but can add to existing accounts.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum initial        $10,000.  No minimum investment for retirement plans with at least 350 eligible employees.
investment
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging             Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of
shares                 any shares John Hancock Institutional Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares         Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                       Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value        All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York
                       Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended October 31, 2001, adjusted to reflect any changes. Mid Cap Growth Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Mid Cap Growth Fund for the year ended October 31, 2001 assuming that a reorganization with Medium Capitalization Growth Fund had occurred November 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended October 31, 2001, adjusted to reflect any changes. Mid Cap Growth Fund's Class I shares have no operational history. As a result, expenses were projected based on expenses incurred by other classes of the Fund. Mid Cap Growth Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on November 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Mid Cap Growth Fund's actual expenses or returns, either past or future.

                                                                                                              Mid Cap Growth
                                                                                                                   Fund
                                                                                                                 Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 10/31/01)
                                                                                                                (Assuming
                                                                                                              reorganization
                                                                                                                   with
                                                                                 Medium         Mid Cap           Medium
                                                                             Capitalization   Growth Fund     Capitalization
                                                                              Growth Fund       Class I        Growth Fund)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase              none            none             none
   price)
Maximum sales charge imposed on reinvested dividends                              none            none             none
Maximum deferred sales charge (load) as a % of purchase or sale price,            none            none             none
   whichever is less
Redemption fee                                                                    none            none             none
Exchange fee                                                                      none            none             none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                    0.80%           0.80%            0.80%
Distribution and service (12b-1) fee                                              none            none             none
Other expenses                                                                    0.93%           0.14%            0.14%
Total fund operating expenses                                                     1.73%           0.94%            0.94%
Expense reduction(1)                                                              0.83%           none             none
Net fund operating expenses                                                       0.90%           0.94%            0.94%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                          $  119          $   96           $   96
Year 3                                                                          $  490          $  300           $  300
Year 5                                                                          $  886          $  520           $  520
Year 10                                                                         $1,994          $1,155           $1,155

(1) The Adviser has agreed to limit Medium Capitalization Growth Fund's expenses to 0.90% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Medium Capitalization Growth Fund will transfer all of its assets to Mid Cap Growth Fund. Mid Cap Growth Fund will assume Medium Capitalization Growth Fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Mid Cap Growth Fund will issue to Medium Capitalization Growth Fund Class I shares in an amount equal to the net assets attributable to Medium Capitalization Growth Fund's shares. These shares will immediately be distributed to Medium Capitalization Growth Fund's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Medium Capitalization Growth Fund will end up as Class I shareholders of Mid Cap Growth Fund.

o After the shares are issued, Medium Capitalization Growth Fund will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

       ---------------------                          ----------------------
       Medium Capitalization       Medium             Mid Cap Growth Fund
       Growth Fund transfers       Capitalization     receives assets &
       assets & liabilities        Growth Fund        assumes liabilities of
       to Mid Cap Growth Fund      assets and         Medium Capitalization
                                   liabilities        Growth Fund
       ----------------------                         ----------------------

          --------------                                 --------------
          Medium                                         Issues
          Capitalization                                 Class I
          Growth Fund                                    Shares
          shareholders
          --------------                                 --------------

            Medium Capitalization Growth Fund receives Mid Cap Growth
                       Fund Class I shares and distributes
                    them to Medium Capitalization Growth Fund
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

------------------------------------------------------------------------------
Fund Asset Breakpoints                     Medium Capitalization Growth Fund
------------------------------------------------------------------------------
First $500 Million                                      0.80%
------------------------------------------------------------------------------
Amount over $500 Million                                0.75%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Fund Asset Breakpoints                           Mid Cap Growth Fund
------------------------------------------------------------------------------
First $500 Million                                      0.80%
------------------------------------------------------------------------------
Next $500 Million                                       0.75%
------------------------------------------------------------------------------
Amount over $1 Billion                                  0.70%
------------------------------------------------------------------------------

Mid Cap Growth Fund's management fee rate of 0.80% and its pro forma management fee rate of 0.80% are the same as Medium Capitalization Growth Fund's management fee rate of 0.80%. Mid Cap Growth Fund's other expenses of 0.14% and its pro forma other expenses of 0.14% are lower than Medium Capitalization Growth Fund's other expenses of 0.93%. Mid Cap Growth Fund's current annual expense ratio (equal to 0.94% of average net assets) and its pro forma expense ratio (equal to 0.94% of average net assets) are both slightly higher than Medium Capitalization Growth Fund's expense ratio (equal to 0.90% of average net assets) after the expense reduction. Medium Capitalization Growth Fund's expense ratio before the expense reduction is 1.73% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                Medium Capitalization Growth Fund                            Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock market risk      The value of securities in the fund may go down in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk           The manager and its strategy may fail to produce the intended results. The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Investment             The medium capitalization growth stocks in which the fund primarily invests could fall out of favor with
category risk          the market. This could cause the fund to underperform funds that focus on large or small capitalization stocks or on value stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Medium                 The fund's investments in small or medium capitalization companies may be subject to larger and more
capitalization         erratic price movements than investments in large capitalization companies.
company risk
-----------------------------------------------------------------------------------------------------------------------------------
Foreign                Foreign investments involve additional risks, including potentially unfavorable currency exchange rates,
securities risk        inadequate or inaccurate financial information and social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity and          In a down or unstable market, the fund's investments could become harder to value accurately or to sell at
valuation risks        a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk          In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance. The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Medium Capitalization Growth Fund will transfer all of its assets to Mid Cap Growth Fund and Mid Cap Growth Fund will assume all of Medium Capitalization Growth Fund's liabilities. This will result in the addition of Medium Capitalization Growth Fund's assets to Mid Cap Growth Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Mid Cap Growth Fund will issue to Medium Capitalization Growth Fund Class I shares in an amount equal to the net assets attributable to Medium Capitalization Growth Fund's shares. As part of the liquidation of Medium Capitalization Growth Fund, these shares will immediately be distributed to shareholders of record of Medium Capitalization Growth Fund in proportion to their holdings on the reorganization date. As a result, shareholders of Medium Capitalization Growth Fund will end up as shareholders of Mid Cap Growth Fund.

o After the shares are issued, the existence of Medium Capitalization Growth Fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Medium Capitalization Growth Fund believes that the proposed reorganization will be advantageous to the shareholders of Medium Capitalization Growth Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Medium Capitalization Growth Fund does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $5.6 million in assets as of December 31, 2001). Medium Capitalization Growth Fund, which as been in existence for approximately seven years, has not grown to an acceptable asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Medium Capitalization Growth Fund by absorbing expenses since the inception of the fund. Without these subsidies, Medium Capitalization Growth Fund would have had a substantially higher expense ratio and lower performance.

Second, that Mid Cap Growth Fund's total expenses are lower than Medium Capitalization Growth Fund's total expenses before taking into account the Adviser's agreement to limit Medium Capitalization Growth Fund's expenses. As a result of the reorganization, shareholders of Medium Capitalization Growth Fund will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay if the expense reduction is not extended beyond June 30, 2002.

Third, that the reorganization would permit Medium Capitalization Growth Fund's shareholders to pursue substantially similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Mid Cap Growth Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Mid Cap Growth Fund considered that the reorganization presents an excellent opportunity for Mid Cap Growth Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Mid Cap Growth Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by Medium Capitalization Growth Fund are the same as the rates paid by Mid Cap Growth Fund.

Mid Cap Growth Fund's management fee rate of 0.80%% and pro forma management fee rate of 0.80%, are the same as Medium Capitalization Growth Fund's management fee rate of 0.80%. Mid Cap Growth Fund's other expenses of 0.14% and its pro forma other expenses of 0.14% are lower than Medium Capitalization Growth Fund's other expenses of 0.93%. Mid Cap Growth Fund's current annual expense ratio (0.94% of average net assets) and pro forma expense ratio (0.94% of average net assets) are both slightly higher than Medium Capitalization Growth Fund's current expense ratio (0.90% of average net assets) after the expense reduction. Medium Capitalization Growth Fund's expense ratio before the expense reduction is 1.73% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of Medium Capitalization Growth Fund and Mid Cap Growth Fund as of December 31, 2001.

PROPOSAL 5
APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SMALL CAP EQUITY FUND Y AND SMALL CAP EQUITY FUND

A proposal to approve an Agreement and Plan of Reorganization between Small Cap Equity Fund Y and Small Cap Equity Fund. Under this Agreement, Small Cap Equity Fund Y would transfer all of its assets to Small Cap Equity Fund in exchange for Class I shares of Small Cap Equity Fund. These shares would be distributed proportionately to the shareholders of Small Cap Equity Fund Y. Small Cap Equity Fund would also assume Small Cap Equity Fund Y's liabilities. Small Cap Equity Fund Y's Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Small Cap Equity Fund Y to Small Cap Equity Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                       Small Cap Equity Fund Y                                Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Business                  A diversified series of John Hancock                A diversified series of John Hancock Investment
                          Institutional Series Trust.  The Trust is an        Trust II.  The Trust is an open-end investment
                          open-end investment management company organized    management company organized as a Massachusetts
                          as a Massachusetts Business Trust.                  Business Trust.
-----------------------------------------------------------------------------------------------------------------------------------
Net assets as of          $35.1 million                                       $980.7 million
December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser and    Investment Adviser:                                 Investment Adviser:
portfolio managers        John Hancock Advisers, LLC                          John Hancock Advisers, LLC

                          Portfolio Managers:                                 Portfolio Managers:

                          James S. Yu, CFA                                    James S. Yu, CFA
                          -Vice President of adviser                          -Vice President of adviser
                          -Joined fund team in 2000                           -Joined fund team in 2000
                          -Joined adviser in 2000                             -Joined adviser in 2000
                          -Analyst at Merrill Lynch Asset Management          -Analyst at Merrill Lynch Asset Management
                             (1998-2000)                                         (1998-2000)
                          -Analyst at Gabelli & Company (1995-1998)           -Analyst at Gabelli & Company (1995-1998)
                          -Began business career in 1990                      -Began business career in 1990

                          Roger C. Hamilton                                   Roger C. Hamilton
                          -Vice President of adviser                          -Vice President of adviser
                          -Joined fund team in 1999                           -Joined fund team in 1999
                          -Joined adviser in 1994                             -Joined adviser in 1994
                          -Began business career in 1980                      -Began business career in 1980
-----------------------------------------------------------------------------------------------------------------------------------
Investment objective      The fund seeks capital appreciation.  This          The fund seeks capital appreciation.
                          objective can be changed without shareholder
                          approval.
-----------------------------------------------------------------------------------------------------------------------------------
Primary Investments       The fund normally invests at least 80% of assets    The fund normally invests at least 80% of assets in
                          in stocks of small-capitalization companies         stocks of small-capitalization companies (companies
                          (companies in the capitalization range of the       in the capitalization range of the Russell 2000
                          Russell 2000 Index, which was $___ million to       Index, which was $___ million to $___ billion as of
                          $___ billion as of February 28, 2002).              February 28, 2002).

                          In managing the portfolio, the managers emphasize   In managing the portfolio, the managers emphasize a
                          a value-oriented approach to individual stock       value-oriented approach to individual stock
                          selection.  With the aid of proprietary financial   selection.  With the aid of proprietary financial
                          models, the management team looks for companies     models, the management team looks for U.S. and
                          that are selling at what appear to be substantial   foreign companies that are selling at what appear
                          discounts to their long-term value.  These          to be substantial discounts to their long-term
                          companies often have identifiable catalysts for     value.  These companies often have identifiable
                          growth, such as new products, business              catalysts for growth, such as new products,
                          reorganizations, or mergers.                        business reorganizations, or mergers.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities        Each fund invests primarily in stocks of U.S. companies, but may invest up to 15% of assets in a basket
and bonds                 of foreign securities and bonds rated as low as CC/Ca and their unrated equivalents.  (Bonds rated below BBB/Baa are considered junk bonds.)
-----------------------------------------------------------------------------------------------------------------------------------
Diversification           Each fund is diversified and, with respect to 75% of total assets, cannot invest more than 5% of total assets in securities of a single issuer. In addition, each fund cannot invest more than 5% of total assets in any one security.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Derivatives               Each fund may make limited use of certain derivatives (investments whose value is based on indexes or currencies).
-----------------------------------------------------------------------------------------------------------------------------------
Temporary defensive       In abnormal market conditions, each fund may temporarily invest extensively in investment-grade
positions                 short-term securities.  In these and other cases, a fund might not achieve its goal.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                       Small Cap Equity Fund Y                          Small Cap Equity Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Sales charge              Shares are offered with no sales charge.
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and          Shares are not subject to a 12b-1 distribution fee.
Service (12b-1) fee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                                      Small Cap Equity Fund Y                          Small Cap Equity Fund - Class I
-----------------------------------------------------------------------------------------------------------------------------------
Buying shares             Investors may buy shares at their public offering price through a financial representative or the funds'
                          transfer agent, John Hancock Signature Services, Inc. After March 15, 2002, investors will not be allowed to open new accounts in Small Cap Equity Fund Y but can add to existing accounts.
-----------------------------------------------------------------------------------------------------------------------------------
Minimum initial           $10,000.  No minimum investment for retirement plans with at least 350 eligible employees.
investment
-----------------------------------------------------------------------------------------------------------------------------------
Exchanging shares         Shareholders may exchange their shares for Class I shares of other John Hancock funds, or for shares of any John Hancock Institutional Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Selling shares            Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock
                          Signature Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value           All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of the fund. Both funds' NAVs are determined at the close of regular trading on the New York
                          Stock Exchange, which is normally 4:00 p.m. Eastern Time.
-----------------------------------------------------------------------------------------------------------------------------------

The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The expense table appearing below shows the expenses for the twelve-month period ended October 31, 2001, adjusted to reflect any changes. Small Cap Equity Fund's Class I shares began operations on August 15, 2001. As a result, expenses were projected as if Class I had been in existence for the entire year. Future expenses may be greater or less. The examples contained in the expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Pro Forma Expenses

The following expense table shows the pro forma expenses of Small Cap Equity Fund for the year ended October 31, 2001 assuming that a reorganization with Small Cap Equity Fund Y had occurred November 1, 2000. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended October 31, 2001, adjusted to reflect any changes. Small Cap Equity Fund's Class I shares began operations on August 15, 2001. As a result, expenses were projected as if Class I had been in existence for the entire year. Small Cap Equity Fund's actual expenses after the reorganization may be greater or less than those shown.

The example contained in the pro forma expense table shows what you would have paid on a $10,000 investment if the reorganization had occurred on November 1, 2000. The example assumes that you had reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Small Cap Equity Fund's actual expenses or returns, either past or future.

                                                                                                            Small Cap Equity
                                                                                                               Fund Class I
                                                                                                                (PRO FORMA
                                                                                                               for the year
                                                                                                             ended 10/31/01)
                                                                                                                (Assuming
                                                                                                              reorganization
                                                                                              Small Cap            with
                                                                              Small Cap      Equity Fund     Small Cap Equity
                                                                            Equity Fund Y      Class I           Fund Y)
Shareholder
transaction expenses
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a % of purchase             none            none              none
   price)
Maximum sales charge imposed on reinvested dividends                             none            none              none
Maximum deferred sales charge (load) as a % of purchase or sale price,           none            none              none
   whichever is less
Redemption fee                                                                   none            none              none
Exchange fee                                                                     none            none              none

Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee                                                                   0.70%           0.70%             0.70%
Distribution and service (12b-1) fee                                             none            none              none
Other expenses                                                                   0.34%           0.13%             0.13%
Total fund operating expenses                                                    1.04%           0.83%             0.83%
Expense reduction(1)                                                             0.24%           none              none
Net fund operating expenses                                                      0.80%           0.83%             0.83%

Expenses
-------------------------------------------------------------------------------------------------------------------------------
Year 1                                                                         $   90          $   85            $   85
Year 3                                                                         $  315          $  265            $  265
Year 5                                                                         $  558          $  460            $  460
Year 10                                                                        $1,257          $1,025            $1,025

(1) The Adviser has agreed to limit Small Cap Equity Fund Y's operating expenses to 0.80% of the fund's average daily net assets at least until June 30, 2002.

The Reorganization

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002, but may occur on any later date before December 31, 2002. Small Cap Equity Fund Y will transfer all of its assets to Small Cap Equity Fund. Small Cap Equity Fund will assume Small Cap Equity Fund Y's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Small Cap Equity Fund will issue to Small Cap Equity Fund Y Class I shares in an amount equal to the net assets attributable to Small Cap Equity Fund Y's shares. These shares will immediately be distributed to Small Cap Equity Fund Y's shareholders in proportion to their holdings on the reorganization date. As a result, shareholders of Small Cap Equity Fund Y will end up as Class I shareholders of Small Cap Equity Fund.

o     After the shares are issued, Small Cap Equity Fund Y will be terminated.

o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

    The following diagram shows how the reorganization would be carried out.

        --------------------                        --------------------
        Small Cap Equity                            Small Cap Equiaty
        Fund Y transfers          Small Cap         Fund receives
        assets & liabilities      Equity Fund Y     assets & assumes
        to Small Cap Equity       assets and        liabilities of Small
        Fund                      liabilities       Cap Equity Fund Y
        --------------------                        --------------------

          --------------                               --------------
          Small Cap                                    Issues
          Equiaty Fund Y                               Class I
          shareholders                                 Shares
          --------------                               --------------

                Small Cap Equity Fund Y receives Small Cap Equity
                       Fund Class I shares and distributes
                         them to Small Cap Equity Fund Y
                                  shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

--------------------------------------------------------------------------------
Fund Asset Breakpoints                        Small Cap Equity Fund Y
--------------------------------------------------------------------------------
First $500 Million                                     0.70%
--------------------------------------------------------------------------------
Amount over $500 Million                               0.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Small Cap Equity Fund
--------------------------------------------------------------------------------
Fund Assets                                            0.70%
--------------------------------------------------------------------------------

Small Cap Equity Fund's management fee rate of 0.70% and its pro forma management fee rate of 0.70% are the same as your fund's management fee rate of 0.70%. Small Cap Equity Fund's other expenses of 0.13% and its pro forma other expenses of 0.13% are lower than your fund's other expenses of 0.34%. Small Cap Equity Fund's current annual expense ratio (equal to 0.83% of average net assets) and its pro forma expense ratio (equal to 0.83% of average net assets) are both slightly higher than your fund's expense ratio (equal to 0.80% of average net assets) after the expense reduction. Your fund's expense ratio before the expense reduction is 1.04% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                        Small Cap Equity Fund Y                               Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Stock market risk         The value of securities in the fund may go down in response to overall stock market movements.  Markets tend to move in cycles, with periods of rising prices and periods of falling prices.  Stocks tend to go up and down in value more than bonds.  If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
-----------------------------------------------------------------------------------------------------------------------------------
Manager risk              The manager and its strategy may fail to produce the intended results.  The fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.
-----------------------------------------------------------------------------------------------------------------------------------
Investment category risk  The small capitalization value stocks in which the fund primarily invests could fall out of favor with the market.  This could cause the fund to underperform funds that focus on large or medium capitalization stocks or on growth stocks.
-----------------------------------------------------------------------------------------------------------------------------------
Small and medium          The fund's investments in small or medium capitalization companies may be subject to larger and more
capitalization company    erratic price movements than investments in established large capitalization companies.  Many smaller
risk                      companies have short track records, narrow product lines or niche markets, making them highly vulnerable to isolated business setbacks.
-----------------------------------------------------------------------------------------------------------------------------------
Initial public offering   A significant part of the fund's return may at times be attributable to investments in IPOs.  Many IPO
(IPO) risk                stocks are issued by, and involve the risks associated with, small and medium capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------------
Bond Risk                 The credit rating of any bond in the fund's portfolio could be downgraded or the issuer of a bond could default on its obligations.  Bond prices generally fall when interest rates rise.  This risk is greater for longer maturity bonds.  Junk bond prices can fall on bad news about the economy, an industry or a company.
-----------------------------------------------------------------------------------------------------------------------------------
Foreign securities risk   Foreign investments involve additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
-----------------------------------------------------------------------------------------------------------------------------------
Derivatives risk          Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments.  Also, in a down market derivatives could become harder to value or sell at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Liquidity and valuation   In a down or unstable market, the fund's investments could become harder to value accurately or to sell
risks                     at a fair price.
-----------------------------------------------------------------------------------------------------------------------------------
Turnover risk             In general, the greater the volume of buying and selling by a fund (and the higher its "turnover rate"), the greater the impact that transaction costs will have on the fund's performance.  The fund's turnover rate may exceed 100%, which is considered relatively high.
-----------------------------------------------------------------------------------------------------------------------------------

PROPOSAL TO APPROVE THE AGREEMENT
AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on June 7, 2002 but may occur on any later date before December 31, 2002. Small Cap Equity Fund Y will transfer all of its assets to Small Cap Equity Fund and Small Cap Equity Fund will assume all of Small Cap Equity Fund Y's liabilities. This will result in the addition of Small Cap Equity Fund Y's assets to Small Cap Equity Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern Time, on the reorganization date.

o Small Cap Equity Fund will issue to Small Cap Equity Fund Y Class I shares in an amount equal to the net assets attributable to Small Cap Equity Fund Y's shares. As part of the liquidation of Small Cap Equity Fund Y, these shares will immediately be distributed to shareholders of record of Small Cap Equity Fund Y in proportion to their holdings on the reorganization date. As a result, shareholders of Small Cap Equity Fund Y will end up as shareholders of Small Cap Equity Fund.

o After the shares are issued, the existence of Small Cap Equity Fund Y will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of Small Cap Equity Fund Y believes that the proposed reorganization will be advantageous to the shareholders of Small Cap Equity Fund Y for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, that Small Cap Equity Fund Y does not have sufficient assets to justify maintaining this fund as a separate investment portfolio (i.e. the fund had $35.1 million in assets as of December 31, 2001). Small Cap Equity Fund Y, which as been in existence for approximately seven years, has not grown in asset size and in light of the history of the fund, there is no foreseeable potential for future growth. The investment adviser has subsidized Small Cap Equity Fund Y by absorbing expenses since the inception of the fund. Without these subsidies, Small Cap Equity Fund Y would have had a substantially higher expense ratio and lower performance.

Second, that Small Cap Equity Fund's total expenses are lower than Small Cap Equity Fund Y's total expenses before taking into account the Adviser's agreement to limit Small Cap Equity Fund Y's expenses. As a result of the reorganization, shareholders of Small Cap Equity Fund Y will experience a reduction in the total amount of fees, as a percentage of average net assets, that they indirectly pay if the expense reduction is not extended beyond June 30, 2002.

Third, that the reorganization would permit Small Cap Equity Fund Y's shareholders to pursue substantially similar investment goals in a larger fund. A larger fund should give the investment adviser greater flexibility and the ability to select a larger number of portfolio securities, resulting in increased diversification.

Fourth, that a combined fund offers economies of scale that may lead to lower per share expenses. Both funds incur costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. Many of these expenses are duplicative and there may be an opportunity to reduce Small Cap Equity Fund's expense ratio over time because of economies of scale if the funds are combined.

The board of trustees of Small Cap Equity Fund considered that the reorganization presents an excellent opportunity for Small Cap Equity Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to Small Cap Equity Fund and its shareholders.

The boards of both funds also considered that the adviser and the funds' distributor will benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser or distributor.

Comparative Fees and Expense Ratios. As discussed above, the advisory fee rates paid by your fund are the same as the rates paid by Small Cap Equity Fund.

Small Cap Equity Fund's management fee rate of 0.70% and pro forma management fee rate of 0.70% are the same as your fund's management fee rate of 0.70%. Small Cap Equity Fund's other expenses of 0.13% and its pro forma other expenses of 0.13% are lower than your fund's other expenses of 0.34%. Small Cap Equity Fund's current annual expense ratio (0.83% of average net assets) and pro forma expense ratio (0.83% of average net assets) are both slightly higher than your fund's current expense ratio (0.80% of average net assets) after the expense reduction. Your fund's expense ratio before the expense reduction is 1.04% and there is no guarantee that the expense reduction will be extended beyond June 30, 2002.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Small Cap Equity Fund as of December 31, 2001.

FURTHER INFORMATION ON EACH REORGANIZATION

Tax Status of the Reorganization

Each reorganization will not result in income, gain or loss for federal income tax purposes and will not take place unless both funds in each respective reorganization receive a satisfactory opinion from Hale and Dorr LLP, counsel to the Acquired Funds, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code").

As a result, for federal income tax purposes:

o No gain or loss will be recognized by each Acquired Fund upon (1) the transfer of all of its assets to the respective Acquiring Fund as described above or (2) the distribution by each Acquired Fund of Acquiring Fund shares to Acquired Fund shareholders;

o No gain or loss will be recognized by each Acquiring Fund upon the receipt of each respective Acquired Fund's assets solely in exchange for the issuance of Acquiring Fund shares and the assumption of all of Acquired Fund liabilities by each respective Acquiring Fund;

o The basis of the assets of each Acquired Fund acquired by each respective Acquiring Fund will be the same as the basis of those assets in the hands of each respective Acquired Fund immediately before the transfer;

o The tax holding period of the assets of each Acquired Fund in the hands of each respective Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

o The shareholders of each Acquired Fund will not recognize gain or loss upon the exchange of all their shares of the Acquired Funds solely for Acquiring Fund shares as part of the reorganization;

o The basis of Acquiring Fund shares received by Acquired Fund shareholders in the reorganization will be the same as the basis of the shares of each Acquired Fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares that Acquired Fund shareholders receive will include the tax holding period of the shares of the Acquired Fund surrendered in the exchange, provided that the shares of the Acquired Fund were held as capital assets on the reorganization date.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of each Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund(s) or deliver to your fund(s) a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund(s) may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of shares of the respective Acquiring Fund. Shareholders may not redeem or transfer Acquiring Fund shares received in the reorganization until they have surrendered their Acquired Fund share certificates or delivered an Affidavit. The Acquiring Funds will not issue share certificates in the reorganization.

Conditions to Closing each Reorganization. The obligation of each Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the corresponding Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of each Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including each corresponding Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from each respective Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of each respective Acquired and Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Funds' declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of each respective Acquired Fund or Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay each Acquired Fund's merger costs and International Fund's merger costs, and each other Acquiring Fund will pay its own costs incurred in connection with entering into and carrying out the provisions of the Agreements, whether or not a reorganization occurs. With respect to each proposal, the expenses for each fund are estimated to be approximately $14,600 for Active Bond Fund and $12,200 for Bond Fund; $14,000 for Independence Balanced Fund and $12,000 for Balanced Fund; $14,000 for International Equity Fund and $12,000 for International Fund; $14,000 for Medium Capitalization Growth Fund and $12,000 for Mid Cap Growth Fund; and $14,200 for Small Cap Equity Fund Y and $12,000 for Small Cap Equity Fund.

CAPITALIZATION

With respect to each Proposal, the following tables set forth the capitalization of each fund as of the date specified for each proposal, and the pro forma combined capitalization of both funds as if each reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between the date specified and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

It is impossible to predict how many shares of each Acquiring Fund will actually be received and distributed by each corresponding Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

Net assets for each fund are disclosed on the fund level. The Net Asset Value per share and shares outstanding are referenced for each Fund's institutional class. With respect to Balanced Fund, International Fund and Mid Cap Growth Fund, the Net Asset Value per share is referenced for Class A shares, as Class I shares were not operational as of the dates specified in the tables.

--------------------------------------------------------------------------------
Proposal 1*                  Active Bond Fund     Bond Fund            Pro Forma
--------------------------------------------------------------------------------
Net Assets (millions)              $9.2            $1,452.2            $1,461.4
--------------------------------------------------------------------------------
Net Asset Value Per Share         $8.73             $14.95              $14.95
--------------------------------------------------------------------------------
Shares Outstanding                1,055,248        668                  616,933
--------------------------------------------------------------------------------
*If the reorganization had taken place on November 30, 2001.

The table reflects pro forma exchange ratios of approximately 0.584 Class I shares of Bond Fund being issued for each share of Active Bond Fund

--------------------------------------------------------------------------------
Proposal 2*                    Independence       Balanced Fund       Pro Forma
                              Balanced Fund
--------------------------------------------------------------------------------
Net Assets (millions)             $16.9                $184.4          $201.3
--------------------------------------------------------------------------------
Net Asset Value Per Share         $9.25                $12.02          $12.02
--------------------------------------------------------------------------------
Shares Outstanding                1,828,918            --              1,406,438
--------------------------------------------------------------------------------
*If the reorganization had taken place on December 31, 2001.

The table reflects pro forma exchange ratios of approximately 0.769 Class I shares of Balanced Fund being issued for each share of Independence Balanced Fund

--------------------------------------------------------------------------------
Proposal 3*                   International     International Fund     Pro Forma
                               Equity Fund
--------------------------------------------------------------------------------
Net Assets (millions)              $4.1               $15.0              $19.1
--------------------------------------------------------------------------------
Net Asset Value Per Share         $6.42               $6.18              $6.18
--------------------------------------------------------------------------------
Shares Outstanding                641,104             --                 666,715
--------------------------------------------------------------------------------
*If the reorganization had taken place on October 31, 2001.

The table reflects pro forma exchange ratios of approximately 1.039 Class I shares of International Fund being issued for each share of International Equity Fund

--------------------------------------------------------------------------------
Proposal 4*                     Medium          Mid Cap Growth Fund    Pro Forma
                            Capitalization
                             Growth Fund
--------------------------------------------------------------------------------
Net Assets (millions)            $5.2                  $189.3            $194.5
--------------------------------------------------------------------------------
Net Asset Value Per Share       $7.23                  $7.66             $7.66
--------------------------------------------------------------------------------
Shares Outstanding              712,450                --                672,553
--------------------------------------------------------------------------------
*If the reorganization had taken place on October 31, 2001.

The table reflects pro forma exchange ratios of approximately 0.944 Class I shares of Mid Cap Growth Fund shares being issued for each share of Medium Capitalization Growth Fund


--------------------------------------------------------------------------------
Proposal 5*                  Small Cap Equity   Small Cap Equity Fund  Pro Forma
                                  Fund Y
--------------------------------------------------------------------------------
Net Assets (millions)             $27.1                 $732.8          $764.9
--------------------------------------------------------------------------------
Net Asset Value Per Share         $10.39                $16.61          $16.61
--------------------------------------------------------------------------------
Shares Outstanding                2,609,663             489            1,631,528
--------------------------------------------------------------------------------
*If the reorganization had taken place on October 31, 2001.

The table reflects pro forma exchange ratios of approximately 0.625 Class I shares of Small Cap Equity Fund being issued for each share of Small Cap Equity Fund Y.

ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

--------------------------------------------------------------------------------
Type of Information           Headings in Each Prospectus
--------------------------------------------------------------------------------
Investment objective and      Goal and Strategy / Main Risks
policies
--------------------------------------------------------------------------------
Portfolio management          Portfolio Management
--------------------------------------------------------------------------------
Expenses                      Your Expenses
--------------------------------------------------------------------------------
Eligible Investors            Who Can Buy Shares
--------------------------------------------------------------------------------
Purchase of shares            Your Account: Opening an Account, Buying Shares,
                              Transaction Policies
--------------------------------------------------------------------------------
Redemption or sale of         Your Account: Selling shares, Transaction Policies
shares
--------------------------------------------------------------------------------
Custodian                     Business Structure
--------------------------------------------------------------------------------
Dividends, distributions      Dividends and Account Policies
and  taxes
--------------------------------------------------------------------------------

BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of each Acquired Fund, including the trustees who are not "interested persons" of either fund in each proposed reorganization or the adviser ("independent trustees"), approved the reorganizations. In particular, the trustees determined that each reorganization is in the best interests of the Acquired Funds and that the interests of Acquired Fund shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of each Acquiring Fund, including the independent trustees, approved the reorganizations. They also determined that each reorganization is in the best interests of the Acquiring Funds and that the interests of Acquiring Fund shareholders would not be diluted as a result of the reorganization.

                The trustees of each Acquired Fund recommend that
           shareholders of each Acquired Fund vote for the proposal to approve the appropriate Agreement and Plan of Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the shares of each Acquired Fund outstanding and entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of :

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

-----------------------------------------------------------------------------------------------------------------------------------
Shares                        Quorum                        Voting
-----------------------------------------------------------------------------------------------------------------------------------
In General                    All shares "present" in       Shares "present" in person will be voted in person at the meeting.
                              person or by proxy are        Shares present by proxy will be voted in accordance with
                              counted towards a quorum.     instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting          Considered "present" at       Voted "for" a proposal.
Instruction (other than       meeting.
Broker Non-Vote)
-----------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote               Considered "present" at       Not voted. Same effect as a vote "against" a proposal.
                              meeting.
-----------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain               Considered "present" at       Not voted. Same effect as a vote "against" a proposal.
                              meeting.
-----------------------------------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund subject to the proposal will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, terminating a fund's expense limitation or closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by e-mail, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to each Acquired Fund at a cost of approximately $____ per fund.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Funds' transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1001, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of March 15, 2002 (the "record date"), the number of shares of beneficial interest of each Acquired Fund outstanding were as follows:

        ------------------------------------------------------------
         FUND                                    SHARES OUTSTANDING
        ------------------------------------------------------------
         Active Bond Fund
        ------------------------------------------------------------
         Independence Balanced Fund
        ------------------------------------------------------------
         International Equity Fund
        ------------------------------------------------------------
         Medium Capitalization Growth Fund
        ------------------------------------------------------------
         Small Cap Equity Fund Y
        ------------------------------------------------------------

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Each Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of an Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund(s) may also arrange to have votes recorded by telephone by officers and employees of your fund(s) or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the internet by utilizing a program provided through a vendor. Voting via the internet will not affect your right to vote in person if you decide to attend the meting. Do not mail the proxy card if you are voting via the internet. To vote via the internet , you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the internet you should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne to you.

o     Read the proxy statement and have your proxy card(s) at hand.

o     Go to the Web site www.jhfunds.com.

o     Select the shareholder entryway.

o     Select the proxy-voting link for your Fund(s).

o     Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email if chosen.

Shareholders' Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the appropriate Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of March 15, 2002, the following persons owned of record or beneficially 5% or more of the outstanding shares of each fund, respectively:

-----------------------------------------------------------------------------------------------------------------------------------
                  Names and Addresses of Owners of More Than 5% of Shares

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 1                                                                                         Active Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 2                                                                                    Independence Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 3                                                                                    International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  International Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 4                                                                                Medium Capitalization Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Mid Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Proposal 5                                                                                     Small Cap Equity Fund Y
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Small Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A      Class B     Class C     Class I
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

As of March 15, 2002, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial statements and the financial highlights of the Acquiring Funds for the period ended October 31, 2001 for International Fund, Mid Cap Growth Fund and Small Cap Equity Fund, November 30, 2001 for Bond Fund, and December 31, 2001 for Balanced Fund and the financial statements and financial highlights for each Acquired Fund for the period ended August 31, 2001 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for each Acquired Fund have been independently audited by Deloitte & Touche LLP, for Balanced Fund, Bond Fund, and Small Cap Equity Fund by Ernst & Young, LLP and for International Fund and Mid Cap Growth Fund, by PricewaterhouseCoopers, LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

Exhibit A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 1st day of March, 2002, by and between ______________________ (the "Acquiring Fund"), a series of _________________________, a Massachusetts business trust (the "Trust"), and _________________________ (the "Acquired Fund"), a series of John Hancock Institutional Series Trust, a Massachusetts business trust (the "Trust II"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class I Shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of shares of beneficial interest of the Acquired Fund, as of the close of business on June 7, 2002 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the

      Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

2.1 The net asset values of the Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets less the liabilities assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3.    CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 7, 2002 or such other date on or before December 31, 2002 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before December 31, 2002, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.    REPRESENTATIONS AND WARRANTIES

4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

      (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

      (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

      (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

      (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

      (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of _________________ and the related statement of operations (copies of which have been furnished to the Acquiring Fund) and the unaudited statements as of ___________________, present fairly in all material respects the financial condition of the Acquired Fund as of ________________ and ________________ and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

      (g) Since ________________, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurring by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

      (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

      (i) The Acquired Fund has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

      (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

      (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

      (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

      (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph
            5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

      (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

      (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

      (q) The prospectus of the Acquired Fund, dated ______________ (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

      (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to
            Section 7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

      (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust;

      (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information of the Acquiring Fund, each dated ______________, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration

            Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

      (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

      (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

      (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of ______________ and the related statement of operations (copies of which have been furnished to the Acquired Fund) and the unaudited statements as of ________________, present fairly in all material respects the financial condition of the Acquiring Fund as of _______________ and _______________ and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

      (h) Since _______________, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

      (i) Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

      (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

      (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

      (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

      (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to
            Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex A concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate substantially in the form attached to this Agreement as Annex B concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9.    BROKERAGE FEES AND EXPENSES

9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

      (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

      (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

      (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.   AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.   NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J. Wilson, Esq.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.


                                                                  on behalf of
                    ----------------------------------------------

                    ----------------------------------------------


                    By:
                    ----------------------------------------------
                                      Maureen R. Ford
                    Chairman, President and Chief Executive Officer


                    JOHN HANCOCK INSTITUTIONAL SERIES TRUST on behalf of


                    ----------------------------------------------


                    By:
                    ----------------------------------------------
                                   Susan S. Newton
                         Senior Vice President and Secretary

                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!

                                     [LOGO]

                        JOHN HANCOCK
--------------------------------------------------------------------------------

Prospectus 3.1.02       Balanced Fund

                        INSTITUTIONAL CLASS I

    [LOGO](R)           As with all mutual funds, the Securities and Exchange
------------------      Commission has not approved or disapproved these funds
JOHN HANCOCK FUNDS      or determined whether the information in this prospectus
                        is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents

--------------------------------------------------------------------------------

A summary of the fund's          Balanced Fund                                4
goals, strategies, risks,
performance and expenses.

Policies and instructions for    Your account
opening, maintaining and
closing an account.              Who can buy shares                           6
                                 Opening an account                           6
                                 Buying shares                                7
                                 Selling shares                               8
                                 Transaction policies                        10
                                 Dividends and account policies              10

Further information on           Fund details
the fund.
                                 Business structure                          11
                                 Management biographies                      12
                                 Financial highlights                        13

                                 For more information                back cover

Balanced Fund

GOAL AND STRATEGY


[Clip Art] The fund seeks current income, long-term growth of capital and income and preservation of capital. To pursue these goals, the fund allocates its investments among a diversified mix of debt and equity securities. The fund normally invests at least 25% of assets in equity securities and at least 25% of assets in senior debt securities.

At least 80% of the fund's common stock investments are "dividend performers." These are companies that have typically increased their dividend payments over time, or that the managers believe demonstrate the potential for above-average stability of growth of earnings and dividends. In managing the fund's stock portfolio, the managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium market capitalizations.

The fund's debt securities are used to enhance current income and provide some added stability. The fund's investments in bonds of any maturity are primarily investment-grade (rated BBB or above and their unrated equivalents). However, up to 20% of assets may be in junk bonds rated as low as C and their unrated equivalents.


Although the fund invests primarily in U.S. securities, it may invest up to 35% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. Since Class I shares have no operational history, the year-by-year and average annual figures are for Class A shares, which are offered in a separate prospectus. Annual returns should be substantially similar since all classes invest in the same portfolio. Class I shares have no sales charges and lower expenses than Class A shares. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '98, 11.40%
Worst quarter: Q3 '01, -7.12%


After-tax returns
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflect no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.
Lehman Brothers Government/Credit
Bond Index, an unmanaged index of U.S.
government, U.S. Corporate and Yankee bonds.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
     1993    1994     1995    1996     1997    1998     1999    2000     2001

    11.38%  -3.51%   24.22%  12.13%   20.79%  14.01%    3.89%  -1.83%   -5.23%

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-01
--------------------------------------------------------------------------------
                                                                        Life of
                                                   1 year     5 year    Class A
Class A before tax (began 10-5-92)                  -9.99%     4.80%    7.42%
Class A after tax on distributions                 -10.94%     2.99%    5.47%
Class A after tax on distributions, with sale       -6.09%     3.33%    5.30%
Class I before tax (no operational history)            --        --       --
Standard & Poor's 500 Index                        -11.89%    10.70%   14.07%
Lehman Brothers Government/Credit Bond Index         8.50%     7.37%    7.04%*

* as of September 30, 1992

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements.

The fund's management strategy has a significant influence on fund performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small-capitalization stocks. Medium-capitalization stocks tend to be more volatile than stocks of larger companies. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o     Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit quality or go into default. In addition, bond prices generally fall when interest rates rise; this risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the issuer, an industry or the economy in general.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. Because Class I is new, its expenses are based on Class A expenses, adjusted to reflect any changes.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.60%
Other expenses                                                             0.16%
Total fund operating expenses                                              0.76%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1    Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class I                                        $78      $243      $422      $942

================================================================================

PORTFOLIO MANAGERS

John F. Snyder, III
Joined fund team in 1994

Barry H. Evans, CFA
Joined fund team in 1996

Steve Paspal, CFA
Joined fund team in 1997

See page 12 for the management biographies.

FUND CODES

Class I     Ticker          --
            CUSIP           47803P807
            Newspaper       --
            SEC number      811-0560
            JH fund number  432

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants

o     Rollover assets for participants whose plans are invested in the fund

o     Certain trusts, endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Insurance companies, trust companies and bank trust departments buying shares for their own account

o     Investment companies not affiliated with the adviser


o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds.


o Investors who participate in fee-based, wrap and other investment platform programs

o     Any entity that is considered a corporation for tax purposes


o Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds.


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                  Adding to an account

By check

[Clip Art]  o  Make out a check for the         o  Make out a check for the
               investment amount, payable to       investment amount payable to
               "John Hancock Signature             "John Hancock Signature
               Services, Inc."                     Services, Inc."

            o  Deliver the check and your       o  Fill out the detachable
               completed application to your       investment slip from an
               financial representative, or        account statement. If no slip
               mail them to Signature              is available, include a note
               Services (address below).           specifying the fund name(s),
                                                   your share class, your
                                                   account number and the
                                                   name(s) in which the account
                                                   is registered.

                                                o  Deliver the check and
                                                   investment slip or note to
                                                   your financial
                                                   representative, or mail them
                                                   to Signature Services
                                                   (address below).

By exchange

[Clip Art]  o  Call your financial              o  Call your financial
               representative or Signature         representative or Signature
               Services to request an              Services to request an
               exchange.                           exchange.

            o  You may only exchange for        o  You may only exchange for
               shares of other institutional       shares of other institutional
               funds or Class I shares.            funds or Class I shares.

By wire

[Clip Art]  o  Deliver your completed           o  Instruct your bank to wire
               application to your financial       the amount of your investment
               representative or mail it to        to:
               Signature Services.
                                                    First Signature Bank & Trust
            o  Obtain your account number by        Account # 900022260
               calling your financial               Routing # 211475000
               representative or Signature
               Services.                        Specify the fund name(s), your
                                                share class, your account number
            o  Instruct your bank to wire       and the name(s) in which the
               the amount of your investment    account is registered. Your bank
               to:                              may charge a fee to wire funds.

                First Signature Bank & Trust
                Account # 900022260
                Routing # 211475000

            Specify the fund name(s), the
            share class, the new account
            number and the name(s) in which
            the account is registered. Your
            bank may charge a fee to wire
            funds.

By phone

[Clip Art]  See "By exchange" and "By wire."    o  Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing House
                                                   (ACH) system.

                                                o  Complete the "To Purchase,
                                                   Exchange or Redeem Shares via
                                                   Telephone" and "Bank
                                                   Information" sections on your
                                                   account application.

                                                o  Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                o  Call your financial
                                                   representative or Signature
                                                   Services with the fund
                                                   name(s), your share class,
                                                   your account number, the
                                                   name(s) in which the account
                                                   is registered and the amount
                                                   of your investment.

----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
----------------------------------------------


                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o  Sales of any amount; however,  o  Write a letter of instruction
               sales of $5 million or more       indicating the fund name,
               must be made by letter.           your account number, your
                                                 share class, the name(s) in
            o  Certain requests will require     which the account is
               a Medallion signature             registered and the dollar
               guarantee. Please refer to        value or number of shares you
               "Selling shares in writing."      wish to sell.

                                              o  Include all signatures and
                                                 any additional documents that
                                                 may be required (see next
                                                 page).

                                              o  Mail the materials to
                                                 Signature Services.

                                              o  A check or wire will be sent
                                                 according to your letter of
                                                 instruction.

By phone

[Clip Art]  o  Sales of up to $5 million.     o  To place your request with a
                                                 representative at John
                                                 Hancock Funds, call Signature
                                                 Services between 8 A.M. and 4
                                                 P.M. Eastern Time on most
                                                 business days.

                                              o  Redemption proceeds of up to
                                                 $100,000 may be sent by wire
                                                 or by check. A check will be
                                                 mailed to the exact name(s)
                                                 and address on the account.
                                                 Redemption proceeds exceeding
                                                 $100,000 must be wired to
                                                 your designated bank account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o  Requests by letter to sell     o  To verify that the telephone
               any amount.                       redemption privilege is in
                                                 place on an account, or to
            o  Requests by phone to sell up      request the forms to add it
               to $5 million (accounts with      to an existing account, call
               telephone redemption              Signature Services.
               privileges).
                                              o  Amounts of $5 million or more
                                                 will be wired on the next
                                                 business day.

                                              o  Amounts up to $100,000 may be
                                                 sent by EFT or by check.
                                                 Funds from EFT transactions
                                                 are generally available by
                                                 the second business day. Your
                                                 bank may charge a fee for
                                                 this service.

By exchange

[Clip Art]  o  Sales of any amount.           o  Obtain a current prospectus
                                                 for the fund into which you
                                                 are exchanging by calling
                                                 your financial representative
                                                 or Signature Services.

                                              o  You may only exchange for
                                                 shares of other institutional
                                                 funds or Class I shares.

                                              o  Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or           o  Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                             o  On the letter, the signatures of
                                            all persons authorized to sign for
                                            the account, exactly as the account
                                            is registered.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners of corporate, sole                o  Letter of instruction.
proprietorship, general partner or
association accounts.                    o  Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/ organization
                                            certification form.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Owners or trustees of retirement plan,   o  Letter of instruction.
pension trust and trust accounts.
                                         o  On the letter, the signature(s) of
                                            the trustee(s).

                                         o  Copy of the trust document
                                            certified within the past 12 months
                                            or a John Hancock Funds trust
                                            certification form.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Joint tenancy shareholders with rights   o  Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.
                                         o  Copy of death certificate.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12
                                            months.

                                         o  Medallion signature guarantee if
                                            applicable (see above).

Administrators, conservators,            o  Call 1-888-972-8696 for
guardians and other sellers or account      instructions.
types not listed above.

-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
-----------------------------------------


                                                                  YOUR ACCOUNT 9

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange Class Ishares for any institutional fund or Class I shares. The registration for both accounts involved must be identical.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The fund reserves the right to require that previously exchanged shares and reinvested dividends be in the fund for 90 days before a shareholder is permitted a new exchange. The fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The fund no longer issues share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends The fund generally distributes most or all of its net earnings in the form of dividends. Any capital gains are distributed annually. The fund typically pays income dividends quarterly.


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


10 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goals without shareholder approval.


The investment adviser The fund is managed by John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, MA 02199-7603. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages approximately $30 billion in assets.

Management fees For the period ended December 31, 2001, the fund paid the investment adviser management fees at a rate of 0.60% of average net assets.



                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers of the John Hancock Balanced Fund. It is a brief summary of their business careers over the past five years.


Barry H. Evans, CFA
------------------------------------------

Senior vice president
Joined John Hancock Advisers in 1986
Began business career in 1986

Steve Paspal, CFA
------------------------------------------

Second vice president
Joined John Hancock Advisers in 1997
Vice president and senior research analyst at Pennsylvania Merchant Group
  (1995-1997)
Began career in 1990

John F. Snyder, III
------------------------------------------

Executive vice president
Joined John Hancock Advisers in 1991
Began business career in 1971



12 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Since Class I shares have no operational history, financial highlights are provided for the fund's Class A shares, which are offered in a separate prospectus. This table details the performance of the fund's Class A shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Balanced Fund

Figures audited by Ernst & Young LLP.


CLASS A SHARES   PERIOD ENDED:                            12-31-97   12-31-98   12-31-99   12-31-00   12-31-01(1)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $12.27     $13.33     $14.06     $14.05     $13.03
Net investment income(2)                                      0.37       0.36       0.35       0.33       0.30
Net realized and unrealized gain (loss) on investments        2.14       1.47       0.18      (0.59)     (0.99)
Total from investment operations                              2.51       1.83       0.53      (0.26)     (0.69)
Less distributions
From net investment income                                   (0.37)     (0.36)     (0.36)     (0.33)     (0.32)
In excess of net investment income                              --         --       --(3)        --         --
From net realized gain                                       (1.08)     (0.74)     (0.18)     (0.43)        --
                                                             (1.45)     (1.10)     (0.54)     (0.76)     (0.32)
Net asset value, end of period                              $13.33     $14.06     $14.05     $13.03     $12.02
Total return(4) (%)                                          20.79      14.01       3.89      (1.83)     (5.23)
--------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                        $84        $97       $131       $148       $136
Ratio of expenses to average net assets (%)                   1.22       1.21       1.22       1.31       1.37
Ratio of net investment income to average net assets (%)      2.77       2.61       2.47       2.52       2.45
Portfolio turnover (%)                                         115         83         94         99         98

(1) As required, effective January 1, 2001 the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 2.50% for Class A shares. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.



                                                                 FUND DETAILS 13

For more information

Two documents are available that offer further information on the John Hancock Balanced Fund:

Annual/Semiannual Report to Shareholders

Includes financial statements, a
discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO](R)
[OLYMPIC LOGO]
WORLDWIDE SPONSOR


John Hancock Funds, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans


                                                 (C)2002 JOHN HANCOCK FUNDS, LLC
                                                                      36IPN 3/02

John Hancock
Balanced
Fund

ANNUAL
REPORT

12.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
current income,
long-term growth
of capital and
income and
preservation of
capital. To pursue
these goals, the
Fund allocates its
investments
among a
diversified mix
of debt and
equity securities.


Over the last twelve months

* The stock market lost ground for a second straight year due to an economy in recession.

* The Fund's bond stake held up well, as bonds outperformed stocks.

* The Fund placed more emphasis on companies that were most sensitive to an economic and market rebound in 2002.

[Bar chart with heading "John Hancock Balanced Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -5.23% total return for Class A. The second bar represents the -5.99% total return for Class B. The third bar represents the -5.99% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

5.1%   CSC Holdings
2.3%   Midland Funding
2.2%   Philip Morris
2.1%   Government National Mortgage Assn.
2.0%   Citigroup
1.9%   United States Treasury
1.9%   Hydro-Quebec
1.9%   Lasmo America Ltd., 8.15%
1.7%   Baxter International
1.7%   Federal National Mortgage Assn.

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND STEVE PASPAL, CFA, PORTFOLIO MANAGERS

John Hancock
Balanced Fund

It was a tumultuous year for stock investors. Despite widespread layoffs and drastic cost-cutting measures, U.S. corporations posted their steepest earnings decline since the 1930s. What's more, after months of speculation, the U.S. economy officially entered its first recession in more than a decade. Finally, the events of September 11 magnified the uncertainty in the market. Although the Federal Reserve cut interest rates 11 times in an effort to boost the weak economy, stock prices tumbled throughout most of 2001. The Dow Jones Industrial Average fell 5.42% and the Standard & Poor's 500 Index dropped 11.88%, making this the second year in a row that the major market averages posted a decline.

"It was a tumultuous year
 for stock investors."

Much like last year, technology stocks were among the hardest hit by the downturn. However, tech wasn't the only sector to suffer. This year, the damage was much more widespread, extending into manufacturing, financial and consumer stocks. With the market in turmoil, investors continued their migration to "safer havens" -- those stocks with steady earnings growth, even in a slower economy, and more reasonable valuations.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, John Hancock Balanced Fund's Class A, Class B and Class C shares returned -5.23%, -5.99% and
-5.99% at net asset value. By comparison, the average balanced fund returned -4.39%, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[A photo of Team leader John Snyder flush right next to first paragraph.]

Our relative performance was negatively impacted by some of our longtime holdings in the financial sector. Insurance giant AFLAC, for example, suffered from weak new product introductions and the lackluster Japanese economy, from which it derives a significant portion of its revenues. With the dismal performance in capital markets, investment bank J.P. Morgan Chase experienced a sharp drop-off in revenues. In addition, several of our technology holdings -- such as Nortel Networks and Tellabs -- tumbled under the pressure on technology stocks.

"Our relative performance
 was negatively impacted
 by some of our longtime
 holdings in the financial
 sector."

On the positive side, however, stock selection boosted our performance elsewhere. IBM, for example, jumped sharply, even as most tech stocks dropped, due to its diverse product line and strong earnings. In the basic materials sector, Air Products & Chemicals and Bemis Co. turned in strong performances, thanks to their reasonable valuations and the belief that they would rebound when the economy eventually bounces back. Despite a sharp decline in the health-care sector, our holdings in Baxter International and Johnson & Johnson posted solid returns, due to their minimal exposure to patent expirations and strong product cycles. Finally, retailers Lowe's and Family Dollar Stores outperformed in this difficult environment.

FALLING INTEREST RATES BOOST BONDS

With the Federal Reserve cutting interest rates sharply throughout the year, our bond holdings performed well, since bond prices typically rise when interest rates fall. However, our smaller weighting in bonds versus our peers detracted somewhat from the Fund's relative performance.

Looking ahead, we plan to maintain our approximately 25% weighting in bonds. With the economy likely to pick up at some point next year, bonds are likely to turn in more modest returns. As we discussed in the semiannual report, our focus remains primarily on corporate bonds rather than U.S. Treasuries. Not only do corporate issues offer more attractive yields, but we feel they will have more upside when the economy turns around.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 14%, the second is Electronics 10%, the third Medical 8%, the fourth Oil & gas 6%, and the fifth
Computer 6%.

STRATEGIC SHIFTS IN STOCKS

Given our long-term investment strategy, we don't make drastic changes in the portfolio's holdings, but rather gradual strategic shifts as market conditions warrant. Financial stocks, including banks, insurance, mortgage banking and finance companies, remained one of our largest sectors. Within the sector, however, we shifted our emphasis to those companies well positioned to leverage an upturn in the capital markets. After an abysmal year in 2001, we expect the capital markets to bounce back at some point this year, so we've added to our positions in The Bank of New York, Morgan Stanley Dean Witter and FleetBoston Financial.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into five sections (from top to left): Common stocks 66%, Preferred stocks 7%, Corporate bonds, 18%, U.S. government & agencies 8%, and Short-term investments 1%.]

We've also increased our weighting in capital goods and basic materials stocks with names such as Dow Chemical, Honeywell and Rohm & Haas. Not only do these companies have reasonable valuations, but they also have significantly pruned back their costs and successfully gained market share. With the economy likely to pick up in 2002, we believe these stocks will be among the biggest beneficiaries of the turnaround.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AFLAC followed by a down arrow with the phrase "Weak new product introductions." The second listing is Tellabs followed by a down arrow with the phrase "Pressure on tech stocks." The third listing is Johnson & Johnson followed by an up arrow with the phrase "Strong product cycle."]

WHAT'S AHEAD

After two painful years of negative returns in the market, we're cautiously optimistic about the prospects for 2002. The sharp market rebound at the end of last year has left many investors wondering whether the gains will continue into this year. We believe that the overall trend in the market is likely to be up, but investors should be prepared for more ups and downs as the market sorts out the direction of the economy, corporate earnings and stock prices.

"After two painful years
 of negative returns in the
 market, we're cautiously
 optimistic about the
 prospects for 2002."

Although we're optimistic, we're also realistic about the market's prospects. Even when stocks do rebound, we're not likely to see the 20%-plus gains of the late 1990s. Returns are likely to be much more modest for several reasons. First of all, historical stock returns tend to average closer to 10% over the long term. Given that stocks exceeded that average in the late 1990s, some analysts suggest returns over the next few years could be below historic averages. What's more, despite the two-year decline in the market, stocks remain relatively expensive. Finally, the economic recovery is more likely to be a gradual upturn rather than a sharp rebound.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                        Class A      Class B      Class C        Index
Inception date          10-5-92      10-5-92       5-3-99           --

Average annual returns with maximum sales charge (POP)
One year                 -9.99%      -10.60%       -7.83%      -11.88%
Five years                4.80%        4.81%          --        10.70%
Since inception           7.42%        7.27%       -4.01%          --

Cumulative total returns with maximum sales charge (POP)
One year                 -9.99%      -10.60%       -7.83%      -11.88%
Five years               26.42%       26.47%          --        66.26%
Since inception          93.76%       91.28%      -10.33%          --

SEC 30-day yield as of December 31, 2001
                          1.91%        1.34%        1.31%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $32,921 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund, before sales charge, and is equal to $20,403 as of December 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $19,376 as of December 31, 2001.

                                    Class B 1    Class C 1
Inception date                      10-5-92       5-3-99
Without sales charge                $19,128       $9,059
With maximum sales charge                --       $8,969
Index                               $32,921       $8,891

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies securities, and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 66.09%                                                                                     $121,885,390
(Cost $105,174,572)

Banks -- United States 1.36%                                                                               $2,518,000
 40,000   Bank of America Corp.                                                                             2,518,000

Beverages 1.19%                                                                                             2,191,050
 45,000   PepsiCo, Inc.                                                                                     2,191,050

Chemicals 3.70%                                                                                             6,818,580
 43,000   Air Products & Chemicals, Inc.                                                                    2,017,130
 55,000   Dow Chemical Co. (The)                                                                            1,857,900
 85,000   Rohm & Haas Co.                                                                                   2,943,550

Computers 5.89%                                                                                            10,866,780
130,000   Cisco Systems, Inc.*                                                                              2,354,300
 65,000   Dell Computer Corp.*                                                                              1,766,700
 30,000   Electronic Data Systems Corp.                                                                     2,056,500
 20,500   International Business Machines Corp.                                                             2,479,680
160,000   Oracle Corp.*                                                                                     2,209,600

Cosmetics & Personal Care 1.39%                                                                             2,557,500
 55,000   Avon Products, Inc.                                                                               2,557,500

Diversified Operations 2.47%                                                                                4,554,300
 65,000   Honeywell International, Inc.                                                                     2,198,300
 40,000   Tyco International Ltd.                                                                           2,356,000

Electronics 10.15%                                                                                         18,727,380
 85,000   Altera Corp.*                                                                                     1,803,700
 55,000   Analog Devices, Inc.*                                                                             2,441,450
 42,000   Emerson Electric Co.                                                                              2,398,200
 45,000   General Electric Co.                                                                              1,803,600
 55,000   Intel Corp.                                                                                       1,729,750
 47,000   Linear Technology Corp.                                                                           1,834,880
130,000   Motorola, Inc.                                                                                    1,952,600
 80,000   Teradyne, Inc.*                                                                                   2,411,200
 84,000   Texas Instruments, Inc.                                                                           2,352,000

Finance 3.64%                                                                                               6,711,260
 72,000   Citigroup, Inc.                                                                                   3,634,560
 55,000   Morgan Stanley Dean Witter & Co.                                                                  3,076,700

Food 0.76%                                                                                                  1,397,612
 41,070   Kraft Foods, Inc. (Class A)*                                                                      1,397,612

Insurance 3.68%                                                                                             6,780,800
100,000   AFLAC, Inc.                                                                                       2,456,000
 30,000   American International Group, Inc.                                                                2,382,000
 40,000   Lincoln National Corp.                                                                            1,942,800

Media 1.53%                                                                                                 2,824,800
 88,000   AOL Time Warner, Inc.*                                                                            2,824,800

Medical 8.36%                                                                                              15,409,870
 32,000   Abbott Laboratories                                                                               1,784,000
 50,000   American Home Products Corp.                                                                      3,068,000
 59,000   Baxter International, Inc.                                                                        3,164,170
 35,000   Cardinal Health, Inc.                                                                             2,263,100
 50,000   Johnson & Johnson                                                                                 2,955,000
 37,000   Merck & Co., Inc.                                                                                 2,175,600

Mortgage Banking 1.55%                                                                                      2,862,000
 36,000   Fannie Mae                                                                                        2,862,000

Oil & Gas 4.13%                                                                                             7,622,910
 31,000   ChevronTexaco Corp.                                                                               2,777,910
 60,000   Exxon Mobil Corp.                                                                                 2,358,000
 60,000   Shell Transport & Trading Co., PLC,
 ?!?!?!   American Depositary Receipts (United Kingdom)                                                     2,487,000

Retail 5.84%                                                                                               10,772,160
 83,000   Family Dollar Stores, Inc.                                                                        2,488,340
 52,000   Home Depot, Inc. (The)                                                                            2,652,520
 55,000   Lowe's Cos., Inc.                                                                                 2,552,550
 75,000   Target Corp.                                                                                      3,078,750

Soap & Cleaning Preparations 1.50%                                                                          2,768,500
 70,000   Clorox Co. (The)                                                                                  2,768,500

Telecommunications 3.18%                                                                                    5,861,750
115,000   AT&T Wireless Services, Inc.*                                                                     1,652,550
360,000   Lucent Technologies, Inc.                                                                         2,264,400
130,000   Tellabs, Inc.*                                                                                    1,944,800

Tobacco 2.24%                                                                                               4,126,500
 90,000   Philip Morris Cos., Inc.                                                                          4,126,500

Utilities 3.53%                                                                                             6,513,638
 52,000   Duke Energy Corp.                                                                                 2,041,520
100,000   Questar Corp.                                                                                     2,505,000
 50,220   SBC Communications, Inc.                                                                          1,967,118

PREFERRED STOCKS 6.97%                                                                                    $12,859,067
(Cost $12,484,590)

Media 5.12%                                                                                                 9,439,067
 90,326   CSC Holdings, Inc., 11.125%, Ser M                                                                9,439,067

Oil & Gas 1.85%                                                                                             3,420,000
 30,000   Lasmo America Ltd., 8.15% (R)                                                                     3,420,000


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE    RATING** (000s OMITTED)          VALUE
CORPORATE BONDS 17.66%                                                                                    $32,568,680
(Cost $31,824,844)

Energy 1.14%                                                                                                2,106,800
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                     8.48%     BBB-          $2,000       2,106,800

Finance 2.14%                                                                                               3,936,055
Household Finance Corp.,
  Note 01-24-06                                                        6.50      A              2,000       2,036,530
Standard Credit Card Master Trust I,
Class A Credit Card Part Ctf Ser 1994-2 04-07-08                       7.25      AAA            1,000       1,070,310
Standard Credit Card Master Trust,
  Series 1995-1 01-08-07                                               8.25      AAA              750         829,215

Leisure 0.55%                                                                                               1,013,750
Station Casinos, Inc.,
  Sr Note 02-15-08                                                     8.38      BB-            1,000       1,013,750

Media 2.50%                                                                                                 4,616,500
Adelphia Communications Corp.,
  Sr Note Ser B 07-15-04 (R)                                          10.50      B+               500         502,500
Century Communications Corp.,
  Sr Disc Note 03-15-03                                                Zero      B+             1,995       1,775,550
Rogers Cablesystems Ltd.,
  Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y)                       9.63      BBB-           1,200       1,234,500
Viacom, Inc.,
  Sr Deb 07-30-30                                                      7.88      A-             1,000       1,103,950

Telecommunications 0.48%                                                                                      890,820
Cingular Wireless,
  Note 12-15-11 (R)                                                    6.50      A+               900         890,820

Utilities 10.85%                                                                                           20,004,755
CMS Energy X-TRAS,
  Pass Thru Ctf 01-15-05                                               7.00      BB             1,500       1,447,200
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                               10.25      BBB-           1,755       1,886,625
Hydro-Quebec,
  Gtd Deb Ser IF (Canada) 02-01-13 (Y)                                 8.00      A+             3,000       3,438,750
  Gtd Bond Ser HY (Canada) 01-15-22 (Y)                                8.40      A+             1,500       1,802,100
Kansas City Power & Light Co.,
  Sr Note 11-15-11                                                     6.50      BBB+           2,000       1,930,440
Long Island Lighting Co.,
  Deb 03-15-23                                                         8.20      A-             2,500       2,581,250
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                  11.75      BB+            3,750       4,143,750
New Valley Generation II,
  Pass Thru Ctf 05-01-20                                               5.57      AAA            1,000         942,500
Tucson Electric Power Co.,
  1st Collateral Trust Bond Ser B 08-01-08                             7.50      BBB-           1,814       1,832,140

U.S. GOVERNMENT AND AGENCIES SECURITIES 7.67%                                                             $14,142,219
(Cost $13,419,060)

Government -- U.S. 1.89%                                                                                    3,489,045
United States Treasury,
  Note 08-15-11                                                        5.00      AAA            3,500       3,489,045

Government -- U.S. Agencies 5.78%                                                                          10,653,174
Federal National Mortgage Assn.,
  12 Yr Pass Thru Ctf 07-01-11                                         7.00      AAA              730         759,701
  15 Yr Pass Thru Ctf 08-01-08                                         7.50      AAA              468         493,899
  Note 05-15-08                                                        6.00      AAA            3,000       3,117,180
Financing Corp.,
  Bond 11-02-18                                                        9.65      AAA            1,790       2,444,746
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 04-15-21                                      9.00      AAA               33          36,157
  30 Yr Pass Thru Ctf 04-15-29                                         6.50      AAA            3,780       3,801,491

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE        (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS                                                                                     $1,870,000
(Cost $1,870,000)

Joint Repurchase Agreement 1.02%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. --
Dated 12-31-01, due 01-02-02 (Secured
by U.S. Treasury Bonds 9.875% due 11-15-15
and 8.750% due 05-15-17, U.S. Treasury Notes
5.625% due 12-31-02 and 6.250% due
02-15-03, U.S. Treasury Inflation Index Bond
3.375% due 04-15-32, U.S. Treasury Inflation
Index Note 3.375% due 01-15-07)                                               1.70%         $1,870         $1,870,000

TOTAL INVESTMENTS 99.41%                                                                                 $183,325,356

OTHER ASSETS AND LIABILITIES, NET 0.59%                                                                    $1,089,399

TOTAL NET ASSETS 100.00%                                                                                 $184,414,755

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,813,320, or 2.61% of net assets, as of December 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $164,773,066)                         $183,325,356
Cash                                                                   10,038
Receivable for shares sold                                              3,303
Dividends and interest receivable                                   1,425,171
Other assets                                                           32,752

Total assets                                                      184,796,620

LIABILITIES
Payable for shares repurchased                                         25,822
Payable to affiliates                                                 270,017
Other payables and accrued expenses                                    86,026

Total liabilities                                                     381,865

NET ASSETS
Capital paid-in                                                   171,096,146
Accumulated net realized loss on investments                       (5,212,743)
Net unrealized appreciation of investments                         18,552,290
Distributions in excess of net investment income                      (20,938)

Net assets                                                       $184,414,755

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($135,716,416 [DIV] 11,295,060 shares)                         $12.02
Class B ($46,200,141 [DIV] 3,845,212 shares)                           $12.01
Class C ($2,498,198 [DIV] 207,933 shares)                              $12.01

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.02 [DIV] 95%)                                           $12.65
Class C ($12.01 [DIV] 99%)                                             $12.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of
$6,590 and net of foreign withholding taxes of $9,980)             $4,477,035
Dividends (net of foreign withholding taxes of $11,739)             3,228,128

Total investment income                                             7,705,163

EXPENSES
Investment management fee                                           1,209,354
Class A distribution and service fee                                  421,236
Class B distribution and service fee                                  590,483
Class C distribution and service fee                                   20,950
Transfer agent fee                                                    755,858
Custodian fee                                                          46,235
Accounting and legal services fee                                      40,932
Registration and filing fee                                            36,446
Auditing fee                                                           35,700
Printing                                                               16,923
Trustees' fee                                                           8,946
Miscellaneous                                                           8,253
Interest expense                                                        2,639
Legal fee                                                               2,034

Total expenses                                                      3,195,989

Net investment income                                               4,509,174

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (4,988,031)
Change in net unrealized appreciation
  (depreciation) of investments                                   (11,228,682)

Net realized and unrealized loss                                  (16,216,713)

Decrease in net assets from operations                           ($11,707,539)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $4,833,771       $4,509,174

Net realized gain (loss)                        10,569,027       (4,988,031)
Change in net unrealized
  appreciation (depreciation)                  (21,755,889)     (11,228,682)

Decrease in net assets resulting
  from operations                               (6,353,091)     (11,707,539)

Distributions to shareholders
From net investment income
Class A                                         (3,174,634)      (3,665,443)
Class B                                         (1,558,890)      (1,073,270)
Class C                                            (16,230)         (42,365)
From net realized gain
Class A                                         (4,509,993)              --
Class B                                         (2,531,171)              --
Class C                                            (43,240)              --
                                               (11,834,158)      (4,781,078)

From fund share transactions                     1,522,961      (25,015,532)

NET ASSETS
Beginning of period                            242,583,192      225,918,904

End of period 1                               $225,918,904     $184,414,755

1 Includes undistributed net investment income of $66,657 and distribution in excess of net investment income $20,938, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.27      $13.33      $14.06      $14.05      $13.03
Net investment income 2                                   0.37        0.36        0.35        0.33        0.30
Net realized and unrealized
  gain (loss) on investments                              2.14        1.47        0.18       (0.59)      (0.99)
Total from
  investment operations                                   2.51        1.83        0.53       (0.26)      (0.69)
Less distributions
From net investment income                               (0.37)      (0.36)      (0.36)      (0.33)      (0.32)
In excess of net
  investment income                                         --          --          -- 3        --          --
From net realized gain                                   (1.08)      (0.74)      (0.18)      (0.43)         --
                                                         (1.45)      (1.10)      (0.54)      (0.76)      (0.32)
Net asset value,
  end of period                                         $13.33      $14.06      $14.05      $13.03      $12.02
Total return 4 (%)                                       20.79       14.01        3.89       (1.83)      (5.23)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $84         $97        $131        $148        $136
Ratio of expenses to average
  net assets (%)                                          1.22        1.21        1.22        1.31        1.37
Ratio of net investment income
  to average net assets (%)                               2.77        2.61        2.47        2.52        2.45
Portfolio turnover (%)                                     115          83          94          99          98

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.27      $13.33      $14.06      $14.05      $13.03
Net investment income 2                                   0.28        0.27        0.26        0.24        0.22
Net realized and unrealized
  gain (loss) on investments                              2.14        1.46        0.17       (0.59)      (1.00)
Total from
  investment operations                                   2.42        1.73        0.43       (0.35)      (0.78)
Less distributions
From net investment income                               (0.28)      (0.26)      (0.26)      (0.24)      (0.24)
In excess of net
  investment income                                         --          --          -- 3        --          --
From net realized gain                                   (1.08)      (0.74)      (0.18)      (0.43)         --
                                                         (1.36)      (1.00)      (0.44)      (0.67)      (0.24)
Net asset value,
  end of period                                         $13.33      $14.06      $14.05      $13.03      $12.01
Total return 4 (%)                                       19.96       13.23        3.16       (2.51)      (5.99)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $101        $116        $112         $77         $46
Ratio of expenses to average
  net assets (%)                                          1.91        1.88        1.92        2.01       2.077
Ratio of net investment income
  to average net assets (%)                               2.08        1.93        1.76        1.78        1.75
Portfolio turnover (%)                                     115          83          94          99          98

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-99 5  12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $14.60      $14.05      $13.03
Net investment income 2                                   0.19        0.24        0.21
Net realized and unrealized loss on investments          (0.37)      (0.59)      (0.99)
Total from investment operations                         (0.18)      (0.35)      (0.78)
Less distributions
From net investment income                               (0.19)      (0.24)      (0.24)
In excess of net investment income                          -- 3        --          --
From net realized gain                                   (0.18)      (0.43)         --
                                                         (0.37)      (0.67)      (0.24)
Net asset value, end of period                          $14.05      $13.03      $12.01
Total return 4 (%)                                       (1.15) 6    (2.51)      (5.99)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 7        $1          $2
Ratio of expenses to average net assets (%)               1.84 8      2.01        2.07
Ratio of net investment income to average net assets (%)  1.88 8      1.93        1.76
Portfolio turnover (%)                                      94          99          98

1 As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, and began amortizing premiums on debt securities.
  The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Class C shares began operations on 5-3-99.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Balanced Fund Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,605,000, and the weighted average interest rate was 4.62%. Interest expense includes $2,639, paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $8,337,500 collateralized by securities in the amount of $8,449,992.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 2001, the Fund has $5,209,333 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The entire Fund's carryforward expires December 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $207,885 with regard to sales of Class A shares. Of this amount, $9,274 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $167,257 was paid as sales commissions to unrelated broker-dealers and $31,354 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2000, JH Funds received net up-front sales charges of $18,835 with regard to sales of Class C shares. Of this amount, $15,818 was paid as sales commissions to unrelated broker-dealers and $3,017 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2001, CDSCs received by JH Funds amounted to $108,025 for Class B shares and $337 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 12-31-00                  YEAR ENDED 12-31-01
                             SHARES         AMOUNT           SHARES              AMOUNT
CLASS A SHARES
Sold                      7,705,808   $103,545,692        5,688,878          $71,521,602
Distributions reinvested    563,483      7,431,015          290,907            3,483,996
Repurchased              (6,220,255)   (83,359,601)      (6,034,634)         (76,025,588)
Net increase (decrease)   2,049,036    $27,617,106          (54,849)         ($1,019,990)

CLASS B SHARES
Sold                        597,586     $7,953,109          740,566           $9,151,824
Distributions reinvested    282,664      3,726,478           81,372              976,274
Repurchased              (2,943,304)   (38,976,058)      (2,855,240)         (35,296,289)
Net decrease             (2,063,054)  ($27,296,471)      (2,033,302)        ($25,168,191)

CLASS C SHARES
Sold                        123,570     $1,665,065          150,792           $1,865,776
Distributions reinvested      4,185         55,081            3,214               38,343
Repurchased                 (38,054)      (517,820)         (59,271)            (731,470)
Net increase                 89,701     $1,202,326           94,735           $1,172,649

NET INCREASE (DECREASE)      75,683     $1,522,961       (1,993,416)        ($25,015,532)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $140,381,880 and $137,887,789, respectively.

Purchases and proceeds from sales of obligations of the U.S. government, during the year ended December 31, 2001, aggregated $48,691,719 and $66,307,242, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $165,023,734. Gross unrealized appreciation and depreciation of investments aggregated $25,490,293 and $7,188,671, respectively, resulting in net unrealized appreciation of $18,301,622. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $134,837, a decrease in distributions in excess of net investment income of $461,897 and a decrease in capital paid-in of $327,060. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $277,588 reduction in the cost of investments and a corresponding increase in net unrealized appreciation on investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $106,333, decrease unrealized appreciation on investments by $30,330 and decrease net realized loss on investments by $136,663. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Balanced Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Balanced Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Balanced Fund portfolio of John Hancock Investment Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 2001.

The Fund has designated no distributions to shareholders as a capital gain dividend.

With respect to the dividends paid by the Fund for the fiscal year ended December 31, 2001, 67.84% of the distributions qualify for the corporate dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January of 2002. This will reflect the tax character of all distributions for calendar year 2001.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                       1992        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                   1996        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                          1998        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner, Born: 1938                                                       1992        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky 1, Born: 1944                                                     1992        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                         1992        36
Lieutenant General, United States Marine Corps; Deputy Chief of 1992
for Manpower and Reserve Affairs, Headquarters Marine Corps;
Commanding General III Marine Expeditionary Force/3rd Marine Division
(retired 1991).

John P. Toolan 1, Born: 1930                                                        1992        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Equity Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery



OUR WEB SITE

Available just a few clicks away--
www.jhfunds.com

Instant access to
----------------------------------
Portfolio/Account Information
----------------------------------
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----------------------------------
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----------------------------------
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----------------------------------
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----------------------------------
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----------------------------------
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----------------------------------
Annual & Semiannual Reports
----------------------------------
Investment Professionals
----------------------------------
Mutual Fund FAQs



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Balanced Fund.

3600A 12/01
       2/02

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK INDEPENDENCE BALANCED FUND
SPECIAL MEETING OF SHAREHOLDERS - MAY 29, 2002
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Maureen
R. Ford, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Independence Balanced Fund ("Independence Balanced Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Independence Balanced Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on May 29, 2002 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated April 15, 2002 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                    Date                               , 2002

                                    PLEASE SIGN, DATE AND RETURN
                                    PROMPTLY IN THE ENCLOSED ENVELOPE


                                    --------------------------------------------

                                    --------------------------------------------
                                                 Signature(s)
                                    NOTE: Signature(s) should
                                    agree with the name(s)
                                    printed herein. When
                                    signing as attorney,
                                    executor, administrator,
                                    trustee or guardian, please
                                    give your full name as
                                    such. If a corporation,
                                    please sign in full
                                    corporate name by president
                                    or other authorized
                                    officer. If a partnership,
                                    please sign in partnership
                                    name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

               PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW


(1) To approve an Agreement and Plan of Reorganization between John Hancock Independence Balanced Fund ("Independence Balanced Fund") and John Hancock Balanced Fund ("Balanced Fund"). Under this Agreement, Independence Balanced Fund would transfer all of its assets to Balanced Fund in exchange for Class I shares of Balanced Fund. These shares will be distributed proportionately to you and the other shareholders of Independence Balanced Fund. Balanced Fund will also assume Balanced Fund's liabilities.

         FOR      |_|              AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                                                 ---------------
Shareholder Login                                                PROXY DIRECT TM
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

You can now submit your voting instructions online. To do so, please enter your Proxy Control Number in the area below. Your Internet Voting Control Number is located on your voting instruction card and is identified as Control Number or Internet Control Number. If you have received multiple voting instruction cards, each card has its own control number; you will need to login and provide your voting instructions separately for each such distinct Control Number.

--------------------------------------------------------------------------------
Enter Control Number here: [   ] [   ] [   ] [   ] Continue
--------------------------------------------------------------------------------

Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote yor proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.


                                    VeriSign
                                     Secure
                                      Site
                                Click to verify

C 2001 PROXY DIRECT TM - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

i Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions, click on the name of the holding; then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

--------------------------------------------------------------------------------
List of Your Holdings                               Voting instructions
--------------------------------------------------------------------------------
John Hancock Active Bond Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Growth Fund                        as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Core Value Fund                         as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Dividend Performers Fund                as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Independence Balanced Fund              as recommended by the Board
--------------------------------------------------------------------------------
John Hancock International Equity Fund               as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Medium Capitalization Growth Fund       as recommended by the Board
--------------------------------------------------------------------------------
John Hancock Small Cap Equity Fund Y                 as recommended by the Board
--------------------------------------------------------------------------------
Click on arrow to modify voting instructions
--------------------------------------------

Help me...                       Cancel                        Vote Now!
----------                       ------                        ---------
If you need help navigating      You can quit Internet         Once you have
the site or experience problems  voting at any time. However,  completed
during your online session,      your voting instructions set  selection of your
this page may provide you with   up during this session will   voting
answers                          be disregarded                instructions and
                                                               are ready to
                                                               submit them for
                                                               processing, click
                                                               the Vote Now!
                                                               button

--------------------------------------------------------------------------------
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


John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Shareholder:     John P. Sample
                 ALAMO Direct Mail Services,
                 Inc.
                 23-10 Square Circle Lane
                 Someoldtown, TS 12345-
                 6789

Acount:          ALAMO-TST01 / 271-XXXX-             John Hancock
                 XXXX-123                         ------------------
                                                  JOHN HANCOCK FUNDS
Previous vote:   None-Testing APPS/TR
                 Setup


                     John Hancock Independence Balanced Fund

--------------------------------------------------------------------------------
Applicable Campaign Proposals              Mark All   For      Against     Board
--------------------------------------------------------------------------------
 1 A proposal to approve an agreement and         ( ) For  ( ) Against ( ) Board
   Plan of Reorganization between John Hancock
   Independend Balanced Fund ("Independence Balanced Fund")
   and John Hancock Balanced Fund ("Balanced Fund"). Under
   this Agreement, your fund would transfer all
   of its assets to Balanced Fund in exchange for
   Class I shares of Balanced Fund. These shares
   would be distributed proportionately to you
   and the other shareholders of Independence Balanced
   Fund. Balanced Fund would also assume Independence
   Balanced Fund's liabilities.
--------------------------------------------------------------------------------
   Any other business that may properly come before the meeting.
--------------------------------------------------------------------------------
                                                             Voting Instructions
                                                             -------------------

i Answers have been marked according to the Board's
  recommendations. Please change responses as appropriate
  before submission.
                                                     [ ] Cancel     [ ] Continue

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

John Hancock Institutional Series Trust Proxy                    PROXY DIRECT TM
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                  John Hancock
                               ------------------
                               JOHN HANCOCK FUNDS

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site any time before the Meeting Date on Wednesday, May 29, 2002 at 9:00 AM [ET] to submit new voting instructions.

This is the summary of your voting instructions delivered to John Hancock Funds. It is not a receipt or vote confirmation. You may print this page for your records.

Instructions submitted on _________, 2002
Transaction Code: __________________


                     John Hancock Independence Balanced Fund
--------------------------------------------------------------------------------
1 Approve an Agreement and Plan of Reorganization                 Voted For



If you wish to vote another card, please click here.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                     Part B

                       Statement of Additional Information

                           JOHN HANCOCK BALANCED FUND
      (the "Acquiring Fund", and a series of John Hancock Investment Trust)

                       JOHN HANCOCK INDEPENDENCE BALANCED
                 FUND (the "Acquired Fund", and a series of John
                          Hancock Institutional Series)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                 April 15, 2002

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated April 15, 2002. This Statement of Additional Information provides additional information about John Hancock Balanced Fund and the Fund that it is acquiring, John Hancock Independence Balanced Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                           Page
Introduction                                                                 3
Note Regarding Pro Forma Financial Information                               3
Additional Information about the Acquiring Fund                              3
General Information and History                                              3
Investment Objective and Policies                                            3
Management of the Acquiring Fund                                             3
Control Persons and Principal Holders of Shares                              3
Investment Advisory and Other Services                                       3
Brokerage Allocation                                                         3
Capital Stock and Other Securities                                           3
Purchase, Redemption and Pricing of Acquiring Fund Shares                    4
Tax Status                                                                   4
Underwriters                                                                 4
Calculation of Performance Data                                              4
Financial Statements                                                         4
Additional Information about the Acquired Fund                               4
General Information and History                                              4
Investment Objective and Policies                                            4
Management of the Acquired Fund                                              4
Investment Advisory and Other Services                                       4
Brokerage Allocation                                                         4
Capital Stock and Other Securities                                           4
Purchase, Redemption and Pricing of Acquired Fund Shares                     5
Tax Status                                                                   5
Underwriters                                                                 5
Calculation of Performance Data                                              5
Financial Statements                                                         5

Exhibits

A - Statement of Additional Information, dated March 1, 2002, of the Acquiring Fund including audited financial statements as of December 31, 2001.

B - Statement of Additional Information, dated July 1, 2001, of the Acquired Fund including audited financial statements as of February 28, 2001 and unaudited financial statements as of August 30, 2001.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated April 15, 2002. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on May 29, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated March 1, 2002, and the Statement of Additional Information of the Acquired Fund, dated July 1, 2001. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 NOTE REGARDING PRO FORMA FINANCIAL INFORMATION

In accordance with Item 14(a)(2) of Form N-14, pro forma financial statements were not prepared for the proposed reorganization of the Acquired Fund into the Acquiring Fund, since the net asset value of the Acquired Fund did not exceed ten percent of the net asset value of the Acquiring Fund on February 12, 2002.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, custodian, transfer agent and independent accounts, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Funds' shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited annual financial statements of the Acquiring Fund at December 31, 2001 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.


                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------

Audited annual financial statements of the Acquired Fund at February 28, 2001 and unaudited semi-annual financial statements as of August 31, 2001 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.

                           JOHN HANCOCK BALANCED FUND

                                 Class I Shares
                       Statement of Additional Information

                                  March 1, 2002

This Statement of Additional Information provides information about John Hancock Balanced Fund (the "Fund") in addition to the information in the Fund's current Prospectus for Class I shares (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1001
                        Boston, Massachusetts 02217-1001
                                1-(888)-972-8696

                                TABLE OF CONTENTS

                                                                            Page


Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   17
Those Responsible for Management ..........................................   19
Investment Advisory and Other Services ....................................   27
Distribution Contracts ....................................................   30
Sales Compensation ........................................................   30
Net Asset Value ...........................................................   30
Special Redemptions .......................................................   31
Additional Services and Programs ..........................................   31
Purchase and Redemptions through Third Parties ............................   32
Description of the Fund's Shares ..........................................   32
Tax Status ................................................................   34
Calculation of Performance ................................................   39
Brokerage Allocation ......................................................   41
Transfer Agent Services ...................................................   43
Custody of Portfolio ......................................................   43
Independent Auditors ......................................................   44
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Financial Statements ......................................................  F-1

ORGANIZATION OF FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to December 2, 1996, the Fund was a diversified series of John Hancock Sovereign Investors Fund, Inc. Prior to May 1, 1999, the Fund was called John Hancock Sovereign Balanced Fund.


John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect, wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company)(the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental. There is no assurance that the Fund will achieve its investment objective.

The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital without assuming what the Adviser believes to be undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. The Fund will allocate its investments among different types and classes of securities in accordance with the Adviser's appraisal of economic and market conditions. Shareholder approval is not required to effect changes in the Fund's investment objectives.


The Fund may invest in any type or class of security. The Fund normally invests at least 25% of assets in equity securities and at least 25% of the value of the Fund's total assets will be invested in fixed income senior securities. Fixed income securities may include both convertible and non-convertible debt securities and preferred stock, and only that portion of their value attributed to their fixed income characteristics, as determined by the Adviser, can be used in applying the 25% test. The balance of the Fund's total assets may consist of cash or (i) equity securities of established companies, (ii) equity and fixed income securities of foreign corporations, governments or other issuers meeting applicable quality standards as determined by the Fund's investment adviser,
(iii) foreign currencies, (iv) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities, (v) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances); and (vi) to the extent available and permissible, options and futures contracts on securities, currencies and indices. Each of these investments is more fully described below. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets.


Equity securities, for purposes of the Fund's investment policy, are limited to common stocks, preferred stocks, investment grade convertible securities and warrants. At least 80% of the fund's common stock investments are "dividend performers". These are companies that have typically increased their dividend payments over time, or which managers believe demonstrate the potential for above-average stability of growth of earnings and dividends.

The Fund's total investments in fixed income securities (other than commercial paper) will be rated primarily within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A or BBB). Fixed income securities rated Baa or BBB are considered medium grade obligations with speculative characteristics; and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

Up to 20% of the Fund's assets may be in high yielding, fixed income securities (junk bonds) rated as low as C by Moody's or S&P. These lower rated securities are speculative to a high degree and often have very poor prospects of attaining real investment standing.

The Fund diversifies its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments are subject to market fluctuation and the risks inherent in all securities.

Assuming relatively stable economic conditions, it is anticipated that the annual portfolio turnover rate will not usually exceed 100%. However, under certain economic conditions, a higher turnover may be advisable to achieve the Fund's objectives.

Investment in Foreign Securities. The Fund may invest up to 35% of its total assets in securities of foreign companies. The Fund may invest directly in the securities of foreign issuers as well as in the form of sponsored and unsponsored American Depository Receipts ("ADRs"). European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not required to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges. although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlining securities or of access to income during this period as well as expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets on illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Advisers the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, the Fund may purchase and sell interest rate futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities) and securities indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the dollar value of the Funds portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuation.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund will not invest more than 50% of its assets in mortgage-backed securities.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High Yield "High Risk" Securities. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer.

Securities rated lower than Baa by Moody's or BBB by Standard & Poor's are sometimes referred to as junk bonds. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of Moody's and Standard & Poor's such as those ratings described here, may not be changed by Moody's and Standard & Poor's in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions.

Reduced volume and liquidity in the high yield high risk bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred stock. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Sales. The Fund may engage in short sales against the Box. In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in liquid securities.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds. The Fund may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitates the exchange of commercial bank debt for newly issued bonds known as Brady Bonds. The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF, debtor nations are required to agree implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Defensive Investments. For temporary defensive purposes, the Fund may invest some or all of its assets in investment grade short-term securities.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

      The Fund may not:

      (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

      (2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.

      (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if the assets subject to such pledging, mortgaging or hypothecation do not exceed 33% of the Fund's total assets taken at market value.

      (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

      (5) Purchase or sell real estate or any interest therein, including real estate limited partnerships, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

      (6) Make loans, except for collateralized loans of portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of bonds, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

      (7) Buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

      (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

      (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if, with respect to 75% of the Fund's total assets,

            (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, or,

            (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholders' approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Trustees, purchase securities of other investment companies within the John Hancock Group of Funds.

(d) Invest for the purpose of exercising control over or management of any company.

(e)   Invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.


In addition, no Fund may invest either directly or indirectly in any Russian equity. Only certain funds can invest in certain types of Russian debt. These funds are: Active Bond, Income, Investors, High Income, Bond, High Yield Bond, Strategic Income and VA Strategic Income. Each of these funds may invest only up to 5% of total assets in; (1) Sovereign Russian Debt and Municipal Fixed Income Securities; (2) that are NOT ruble-denominated; (3) that are held physically outside of Russia; and (4) have Euroclear settlement.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of John
                             Position(s)   Trustee/                                                    Hancock Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other               Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years               Trustee
-----------------------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------------------
James F. Carlin              Trustee       1994        Chairman and CEO, Alpha Analytical              36
Born:  1940                                            Laboratories (chemical analysis); Part Owner
                                                       and Treasurer, Lawrence Carlin Insurance
                                                       Agency, Inc. (since 1995); Part Owner and
                                                       Vice President, Mone Lawrence Carlin
                                                       Insurance Agency, Inc. (since 1996);
                                                       Director/Treasurer, Rizzo Associates (until
                                                       2000);  Chairman and CEO, Carlin
                                                       Consolidated, Inc. (management/investments);
                                                       Director/Partner, Proctor Carlin & Co., Inc.
                                                       (until 1999); Trustee, Massachusetts Health
                                                       and Education Tax Exempt Trust; Director of
                                                       the following:  Uno Restaurant Corp. (until
                                                       2001), Arbella Mutual (insurance) (until
                                                       2000), HealthPlan Services, Inc. (until
                                                       1999), Flagship Healthcare, Inc. (until
                                                       1999), Carlin Insurance Agency, Inc. (until
                                                       1999), Chairman, Massachusetts Board of
                                                       Higher Education (until 1999).

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          Number of
                                                                                                          John
                                                                                                          Hancock
                              Position(s)   Trustee/                                                      Funds
Name, Address (1)             Held with     Officer       Principal Occupation(s) and other               Overseen by
And Age                       Fund          since(2)      Directorships During Past 5 Years               Trustee
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
William H. Cunningham         Trustee       1996          Former Chancellor, University of Texas          36
Born:  1944                                               System and former President of the
                                                          University of Texas, Austin, Texas;
                                                          Chairman, IBT Technologies; Director of the
                                                          following: The University of Texas
                                                          Investment Management Company (until 2000),
                                                          Hire.com (since 2000), STC Broadcasting,
                                                          Inc. and Sunrise Television Corp. (since
                                                          2000), Symtx, Inc. (since 2001),
                                                          Adorno/Rogers Technology, Inc. (since 2001),
                                                          Pinnacle Foods Corporation (since 2000),
                                                          rateGenius (since 2000), LaQuinta Motor
                                                          Inns, Inc. (hotel management company) (until
                                                          1998), Jefferson-Pilot Corporation
                                                          (diversified life insurance company), New
                                                          Century Equity Holdings (formerly Billing
                                                          Concepts) (until 2001), eCertain (until
                                                          2001), ClassMap.com (until 2001), Agile
                                                          Ventures (until 2001), LBJ Foundation (until
                                                          2000), LBJ Foundation (until 2000),
                                                          Golfsmith International, Inc. (until 2000),
                                                          Metamor Worldwide (until 2000), AskRed.com
                                                          (until 2001), Southwest Airlines and
                                                          Introgen; Advisory Director, Q Investments;
                                                          Advisory Director, Chase Bank (formerly
                                                          Texas Commerce Bank - Austin).

-----------------------------------------------------------------------------------------------------------------------
Ronald R. Dion               Trustee        1998          Chairman and Chief Executive Officer, R.M.      36
Born:  1946                                               Bradley & Co., Inc.; Director, The New
                                                          England Council and Massachusetts Roundtable;
                                                          Trustee, North Shore Medical Center;
                                                          Director, BJ's Wholesale Club, Inc. and a
                                                          corporator of the Eastern Bank; Trustee,
                                                          Emmanuel College.

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                              Position(s)   Trustee/                                                   Funds
Name, Address (1)             Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                       Fund          since(2)    Directorships During Past 5 Years              Trustee
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Charles L. Ladner             Trustee       1992        Chairman and Trustee, Dunwoody Village, Inc.   36
Born:  1938                                             (continuing care retirement community);
                                                        Senior Vice President and Chief Financial
                                                        Officer, UGI Corporation (Public Utility
                                                        Holding Company) (retired 1998); Vice
                                                        President and Director for AmeriGas, Inc.
                                                        (retired 1998); Director of AmeriGas
                                                        Partners, L.P. (until 1997)(gas
                                                        distribution); Director, EnergyNorth, Inc.
                                                        (until 1995); Director, Parks and History
                                                        Association (since 2001).

-----------------------------------------------------------------------------------------------------------------------
Steven Pruchansky             Trustee       1992        Chairman and Chief Executive Officer, Mast     36
Born:  1944                                             Holdings, Inc. (since 2000); Director and
                                                        President, Mast Holdings, Inc. (until 2000);
                                                        Managing Director, JonJames, LLC (real
                                                        estate)(since 2001); Director, First
                                                        Signature Bank & Trust Company (until 1991);
                                                        Director, Mast Realty Trust (until 1994);
                                                        President, Maxwell Building Corp. (until
                                                        1991).

-----------------------------------------------------------------------------------------------------------------------
Norman H. Smith               Trustee       1992        Lieutenant General, United States Marine       36
Born:  1933                                             Corps; Deputy Chief of Staff for Manpower
                                                        and Reserve Affairs, Headquarters Marine
                                                        Corps; Commanding General III Marine
                                                        Expeditionary Force/3rd Marine Division
                                                        (retired 1991).

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         Number of
                                                                                                         John
                                                                                                         Hancock
                             Position(s)   Trustee/                                                      Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other                 Overseen by
And Age                      Fund          since(2)    Directorships During Past 5 Years                 Trustee
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
John P. Toolan               Trustee       1992        Director, The Smith Barney Muni Bond Funds, The   36
Born:  1930                                            Smith Barney Tax-Free Money Funds, Inc.,
                                                       Vantage Money Market Funds (mutual funds), The
                                                       Inefficient-Market Fund, Inc. (closed-end
                                                       investment company) and Smith Barney Trust
                                                       Company of Florida; Chairman, Smith Barney
                                                       Trust Company (retired 1991); Director, Smith
                                                       Barney, Inc., Mutual Management Company and
                                                       Smith Barney Advisers, Inc. (investment
                                                       advisers) (retired 1991); Senior Executive Vice
                                                       President, Director and member of the Executive
                                                       Committee, Smith Barney, Harris Upham & Co.,
                                                       Incorporated (investment bankers) (until 1991).

-----------------------------------------------------------------------------------------------------------------------
Interested Trustees
-----------------------------------------------------------------------------------------------------------------------
John M. DeCiccio (3)         Trustee       2001        Executive Vice President and Chief                66
Born:  1948                                            Investment Officer, John Hancock Financial
                                                       Services, Inc.; Director, Executive Vice
                                                       President and Chief Investment Officer, John
                                                       Hancock Life Insurance Company; Chairman of
                                                       the Committee of Finance of John Hancock
                                                       Life Insurance Company; Director, John
                                                       Hancock Subsidiaries, LLC, Hancock Natural
                                                       Resource Group, Independence Investment LLC,
                                                       Independence Fixed Income LLC, John Hancock
                                                       Advisers, LLC (the "Adviser") and The
                                                       Berkeley Financial Group, LLC ("The Berkeley
                                                       Group"), John Hancock Funds, LLC ("John
                                                       Hancock Funds"), Massachusetts Business
                                                       Development Corporation; Director, Insurance
                                                       Agency, Inc. (until 1999) and John Hancock
                                                       Signature Services, Inc.("Signature
                                                       Services") (until 1997).

-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Number of
                                                                                                        John
                                                                                                        Hancock
                            Position(s)    Trustee/                                                     Funds
Name, Address (1)           Held with      Officer     Principal Occupation(s) and other                Overseen by
And Age                     Fund           since(2)    Directorships During Past 5 Years                Trustee
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Maureen R. Ford (3)         Trustee,       2000        Executive Vice President, John Hancock           66
Born:  1955                 Chairman,                  Financial Services, Inc., John Hancock Life
                            President                  Insurance Company; Chairman, Director,
                            and Chief                  President and Chief Executive Officer, the
                            Executive                  Advisers and The Berkeley Group; Chairman,
                            Officer                    Director and Chief Executive Officer, John
                                                       Hancock Funds, Chairman, Director and
                                                       President, Insurance Agency, Inc; Chairman,
                                                       Director and Chief Executive Officer,
                                                       Sovereign Asset Management Corporation
                                                       ("SAMCorp."); Director, Independence
                                                       Investment LLC, Independence Fixed Income LLC
                                                       and Signature Services, Inc.; Senior Vice
                                                       President, MassMutual Insurance Co. (until
                                                       1999); Senior Vice President, Connecticut
                                                       Mutual Insurance Co. (until 1996).

----------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
----------------------------------------------------------------------------------------------------------------------
William L. Braman           Executive      2000        Executive Vice President and Chief Investment
Born:  1953                 Vice                       Officer, the Adviser and each of the John
                            President                  Hancock funds; Director, SAMCorp., Executive
                            and Chief                  Vice President and Chief Investment Officer,
                            Investment                 Baring Asset Management, London U.K. (until
                            Officer                    2000).

----------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000        Senior Vice President, Chief Financial Officer
Born:  1949                 President                  and Treasurer, the Adviser, John Hancock
                            and Chief                  Funds, and The Berkeley Group;  Second Vice
                            Financial                  President and Senior Associate Controller,
                            Officer                    Corporate Tax Department, John Hancock
                                                       Financial Services, Inc. (until 2001).

----------------------------------------------------------------------------------------------------------------------
Thomas H. Connors           Vice           1991        Vice President and Compliance Officer, the
Born:  1959                 President                  Adviser and each of the John Hancock funds;
                            and                        Vice President, John Hancock Funds.
                            Compliance
                            Officer

----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John
                                                                                                       Hancock
                            Position(s)    Trustee/                                                    Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other            Overseen by
And Age                     Fund           since(2)       Directorships During Past 5 Years            Trustee
---------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1992           Vice President and Assistant Treasurer, the
Born:  1952                 President                     Adviser; Vice President and Treasurer of
                            and                           each of the John Hancock funds; Assistant
                            Treasurer                     Treasurer of each of the John Hancock funds
                                                          (until 2001).

---------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1984           Senior Vice President, Secretary and Chief
Born:  1950                 President,                    Legal Officer, SAMCorp., the Adviser and
                            Secretary                     each of the John Hancock funds, John
                            and Chief                     Hancock Funds and The Berkeley Group; Vice
                            Legal Officer                 President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and interested Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02119.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Interested Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has five standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee, the Investment Performance Committee and the Coordinating Committee. Each Committee is comprised of Independent Trustees who are not "interested persons". The Audit Committee members are Messrs. Carlin, Ladner and Toolan. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended December 31, 2001.

The Administration Committee's members are all of the Independent Trustees of the Fund. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Administration Committee will consider nominees recommended by shareholders to serve as Independent Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934. The Administration Committee also works with al Trustees on the selection and election of officers of the Fund. The Administration Committee held four meetings during the fiscal year ended December 31, 2001.

The Contracts/Operations Committee members are Messrs. Cunninghan and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2001.

The Investment Performance Committee consists of Messrs. Dion and Smith. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2001.

The Coordinating Committee members are the chairpersons of the other four standing committees. The Coordinating Committee assures consistency of action among committees, reviews Trustee compensation, evaluates Trustee performance and considers committee membership rotations as well as relevant corporate governance issues.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2001.

-------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Dollar Range of
                                      Dollar Range of Fund shares Owned   holdings in John Hancock funds
Name of Trustee                       by Trustee                          overseen by Trustee
-------------------------------------------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------------------------------------------
James F. Carlin                       $1-$10,000                          $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
William H. Cunningham                 None                                $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Ronald R. Dion                        $1-$10,000                          Over $100,000
-------------------------------------------------------------------------------------------------------------
Charles L. Ladner                     $10,001-$50,000                     Over $100,000
-------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky                  None                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Norman H. Smith                       $10,001-$50,000                     Over $100,000
-------------------------------------------------------------------------------------------------------------
John P. Toolan                        $1-$10,000                          $50,001-$100,000
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------
John M. DeCiccio                      None                                Over $100,000
-------------------------------------------------------------------------------------------------------------
Maureen R. Ford                       $1-$10,000                          Over $100,000
-------------------------------------------------------------------------------------------------------------

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                            Aggregate          Total Compensation from all Funds
                            Compensation       in John Hancock Fund Complex to
Trustees                    From the Fund(1)   Trustees (2)
--------                    ----------------   ---------------------------------
James F. Carlin             $1,265             $ 75,000
William H. Cunningham*       1,216               72,100
Ronald R. Dion*              1,265               75,000
Charles L. Ladner            1,267               75,100
Steven R. Pruchansky*        1,215               72,000
Norman H. Smith*             1,316               78,000
John P. Toolan*              1,215               72,000
                            ------             --------
Total                       $8,759              519,200

      (1)   Compensation is for fiscal period ended December 31, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2001. As of that date, there were sixty-six funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty-six funds.

      (*) As of December 31, 2001 the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $540,844, for Mr. Dion was $5,636, for Ms. McCarter was $147,567 (resigned as of October 1, 1998), for Mr. Pruchansky was $117,545, for Mr. Smith was $202,737 and for Mr. Toolan was $621,800 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

The officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and no shareholders of record beneficially owned 5% or more of the outstanding Class I shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of approximately $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expense of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee which is based on an annual rate of 0.60% of the average of the daily net assets of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or any affiliate provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

The primary factors underlying the Board's decision to renew the Fund's Advisory Agreement were as follows:

o The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable balanced funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis. The Board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with the Adviser.


The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement, and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid the Adviser fees of $1,403,318, $1,313,863 and $1,209,354, respectively.

Accounting and Legal Services Agreement. The Trust on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ending December 31, 1999, 2000 and 2001, the Fund paid the Adviser $41,436, $41,165 and $40,932, respectively, for services under this Agreement.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser(s) and principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.


In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.


NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a Fund for shares of the same class in any other John Hancock fund offering that class. Investors may also exchange between the institutional funds and the Class I shares.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Fund may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. The Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor), share in the expense of these fees.


DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares, and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Fund's prospectus shall be liable for any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If the Fund invests stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate there adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including certain currency positions or could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes") paid by the Fund, subject to certain provisions and limitations contained in the Code, only if, among other things, more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations. The Fund anticipates that it normally will not satisfy this 50% requirement and that, consequently, investors will not be entitled to any foreign tax credits or deductions with respect to their investments in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will result from sales of securities or transactions in options or futures made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired.

Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although the Fund's present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and
(c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has $5,209,333 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The entire amount of the loss carry forward expires October 31, 2009.


For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain foreign currency contracts, ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, it an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of any available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Because Class I shares are new, there is no performance to report. Class A performance is currently disclosed in the Fund's prospectus for Class I shares.

For the 30-day period ended Decmber 31, 2001, the annualized yields on Class A was 1.91%, respectively.

As of December 31, 2001, the average annual total returns before taxes of Class A shares of the Fund for the one, five and since the commencement of operations on October 5, 1992 were -9.99%, 4.80% and 7.42%, respectively.


The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ERV

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return
         n=       number of years
       ERV=       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2001 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(D)

Where:
         P=         a hypothetical initial payment of $1,000.
         T=         average annual total return (after taxes on distributions)
         n=         number of years
         ATV(D)=    ending value of a hypothetical $1,000 payment made at
                    the beginning of the 1-year, 5-year, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1+T)^n = ATV(DR)

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions and redemption)
         n=       number of years
   ATV(DR)=       ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-year, 5-year or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares into account. Excluding the Fund's sales charge on Class A and from a total return calculation produces a higher total return figure.

The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =      dividends and interest earned during the period.
b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).
c = the average daily number of shares outstanding during the period that would be entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper-Fund Performance Analysis," a publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTSON ASSOCIATES will also be utilized as well as the RUSSELL and WILSHIRE indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of directors of the Adviser and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Conduct Rules of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and in the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid brokerage commissions in the amount of $110,841, $326,123 and $244,469, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to these policies as the Board may adopt from time to time. For the fiscal year ended December 31, 2001, the Fund paid $26,817 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through the Affiliated Broker. For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid no brokerage commissions to any Affiliated Broker.


Signator may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Board believes to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, the Adviser or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Trustees that the compensation paid to the Affiliated Broker is fair and reasonable. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., John Hancock Way, Suite 1001, Boston, MA 02217-1001, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. The Fund pays Signature Services a fee of 0.05% of its average daily net assets attributable to Class I shares plus certain out-of-pocket expenses.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, portfolio, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

 TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). (e.g. short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g. Borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade debt securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. (e.g. Foreign securities, financial futures and options; securities and index options, currency contracts).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g. non-investment-grade debt securities, foreign securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. Non investment-grade debt securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. Borrowing; reverse repurchase agreements, short-sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. (e.g. short sales, non-investment-grade debt securities; restricted and illiquid securities, financial futures and options; securities and index options, currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. Short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign securities, financial futures and options; securities and index options, restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g. Foreign securities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. Short sales, when -issued securities and forward commitments, financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses directly attributable to government or political actions of any sort. (e.g. Foreign securities)

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g. Non-investment-grade debt securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its ratings for fixed income securities as follows:

Fixed income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Fixed income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they are generally referred to as "high grade" obligations. They are rated lower than the best fixed income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Fixed income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Fixed income securities which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes fixed income securities in this class.

Fixed income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fixed income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Fixed income securities which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fixed income securities which are rated "C" are the lowest rated class of fixed income securities and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its ratings for fixed income securities as follows:

Fixed income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Fixed income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Fixed income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

Fixed income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than in higher rated categories.

Fixed income securities rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated "P-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "P-1" repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "P-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Issuers rated "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

"A-1." This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2." Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

"A-3." Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2000 Annual Report to Shareholders for the year ended December 31, 2001; (filed electronically on February 25, 2002, accession number 0000928816-02-000144) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Balanced Fund (file nos. 811-00560 and 2-10156).

John Hancock Investment Trust
      John Hancock Balanced Fund

      Statement of Assets and Liabilities as of December 31, 2001.
      Statement of Operations for the year ended December 31, 2001.
      Statement of Changes in Net Asset for each of the two years ended December 31, 2001.
      Notes to Financial Statements.
      Financial Highlights for each of the five years in the period ended December 31, 2001.
      Schedule of Investments as of December 31, 2001.
      Report of Independent Auditors.

               Supplements to the John Hancock Institutional Funds
                          Prospectus Dated July 2, 2001

John Hancock Small Cap Equity Fund
----------------------------------

On November 20, 2001, the Trustees of the John Hancock Small Cap Equity Fund voted to change the Fund's name to the John Hancock Small Cap Equity Fund Y, effective March 1, 2002.

John Hancock Active Bond Fund
-----------------------------
John Hancock Medium Capitalization Growth Fund
----------------------------------------------
John Hancock Small Cap Equity Fund Y
------------------------------------
John Hancock International Equity Fund
--------------------------------------

On February 26, 2002, the Trustees of the John Hancock Institutional Series Trust (the "Trust") voted to recommend that shareholders of the Series of the Trust listed below (the "Acquired Funds") approve the following tax-free reorganizations:

--------------------------------------------------------------------------------
     Acquired Funds                             Acquiring Funds
--------------------------------------------------------------------------------
Active Bond Fund                        Bond Fund
--------------------------------------------------------------------------------
Medium Capitalization Growth Fund       Mid Cap Growth Fund
--------------------------------------------------------------------------------
Small Cap Equity Fund Y                 Small Cap Equity Fund
--------------------------------------------------------------------------------
International Equity Fund               International Fund
--------------------------------------------------------------------------------

Under the terms of each reorganization, subject to shareholder approval at a shareholder meeting scheduled for May 29, 2002, each Acquired Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund in a tax-free exchange for Class I shares of equal value of the Acquiring Fund. Further information regarding each proposed reorganization will be contained in a proxy statement and prospectus scheduled to be mailed to shareholders on or about April 15, 2002.

Effective March 15, 2002, each Acquired Fund will be closed to all new accounts.

February 27, 2002

John Hancock Medium Capitalization Growth Fund
----------------------------------------------

On page 8, the "Portfolio Managers" section for the John Hancock Medium Capitalization Growth Fund has been changed as follows:

         PORTFOLIO MANAGERS

         Paul J. Berlinguet
         ------------------

         Vice president of adviser
         Joined fund team in 2001
         Joined adviser in 2001
         U.S. equity investment manager
           at Baring America Asset
           Management (1989-2001)
         Began business career in 1986

         Robert J. Uek, CFA
         ------------------

         Vice president of adviser
         Joined fund team in 2001
         Joined adviser in 1997
           Corporate finance manager
           at Ernst & Young (1994-1997)
         Began business career in 1990

         Timothy N. Manning
         ------------------

         Joined fund team in 2000
         Joined adviser in 2000
         Analyst at State Street Research
           (1999-2000)
         Equity research associate at
           State Street Research (1996-1999)
         Began business career in 1993

January 7, 2002

John Hancock Small Cap Equity Fund
----------------------------------

On page 10, the "Portfolio Managers" section for the John Hancock Small Cap Equity Fund has been changed as follows:

         PORTFOLIO MANAGERS

         James S. Yu, CFA
         ----------------

         Vice president of adviser
         Joined fund team in 2000
         Joined adviser in 2000
          Analyst at Merrill Lynch Asset
          Management (1998-2000)
         Analyst at Gabelli & Company
          (1995-1998)
         Began business career in 1991

         Roger C. Hamilton
         -----------------

         Vice president of adviser
         Joined fund team in 1999
         Joined adviser in 1994
         Began business career in 1980

December 10, 2001

                        John Hancock Institutional Funds
      Supplement to the Prospectus and Statement of Additional Information
                               Dated July 2, 2001

John Hancock Small Capitalization Value Fund
--------------------------------------------

On September 25, 2001, the Trustees of the John Hancock Small Capitalization Value Fund voted to change the Fund's name to the John Hancock Small Cap Equity Fund, effective September 30, 2001.

September 25, 2001

                                                                    John Hancock
                                                             Institutional Funds


                                                                      Prospectus


                                                                    July 2, 2001


--------------------------------------------------------------------------------


                                    Independence Diversified Core Equity Fund II


                                         Independence Medium Capitalization Fund

                                                      Independence Balanced Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                                  [LOGO](R)
                                                            --------------------
                                                             JOHN HANCOCK FUNDS

Contents
--------------------------------------------------------------------------------


A fund-by-fund         Independence Diversified Core Equity Fund II            4
summary of goals,
strategies, risks,     Independence Medium Capitalization Fund                 6
performance and
expenses.              Independence Balanced Fund                              8



Policies and           Your account
instructions for       Who can buy shares                                     10
opening, maintaining   Opening an account                                     10
and closing an         Buying shares                                          11
account in any         Selling shares                                         12
institutional fund.    Transaction policies                                   14
                       Dividends and account policies                         14
                       Business structure                                     15


Further information    Financial highlights                                   16
on the funds.

                       For more information                           back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Your expenses The overall costs borne by an investor in the fund, including annual expenses.

JOHN HANCOCK INSTITUTIONAL FUNDS


These funds offer clearly defined investment strategies, each focusing on a particular market segment and following a disciplined investment process. Blended together or selected individually, these funds are designed to meet the needs of investors seeking risk-managed investment strategies from seasoned professional portfolio managers.


RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock institutional funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

Independence Diversified Core Equity Fund II

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return, consisting of capital appreciation and income. To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks. The portfolio's risk profile is substantially similar to that of the S&P 500 Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/ return analysis against the S&P 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

SUBADVISER

Independence Investment LLC
----------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Class I year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1996     1997    1998    1999    2000

                                         20.08%   29.49%  30.16%  11.59%  -6.88%

2001 total return as of March 31: -10.97%
Best quarter: Q4 '98, 25.14% Worst quarter: Q3 '98, -13.22%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     -6.88%       -9.10%
5 year                                                     16.03%       18.33%
Life of Class I - began 3/10/95                            18.22%       20.91%

Index: Standard &Poor's 500 Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements.

Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.50%
Other expenses                                                         0.17%
Total fund operating expenses (1)                                      0.67%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $68          $214         $373         $835

(1) The adviser has agreed to limit the fund's expenses to 0.70% of the fund's average daily net assets (at least until 6/30/02). However, the fund's expenses for the last fiscal year end amounted to 0.67%.

FUND CODES

Class I
-----------------------------
Ticker            COREX
CUSIP             410132708
Newspaper         IndpCorll
JH fund number    425

Independence Medium Capitalization Fund

Goal and Strategy

[Clip Art] The fund seeks above-average total return. To pursue this goal, the fund normally invests at least 65% of assets in a diversified portfolio of medium-capitalization stocks. The managers select stocks of medium-capitalization companies from a broader menu of stocks of approximately 550 companies that evolves over time. The portfolio's risk profile is substantially similar to that of the S&P MidCap 400 Index.


For the fund, a medium-capitalization company is one whose capitalization is within the S&P MidCap 400 Index's capitalization range. On May 31, 2001, this index's range was $200 million to $10.2 billion. Companies whose capitalizations are outside this index's range after purchase also are considered medium-capitalization companies.


The subadviser's investment research team is organized by industry and tracks the companies in the menu to develop earnings estimates and five-year projections for growth. A series of proprietary computer models use this in-house research to rank the stocks according to their combination of:

o     value, meaning they appear to be underpriced

o     improving fundamentals, meaning they show potential for strong growth


This process, together with a risk/return analysis against the S&P MidCap 400 Index, results in a portfolio of approximately 120 to 160 medium-capitalization stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.


In normal market conditions, the fund is almost entirely invested in stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1996     1997    1998    1999    2000

                                         17.10%   33.09%  12.25%  11.04%  17.46%

2001 total return as of March 31: -9.66%
Best quarter: Q4 '99, 18.00% Worst quarter: Q3 '98, -17.08%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     17.46%       17.51%
5 year                                                     17.94%       20.41%
Life of fund - began 10/2/95                               18.07%       19.67%

Index: Standard & Poor's MidCap 400 Index, an unmanaged index of 400 stocks of medium-capitalization companies.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock market movements. Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on large-or small-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.80%
Other expenses                                                         0.53%
Total fund operating expenses                                          1.33%
Expense reimbursement (at least until 6/30/02)                         0.33%
Net annual operating expenses                                          1.00%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only)if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $102         $389         $697         $1,573


FUND CODES

-----------------------------
Ticker            JHMCX
CUSIP             410132872
Newspaper         IndpMdCp
JH fund number    410

Independence Balanced Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return through capital appreciation and income. To pursue this goal, the fund invests in a diversified portfolio of investment-grade bonds and primarily large-capitalization stocks. The bond portfolio's risk profile is substantially similar to that of the Lehman Brothers Aggregate Bond Index and the stock portfolio's risk profile is substantially similar to that of the S&P 500 Index. The fund invests at least 25% of assets in senior debt securities and, in normal market conditions, at least 25% of assets in stocks. The managers adjust the fund's asset mix to changing market and economic conditions.

In actively managing the bond portfolio, the managers combine market and individual bond data with management experience to assess the relative value of particular bond market sectors and bonds. These include U.S. government, corporate, mortgage-backed and asset-backed bonds and U.S. dollar denominated foreign bonds. Using this approach, the managers select bonds of any maturity from among these sectors to develop an investment-grade-quality, diversified portfolio with a risk profile substantially similar to that of the Lehman Brothers Aggregate Bond Index.

The fund's bonds will be investment grade, as determined by independent ratings or the managers. The fund may retain bonds downgraded below investment grade.

In actively managing the stock portfolio, the managers select from a large, evolving menu of stocks which they track to develop earnings estimates and growth projections. Using computer models, they rank the stocks by their combination of value and improving fundamentals. Adding a risk/return analysis against the S&P 500 Index results in a portfolio of stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks and bonds.

In abnormal market conditions, the fund may temporarily invest more than 75% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

================================================================================

SUBADVISER

Independence Investment LLC
---------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Financial Services, Inc.

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                          1996     1997    1998    1999    2000

                                         10.39%   17.42%  21.43%   7.15%  -0.33%

2001 total return as of March 31: -6.00%
Best quarter: Q4 '98, 15.90% Worst quarter: Q3 '98, -6.68%

--------------------------------------------------------------------------------
Average annual total returns -- for periods ending 12/31/00
--------------------------------------------------------------------------------
                                              Fund         Index 1      Index 2
1 year                                        -0.33%       -9.10%       11.63%
5 year                                        10.95%       18.33%        6.46%
Life of fund - began 7/6/95                   11.71%       19.36%        7.01%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks. Index 2: Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. government, corporate, mortgage-backed and asset-backed bonds.

MAIN RISKS

[Clip Art] The value of your investment will fluctuate in response to stock and bond market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform balanced funds that focus on small- or medium-capitalization stocks for their stock portfolios.

The fund's management strategy has a significant influence on fund performance. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Bonds could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility.

o If interest-rate movements cause the fund's mortgage-backed or asset-backed bonds or other callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.


The fund may trade securities actively, which may increase its transaction costs (thus lowering performance) and increase your taxable distributions.


================================================================================

YOUR EXPENSES

[Clip Art] Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                         0.70%
Other expenses                                                         0.22%
Total fund operating expenses                                          0.92%
Expense reimbursement (at least until 6/30/02)                         0.02%
Net annual operating expenses                                          0.90%

The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
                                $92          $290         $507         $1,129


FUND CODES

-----------------------------
Ticker            JHIBX
CUSIP             410132864
Newspaper         IndpBal
JH fund number    436

Your account

--------------------------------------------------------------------------------
WHO CAN BUY SHARES


John Hancock Institutional Funds are offered without any sales charge to certain types of investors, as noted below:

o     Retirement and other benefit plans and their participants

o     Rollover assets for participants whose plans are invested in the fund

o     Certain trusts, endowment funds and foundations

o Any state, county or city, or its instrumentality, department, authority or agency

o Insurance companies, trust companies and bank trust departments buying shares for their own account

o     Investment companies not affiliated with the adviser

o Clients of service agents and broker-dealers who have entered into an agreement with John Hancock Funds, Inc.

o Investors who participate in fee-based, wrap and other investment platform programs

o     Any entity that is considered a corporation for tax purposes

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 Complete the appropriate parts of the account application, carefully following the instructions. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. You must submit additional documentation when opening trust, corporate or power of attorney accounts.

5     Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker or agent may charge you a fee to effect transactions in fund shares.


10 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
            Opening an account                Adding to an account

By check

[Clip Art]  o Make out a check for the        o Make out a check for the
              investment amount, payable to     investment amount payable to
              "John Hancock Signature           "John Hancock Signature
              Services, Inc."                   Services, Inc."

            o Deliver the check and your      o Fill out the detachable
              completed application to your     investment slip from an
              financial representative, or      account statement. If no slip
              mail them to Signature            is available, include a note
              Services (address below).         specifying the fund name(s),
                                                your share class, your
                                                account number and the
                                                name(s) in which the account
                                                is registered.

                                              o Deliver the check and
                                                investment slip or note to
                                                your financial
                                                representative, or mail them
                                                to Signature Services
                                                (address below).

By exchange

[Clip Art]  o Call your financial             o Call your financial
              representative or Signature       representative or Signature
              Services to request an            Services to request an
              exchange.                         exchange.

            o You may only exchange for       o You may only exchange for
              shares of other institutional     shares of other institutional
              funds or Class I shares.          funds or Class I shares.

By wire

[Clip Art]  o Deliver your completed          o Instruct your bank to wire
              application to your financial     the amount of your investment
              representative or mail it to      to:
              Signature Services.                First Signature Bank & Trust
                                                 Account # 900022260
            o Obtain your account number by      Routing # 211475000
              calling your financial
              representative or Signature     Specify the fund name(s), your
              Services.                       share class, your account
                                              number and the name(s) in which
            o Instruct your bank to wire      the account is registered. Your
              the amount of your investment   bank may charge a fee to wire
              to:                             funds.
               First Signature Bank & Trust
               Account # 900022260
               Routing # 211475000

            Specify the fund name(s), the
            share class, the new account
            number and the name(s) in which
            the account is registered. Your
            bank may charge a fee to wire
            funds.

By phone

[Clip Art]  See "By exchange" and "By         o Verify that your bank or
            wire."                              credit union is a member of
                                                the Automated Clearing House
                                                (ACH) system.

                                              o Complete the "To Purchase,
                                                Exchange or Redeem Shares via
                                                Telephone" and "Bank
                                                Information" sections on your
                                                account application.

                                              o Call Signature Services to
                                                verify that these features
                                                are in place on your account.

                                              o Call your financial
                                                representative or Signature
                                                Services with the fund
                                                name(s), your share class,
                                                your account number, the
                                                name(s) in which the account
                                                is registered and the amount
                                                of your investment.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
            Designed for                      To sell some or all of your shares

By letter

[Clip Art]  o Sales of any amount; however,   o Write a letter of instruction
              sales of $5 million or more       indicating the fund name,
              must be made by letter.           your account number, your
                                                share class, the name(s) in
            o Certain requests will require     which the account is
              a Medallion signature             registered and the dollar
              guarantee. Please refer to        value or number of shares you
              "Selling shares in writing".      wish to sell.

                                              o Include all signatures and
                                                any additional documents that
                                                may be required (see next
                                                page).

                                              o Mail the materials to
                                                Signature Services.

                                              o A check or wire will be sent
                                                according to your letter of
                                                instruction.

By phone

[Clip Art]  o Sales of up to $5 million.      o To place your request with a
                                                representative at John
                                                Hancock Funds, call Signature
                                                Services between 8 A.M. and 4
                                                P.M. Eastern Time on most
                                                business days.

                                              o Redemption proceeds of up to
                                                $100,000 may be sent by wire
                                                or by check. A check will be
                                                mailed to the exact name(s)
                                                and address on the account.
                                                Redemption proceeds exceeding
                                                $100,000 must be wired to
                                                your designated bank account.

By wire or electronic funds transfer (EFT)

[Clip Art]  o Requests by letter to sell      o To verify that the telephone
              any amount.                       redemption privilege is in
                                                place on an account, or to
            o Requests by phone to sell up      request the forms to add it
              to $5 million (accounts with      to an existing account, call
              telephone redemption              Signature Services.
              privileges).
                                              o Amounts of $5 million or more
                                                will be wired on the next
                                                business day.

                                              o Amounts up to $100,000 may be
                                                sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day. Your
                                                bank may charge a fee for
                                                this service.

By exchange

[Clip Art]  o Sales of any amount.            o Obtain a current prospectus
                                                for the fund into which you
                                                are exchanging by calling
                                                your financial representative
                                                or Signature Services.

                                              o You may only exchange for
                                                shares of other institutional
                                                funds or Class I shares.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an
                                                exchange.


12 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o     you are selling more than $5 million worth of shares

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
--------------------------------------------------------------------------------
                                                                      [Clip Art]

Owners of individual, joint or          o Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   o On the letter, the signatures of
                                          all persons authorized to sign for
                                          the account, exactly as the account
                                          is registered.

                                        o Medallion signature guarantee if
                                          applicable (see above).

Owners of corporate, sole               o Letter of instruction.
proprietorship, general partner or
association accounts.                   o Corporate business/organization
                                          resolution, certified within the
                                          past 12 months, or a John Hancock
                                          Funds business/organization
                                          certification form.

                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.

                                        o Medallion signature guarantee if
                                          applicable (see above).

Owners or trustees of retirement        o Letter of instruction.
plan, pension trust and trust
accounts.                               o On the letter, the signature(s) of
                                          the trustee(s).

                                        o Copy of the trust document
                                          certified within the past 12 months
                                          or a John Hancock Funds trust
                                          certification form.

                                        o Medallion signature guarantee if
                                          applicable (see above).

Joint tenancy shareholders with         o Letter of instruction signed by
rights of survivorship whose              surviving tenant.
co-tenants are deceased.
                                        o Copy of death certificate.

                                        o Medallion signature guarantee if
                                          applicable (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.

                                        o Copy of order appointing executor,
                                          certified within the past 12
                                          months.

                                        o Medallion signature guarantee if
                                          applicable (see above).

Administrators, conservators,           o Call 1-888-972-8696 for
guardians and other sellers or            instructions.
account types not listed above.

--------------------------------------------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------


                                                                 YOUR ACCOUNT 13

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The funds may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The funds may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change a fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Institutional Fund and Class I shares for shares of any other Institutional Fund or Class I shares. The registration for both accounts involved must be identical.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties who, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. The funds reserve the right to require that previously exchanged shares and reinvested dividends be in a fund for 90 days before a shareholder is permitted a new exchange. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.


Dividends Diversified Core Equity Fund II and Balanced Fund declare and pay any income dividends quarterly. Medium Capitalization Fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually


Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


14 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The funds' board of trustees oversees each fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the funds' respective investment goals without shareholder approval.

The investment adviser John Hancock Advisers, Inc., 101 Huntington Avenue, Boston, MA 02199-7603.

The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109.

Management fees The management fees paid to the investment adviser by the funds last fiscal year are as follows:


--------------------------------------------------------------------------------
Fund                                                     % of net assets
--------------------------------------------------------------------------------
Diversified Core Equity Fund II                          0.50%
Medium Capitalization                                    0.48%
Balanced                                                 0.69%



                                                                 YOUR ACCOUNT 15

Financial highlights

--------------------------------------------------------------------------------

These tables detail the performance of each fund's share, including total return information showing how much an investment in the fund has increased or decreased each year.

Independence Diversified Core Equity Fund II

Figures audited by Deloitte & Touche LLP.


--------------------------------------------------------------------------------------------------------------------
Period ended:                                                       2/97       2/98       2/99       2/00(1)    2/01
--------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                              $10.96     $12.76     $15.34     $15.69     $14.23
Net investment income (loss)(2)                                     0.20       0.17       0.12       0.09       0.09
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                       2.23       3.91       2.76       0.34      (0.29)
Total from investment operations                                    2.43       4.08       2.88       0.43      (0.20)
Less distributions:
  Dividends from net investment income                             (0.19)     (0.17)     (0.14)     (0.09)     (0.10)
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                    (0.44)     (1.33)     (2.39)     (1.80)     (5.02)
  Total distributions                                              (0.63)     (1.50)     (2.53)     (1.89)     (5.12)
Net asset value, end of period                                    $12.76     $15.34     $15.69     $14.23      $8.91
Total investment return(3) (%)                                     22.63      33.61      18.98       1.99      (2.68)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     320,029    572,093    552,296    425,876    146,995
Ratio of expenses to average net assets (%)                         0.67       0.65       0.63       0.64       0.67
Ratio of net investment income to average net assets (%)            1.65       1.12       0.76       0.57       0.61
Portfolio turnover rate (%)                                           81         76         55         69         56

(1) Effective October 1, 1999 existing shares of the fund were designated Class I shares.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Total investment return assumes dividend reinvestment.


16 FINANCIAL HIGHLIGHTS

Independence Medium Capitalization Fund

Figures audited by Deloitte & Touche LLP.

----------------------------------------------------------------------------------------------------------------
Period ended:                                                       2/97      2/98      2/99      2/00      2/01
----------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $9.29    $10.45    $13.30    $12.04    $12.45
Net investment income (loss)(1)                                     0.12      0.09      0.08      0.06      0.04
Net realized and unrealized gain (loss) on investments              1.45      3.69      0.06      1.58      1.60
Total from investment operations                                    1.57      3.78      0.14      1.64      1.64
Less distributions:
  Dividends from net investment income                             (0.12)    (0.09)    (0.09)    (0.06)    (0.04)
  Distributions from net realized gain on investments sold         (0.29)    (0.84)    (1.31)    (1.17)    (2.28)
  Total distributions                                              (0.41)    (0.93)    (1.40)    (1.23)    (2.32)
Net asset value, end of period                                    $10.45    $13.30    $12.04    $12.45    $11.77
Total investment return(2,3) (%)                                   17.19     37.30      0.96     14.18     13.14
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       5,240     9,722    10,407    12,422    14,881
Ratio of expenses to average net assets (%)                         1.00      1.00      1.00      1.00      1.00
Ratio of adjusted expenses to average net assets(4) (%)             2.70      1.36      1.60      1.52      1.32
Ratio of net investment income (loss) to average net assets (%)     1.26      0.75      0.59      0.44      0.29
Portfolio turnover rate (%)                                           78        65        67       136       145

(1)   Based on the average of the shares outstanding at the end of each month.
(2)   Total investment return assumes dividend reinvestment.
(3) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the periods or years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 15.49%, 36.94%, 0.36%, 13.66% and 12.82%, respectively.


                                                         FINANCIAL HIGHLIGHTS 17

Independence Balanced Fund

Figures audited by Deloitte & Touche LLP.

---------------------------------------------------------------------------------------------------------------------
Period ended:                                                        2/97       2/98       2/99       2/00       2/01
---------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $9.25      $9.94     $11.42     $11.99     $11.12
Net investment income (loss)(1)                                      0.38       0.38       0.26       0.27       0.28
Net realized and unrealized gain (loss) on investments               0.73       1.60       1.37      (0.02)      0.10
Total from investment operations                                     1.11       1.98       1.63       0.25       0.38
Less distributions:
  Dividends from net investment income                              (0.34)     (0.35)     (0.29)     (0.28)     (0.30)
  Distributions from net realized gain on investments sold          (0.08)     (0.15)     (0.77)     (0.84)     (1.68)
  Total distributions                                               (0.42)     (0.50)     (1.06)     (1.12)     (1.98)
Net asset value, end of period                                      $9.94     $11.42     $11.99     $11.12      $9.52
Total investment return(2,3) (%)                                    12.36      20.44      14.50       1.83       3.13
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                       13,093     77,116     82,969     60,649     35,637
Ratio of expenses to average net assets (%)                          0.90       0.90       0.90       0.90       0.90
Ratio of adjusted expenses to average net assets(4) (%)              1.64       1.06       0.95       0.96       0.91
Ratio of net investment income (loss) to average net assets (%)      3.96       3.52       2.26       2.26       2.51
Portfolio turnover rate (%)                                           149        224        158        268        261

(1)   Based on the average of the shares outstanding at the end of each month.
(2)   Total investment return assumes dividend reinvestment.
(3) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Does not take into consideration expense reductions during the periods shown.

================================================================================
The following returns are not audited and are not part of the audited financial highlights presented above:

Without the expense reductions, returns for the fund for the periods or years ended February 28, 1997, 1998, 1999, February 29, 2000 and February 28, 2001 would have been 11.62%, 20.28%, 14.45%, 1.77% and 3.12%, respectively.


                                                         FINANCIAL HIGHLIGHTS 18

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on the John Hancock institutional funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001


By phone: 1-888-972-8696


By EASI-Line: 1-800-597-1897

By TDD: 1-800-462-0825

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-8852

[LOGO](R)

John Hancock Funds, Inc.
Member NASD
101 Huntington Avenue
Boston, MA 02199-7603

Mutual Funds
Institutional Services
Private Managed Accounts
Retirement Plans
Insurance Services

(C)2001 JOHN HANCOCK FUNDS, INC.                                      KI0PN 7/01

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                              101 Huntington Avenue
                           Boston, Massachusetts 02199


                          John Hancock Active Bond Fund
                      John Hancock Dividend Performers Fund
                 John Hancock Medium Capitalization Growth Fund
                  John Hancock Small Capitalization Value Fund
               John Hancock Focused Small Cap Growth Fund-Class I
                   (formerly Small Capitalization Growth Fund)
                     John Hancock International Equity Fund
        John Hancock Independence Diversified Core Equity Fund II-Class I
              John Hancock Independence Medium Capitalization Fund
                     John Hancock Independence Balanced Fund

                 (each, a "Fund" and collectively, the "Funds")

                       Statement of Additional Information

                                  July 1, 2001

This Statement of Additional Information provides information about the Funds in addition to the information that is contained in the John Hancock Series Funds' current Prospectus and in the Independence Funds' current Prospectus (together, the "Prospectuses").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' Prospectuses, copies of which can be obtained free of charge by writing or telephoning:


                      John Hancock Signature Services, Inc.
                          John Hancock Way, Suite 1001
                        Boston, Massachusetts 02217-1001
                                 1-800-755-4371

                                TABLE OF CONTENTS
                                                                           Page

         Organization of the Funds                                           2
         Investment Objectives and Policies                                  3
         -The John Hancock Series Funds                                      3
         -The Independence Funds                                             3
         Investment Restrictions                                            16
         Those Responsible for Management                                   19
         Investment Advisory and Other Services                             29
         Distribution Contract                                              34
         Sales Compensation                                                 34
         Net Asset Value                                                    34
         Additional Services and Programs                                   35
         Purchases and Redemptions Through Third Parties                    35
         Special Redemptions                                                36
         Description of the Funds' Shares                                   36
         Tax Status                                                         37
         Calculation of Performance                                         42
         Brokerage Allocation                                               44
         Transfer Agent Services                                            46
         Custody of Portfolio                                               46
         Independent Auditors                                               46
         Appendix A--Description of Securities Ratings                     A-1
         Financial Statements                                              F-1


ORGANIZATION OF THE FUNDS

Each Fund is a series of John Hancock Institutional Series Trust (the "Trust") an open-end investment management company organized as a Massachusetts business trust on October 31, 1994 under the laws of the Commonwealth of Massachusetts.

Focused Small Cap Growth Fund, Dividend Performers Fund, Active Bond Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund and International Equity Fund are sometimes referred to herein collectively as the "John Hancock Series Funds." Independence Diversified Core Equity Fund II, Independence Medium Capitalization Fund and Independence Balanced Fund are sometimes referred to herein collectively as the "Independence Funds." Prior to July 1, 2001, Focused Small Cap Growth Fund was called Small Capitalization Growth Fund.


The investment adviser of each Fund is John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. The Life Company is wholly owned by John Hancock Financial Services, Inc., a Delaware corporation organized in February, 2000. The investment sub-adviser of International Equity Fund is Nicholas-Applegate Capital Management ("Nicholas-Applegate") (the "Sub-Adviser"). The investment sub-adviser of each Independence Fund is Independence Investment LLC ("Independence") (formerly Independence Investment Associates, Inc.). Together, Independence and Nicholas-Applegate are sometimes referred to herein collectively as the "Sub-Advisers" or, individually, as the "Sub-Adviser." The Sub-Advisers are responsible for providing investment advice to their respective funds, subject to the review of the Trustees and overall supervision of the Adviser. Independence is an affiliate of the Life Company.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objective and policies as discussed in the Prospectuses. There is no assurance that any Fund will achieve its investment objective.

Each Fund has adopted certain investment restrictions that are detailed under "Investment Restrictions" in this Statement of Additional Information where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. Each Fund's investment objective, investment policies and nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

A.  The John Hancock Series Funds.


For a further description of the John Hancock Series Funds' investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in the John Hancock Series Funds' Prospectus and "Investment Restrictions" in this Statement of Additional Information. Effective November 15, 2000, existing shares of Focused Small Cap Growth Fund were designated as "Class I" shares. See Appendix A to this Statement of Additional Information for a description of the quality categories of corporate bonds in which certain of the John Hancock Series Funds may invest.


B.  The Independence Funds.

For a further description of the Independence Funds' investment objectives, policies and restrictions see "Goal and Strategy" and "Main Risks" in their respective Prospectuses and "Investment Restrictions" in this Statement of Additional Information. Effective October 1, 1999, existing shares of Independence Diversified Core Equity Fund II were designated as "Class I" shares.

Common stocks. Dividend Performers Fund, Medium Capitalization Growth Fund, International Equity Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and each Independence Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth, yet are the more volatile of the two asset classes.

Debt securities. Active Bond Fund and Independence Balanced Fund may regularly invest in debt obligations. Small Capitalization Value Fund invests primarily in U.S. stocks, but may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents. Under normal conditions, Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less.) Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Preferred stocks. Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and each Independence Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure.
Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Small Capitalization Value Fund, International Equity Fund and Independence Balanced Fund may invest in convertible securities which may include corporate notes or preferred stock. Active Bond Fund may invest in convertible debt securities. Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund may invest in convertible preferred stocks. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investments in Foreign Securities and Emerging Countries. Each of the Funds may invest in the securities of foreign issuers to the following extent:

o Each Independence Fund and Dividend Performers Fund may invest in U.S. dollar denominated securities of foreign issuers and in American Depositary Receipts. Independence Balanced Fund may also invest in Yankee Bonds.

o Medium Capitalization Growth Fund and Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs").

o Small Capitalization Value Fund invests primarily in U.S. stocks, but may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents.

o Active Bond Fund may invest up to 25% of total assets in Yankee Bonds, U.S. dollar (excluding U.S. dollar denominated Canadian securities) and foreign currency denominated securities of foreign issuers.

o International Equity Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International ("MSCI"). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Foreign Currency Transactions. Each John Hancock Series Fund, other than Dividend Performers Fund, may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

Each John Hancock Series Fund, other than Dividend Performers Fund, may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Funds will not engage in speculative forward foreign currency exchange transactions.

If a Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Funds to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Repurchase Agreements. Each Fund may enter into repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. Each Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that a Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by each Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. Each Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting its repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

In addition, a Fund will not enter into reverse repurchase agreements or other borrowings except from banks temporarily for extraordinary or emergency purposes (not for leveraging) in amounts not to exceed 33 1/3% of a Fund's total assets (including the amount borrowed) taken at market value. Each Fund will not use leverage to attempt to increase income. Each Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under the procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Active Bond Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. International Equity Fund may purchase and write (sell ) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be demoninated. Each of Dividend Performers Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund may purchase and write (sell) call and put options on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities (or, with respect to International Equity Fund, currency) or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on a security or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Each Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. International Equity Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. Active Bond Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. Dividend Performers Fund, Small Capitalization Value Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund may purchase and sell futures contracts based on securities indices and purchase and write call and put options on these futures contracts. Each Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. Each Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each John Hancock Series Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Warrants. Each John Hancock Series Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants tend to be more volatile than their underlying securities. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Government Securities. Each Fund may invest in government securities. However, under normal conditions, Dividend Performers Fund, Focused Small Cap Growth Fund and Medium Capitalization Growth Fund will not invest in any fixed income securities, with the exception of cash equivalents (which include U.S. Government securities maturing in 90 days or less). In abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and

Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. Active Bond Fund and each Independence Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the GNMA, the FNMA and the FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Funds that may invest in mortgage-backed securities may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed-income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Lower Rated High Yield Debt Obligations. Active Bond Fund and Small Capitalization Value Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("S&P")). Active Bond Fund will not invest in securities rated below Ca by Moody's or CC by S&P. Small Capitalization Value Fund may invest up to 15% of its net assets in securities rated as low as Ca by Moody's or CC by S & P and their equivalents.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this Statement of Additional Information which describes the characteristics of corporate bonds in the various ratings categories. The Funds may invest in comparable quality unrated securities which, in the opinion of the Adviser or Subadviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Funds' assets. The reduced availability of reliable, objective data may increase the Funds' reliance on management's judgment in valuing high yield bonds. In addition, the Funds' investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. Each Fund can lend portfolio securities having a total value of 33 1/3% of its total assets.

Short-Term Trading. Each John Hancock Series Fund may engage in short-term trading. These Funds intend to use short-term trading of securities as a means of managing their portfolio to achieve their respective investment objective. In reaching a decision to sell one security and purchase another security at approximately the same time, the Funds will take into account a number of factors, for fixed income funds. These include the quality ratings, interest rates, yields, maturity dates, call prices, and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. Equity funds may engage in short-term trading for special situations. These special situations may include arbitrage opportunities, extraordinary positive or negative earnings surprises, takeover situations, spin-offs, asset plays, management changes or a reorganization. The success of short-term trading will depend upon the ability of the Funds to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly, and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company which does not use this portfolio technique, will be less than the profits and other benefits which will accrue to shareholders.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted the following investment restrictions which may not be changed without the approval of a majority of the applicable Fund's outstanding voting securities which, as used in the Prospectuses and this Statement of Additional Information means the approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting if more than 50% of a Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

A Fund may not:

1. Issue senior securities, except as permitted by paragraphs 3, 6 and 7 below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

2. Purchase securities on margin or make short sales [see non-fundamental investment restriction (d)], or unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities.

3. Borrow money, except for the following extraordinary or emergency purposes: (i) from banks for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; and (iv) in the case of Focused Small Cap Growth Fund, in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. A Fund, other than Focused Small Cap Growth Fund, may not borrow money for the purpose of leveraging the Funds' assets. For purposes of this investment restriction, the deferral of Trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing. Focused Small Cap Growth Fund has no current intention of entering into reverse repurchase agreements or dollar rolls.

4. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purpose of the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Invest in commodities, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies [see non-fundamental investment restriction (f)].

7. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

9. For each Fund with respect to 75% of total assets [see non-fundamental investment restriction (e)], purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

                  (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

                  (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

(a) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
         (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(b) Invest more than 15% of the net assets of the Fund, taken at market value, in illiquid securities.

(c) Invest for the purpose of exercising control over or management of any company.

In addition:

(d) Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Focused Small Cap Growth Fund, and Small Capitalization Value Fund may not make short sales.

(e) Dividend Performers Fund, International Equity Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may not invest more than 5% of total assets at time of purchase in any one security (other than U.S. Government securities).

(f) Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may only purchase or sell stock index options, stock index futures, and stock index options on futures.

(g) Under normal conditions, Active Bond Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, and Focused Small Cap Growth Fund may not invest more than 10% of total assets in cash and/or cash equivalents (except cash segregated in relation to futures, forward and option contracts).

(h) Under normal conditions Dividend Performers Fund, Medium Capitalization Growth Fund, and Focused Small Cap Growth Fund will not invest in any fixed income securities. However, in abnormal conditions, these funds may temporarily invest in U.S. Government securities and U.S. Government agency securities with maturities of up to three years, and may also invest more than 10% of total assets in cash and/or cash equivalents (including U.S. Government securities maturing in 90 days or less).

(i) International Equity Fund normally invests at least 80% of total assets in a diversified portfolio of foreign stocks from both developed and emerging countries. The Fund may invest up to 30% of total assets in emerging markets as classified by Morgan Stanley Capital International ("MSCI"). Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

(j) Small Capitalization Value Fund invests primarily in U.S. stocks, buy may invest up to 15% of total assets in a combination of foreign securities and/or bonds rated as low as CC/Ca and their unrated equivalents.

(k) Medium Capitalization Growth Fund and Focused Small Cap Growth Fund may invest up to 10% of total assets in foreign securities. Foreign equities include but are not limited to common stocks, convertible preferred stocks, preferred stocks, warrants, ADRs, GDRs and EDRs.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of a Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Funds is managed by the Trustees who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Funds are also officers or directors of the Funds' Adviser and/or one or more or the Subadvisers, or officers and/or directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------


Maureen R. Ford *             Trustee, Chairman, President    Executive Vice President John
101 Huntington Avenue         and Chief Executive Officer     Hancock Financial Services, Inc.,
Boston, MA  02199             (1,2)                           John Hancock Life Insurance
March 1950                                                    Company; Chairman, Director,
                                                              President and Chief Executive
                                                              Officer, John Hancock Advisers,
                                                              Inc. (the "Adviser") and The
                                                              Berkeley Financial Group, Inc.
                                                              ("The Berkeley Group"); Chairman,
                                                              Director and Chief Executive
                                                              Officer, John Hancock Funds, Inc.
                                                              ("John Hancock Funds"); Chairman,
                                                              Director and President, John
                                                              Hancock Insurance Agency, Inc.
                                                              ("Insurance Agency, Inc.");
                                                              Chairman, Director and Chief
                                                              Executive Officer, Sovereign Asset
                                                              Management Corporation (SAMCorp.);
                                                              Director, Independence Investment
                                                              LLC and Independence Fixed Income
                                                              LLC; Senior Vice President,
                                                              MassMutual Insurance Co. (until
                                                              1999); Senior Vice President,
                                                              Connecticut Mutual Insurance Co.
                                                              (until 1996).


John M. DeCiccio*             Trustee                         Executive Vice President and Chief
P.O. Box 111                                                  Investment Officer John Hancock
Boston, MA 02117                                              Financial Services, Inc.; Director,
July 1948                                                     Executive Vice President and Chief
                                                              Investment Officer, John Hancock
                                                              Life Insurance Company; Chairman of
                                                              the Committee of Finance of John
                                                              Hancock Life Insurance Company;
                                                              Director, John Hancock
                                                              Subsidiaries, Inc., Hancock Natural
                                                              Resource Group, Independence
                                                              Investment LLC, Independence Fixed
                                                              Income LLC, The Berkeley Group, the
                                                              Adviser, John Hancock Funds,
                                                              Massachusetts Business Development
                                                              Corporation; Director, Insurance
                                                              Agency Inc. (until 1999) and John
                                                              Hancock Signature Services, Inc.
                                                              (until 1997).



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       20


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

James F. Carlin               Trustee                         Chairman and CEO, Alpha Analytical
101 Huntington Avenue                                         Laboratories (chemical analysis),
Boston, MA  02199                                             Carlin Consolidated, Inc.
April 1940                                                    (management/investments); Trustee,
                                                              Massachusetts Health and Education
                                                              Tax Exempt Trust; Director, Uno
                                                              Restaurant Corp., Arbella Mutual
                                                              (insurance) (until September 2000),
                                                              HealthPlan Services, Inc. (until
                                                              February 1999), Flagship
                                                              Healthcare, Inc. (until November
                                                              1999), Carlin Insurance Agency,
                                                              Inc. (until April 1999), Chairman,
                                                              Massachusetts Board of Higher
                                                              Education (until July 1999) and
                                                              Trustee of 35 funds managed by the
                                                              Adviser.

William H. Cunningham         Trustee                         Former Chancellor, University of
101 Huntington Avenue                                         Texas System and former President
Boston, MA  02199                                             of the University of Texas, Austin,
January 1944                                                  Texas; James L. Bayless Chair of
                                                              Free Enterprise; Director, LaQuinta
                                                              Motor Inns, Inc. (hotel management
                                                              company) (1985-1998);
                                                              Jefferson-Pilot Corporation
                                                              (diversified life insurance
                                                              company) Billing Concepts,
                                                              Southwest Airlines and Introgen ;
                                                              Advisory Director, Chase Bank
                                                              (formerly Texas Commerce Bank -
                                                              Austin).

Ronald R. Dion                Trustee                         Chairman and Chief Executive
101 Huntington Avenue                                         Officer, R.M. Bradley & Co., Inc.;
Boston, MA  02199                                             Director, The New England Council
March 1946                                                    and Massachusetts Roundtable;
                                                              Trustee, North Shore Medical
                                                              Center, Director, BJ's Wholesale
                                                              Club, Inc. and a corporator of the
                                                              Eastern Bank; Trustee, Emmanuel
                                                              College.

Charles L. Ladner             Trustee                         Chairman and Trustee, Dunwoody
101 Huntington Avenue                                         Village, Inc.; Senior Vice
Boston, MA  02199                                             President and Chief Financial
February 1938                                                 Officer, UGI Corporation (Public
                                                              Utility Holding Company) (retired
                                                              1998); Vice President and Director
                                                              for AmeriGas, Inc. (retired 1998);
                                                              Vice President of AmeriGas
                                                              Partners, L.P. (until 1997);
                                                              Director, EnergyNorth, Inc. (until
                                                              1995).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       21


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

Steven R. Pruchansky          Trustee (1)                     Chairman and Chief Executive
101 Huntington Avenue                                         Officer, Mast Holdings, Inc. (since
Boston, MA  02199                                             June 1, 2000); Director and
August 1944                                                   President, Mast Holdings, Inc.
                                                              (until May 31, 2000); Director,
                                                              First Signature Bank & Trust
                                                              Company (until August 1991);
                                                              Director, Mast Realty Trust (until
                                                              1994); President, Maxwell Building
                                                              Corp. (until 1991).

Norman H. Smith               Trustee                         Lieutenant General, United States
101 Huntington Avenue                                         Marine Corps; Deputy Chief of Staff
Boston, MA  02199                                             for Manpower and Reserve Affairs,
March 1933                                                    Headquarters Marine Corps;
                                                              Commanding General III Marine
                                                              Expeditionary Force/3rd Marine
                                                              Division (retired 1991).

John P. Toolan                Trustee                         Director, The Smith Barney Muni
101 Huntington Avenue                                         Bond Funds, The Smith Barney
Boston, MA  02199                                             Tax-Free Money Funds, Inc., Vantage
September 1930                                                Money Market Funds (mutual funds),
                                                              The Inefficient-Market Fund, Inc.
                                                              (closed-end investment company) and
                                                              Smith Barney Trust Company of
                                                              Florida; Chairman, Smith Barney
                                                              Trust Company (retired December,
                                                              1991); Director, Smith Barney,
                                                              Inc., Mutual Management Company and
                                                              Smith Barney Advisers, Inc.
                                                              (investment advisers) (retired
                                                              1991); Senior Executive Vice
                                                              President, Director and member of
                                                              the Executive Committee, Smith
                                                              Barney, Harris Upham & Co.,
                                                              Incorporated (investment bankers)
                                                              (until 1991).

William L. Braman             Executive Vice President and    Executive Vice President and Chief
101 Huntington Avenue         Chief Investment Officer (2)    Investment Officer, the Adviser and
Boston, MA 02199                                              each of the John Hancock Funds;
December 1953                                                 Executive Vice President and Chief
                                                              Investment Officer, Barring Asset
                                                              Management, London UK (until May
                                                              2000).


-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


                                       22


                              Positions Held                  Principal Occupation(s)
Name and Address              With the Company                During the Past Five Years
----------------              ----------------                --------------------------

Richard A. Brown             Senior Vice President and        Senior Vice President and Chief
101 Huntington Avenue        Chief Financial Officer (2)      Financial Officer of the Adviser,
Boston, MA  02199                                             John Hancock Funds, and The
April 1949                                                    Berkeley Group; Second Vice
                                                              President and Senior Associate
                                                              Controller, Corporate Tax
                                                              Department, John Hancock Financial
                                                              Services, Inc. (until January
                                                              2001).

Susan S. Newton              Senior Vice President,           Senior Vice President and Chief
101 Huntington Avenue        Secretary and Chief Legal        Legal Officer the Adviser; John
Boston, MA 02199             Officer                          Hancock Funds; Vice President,
March 1950                                                    Signature Services (until May
                                                              2000), The Berkeley Group, NM
                                                              Capital and SAMCorp.



Thomas H. Connors            Vice President and Compliance    Vice President and Compliance
101 Huntington Avenue        Officer                          Officer, the Adviser; Vice
Boston, MA  02199                                             President, John Hancock Funds.
September 1959



-------------------
*   Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Mr. DeCiccio and Ms. Ford, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                    Total Compensation from all
                            Aggregate Compensation  Funds in John Hancock Fund
Trustees                    from the Funds(1)       Complex to Trustees (2)
--------                    ----------------------  ---------------------------

James F. Carlin                 $ 2,217                       $ 72,000
William H. Cunningham*            2,221                         72,100
Ronald R. Dion*                   2,217                         72,000
Charles L. Ladner                 2,333                         75,100
Steven R. Pruchansky*             2,329                         75,000
Norman H. Smith*                  2,440                         78,000
John P. Toolan*                   2,191                         70,250
                               --------                     ----------
Total                           $15,948                       $514,450

      (1)    Compensation is for the fiscal year ended February 28, 2001.

      (2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the calendar year ended December 31, 2000 As of that date, there were sixty-nine funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on thirty four funds.

      (*) As of December 31, 2000, the value of the aggregate accrued deferred compensation from all Funds in the John Hancock fund complex for Mr. Cunningham was $514,062, for Mr. Dion was $80,629, for Ms. McCarter was $179,156 (resigned as of October 1, 1998) for Mr. Pruchansky was $123,670, for Mr. Smith was $182,867 and for Mr. Toolan was $623,506 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.

As of June 4, 2001, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders of record beneficially owned 5% or more of the outstanding shares of the Fund.

                                                             Percentage of Total
Name and Address of Shareholder          Fund                Outstanding Shares
-------------------------------          ----                -------------------

The Investment Incentive Plan            Active Bond                    24.36%
101 Huntington Avenue
Boston MA  02199-7603

The Chase Manhattan Bank                 Active Bond                    33.80%
450 West 33rd Street
New York NY  10001

Manistique Papers, Inc.                  Active Bond                    6.65%
453 S Mackinac Avenue
Manistique, MI

Sterling Trust Company                   Active Bond                    9.23%
FBO SIPEX Tax Deferred Savings Plan
1380 Lawrence Street
Denver CO

Sterling Trust Company                   Active Bond                    6.49%
FBO Arden Group 401 (k)
Retirement Savings Plan
1380 Lawrence Street
Denver CO

Gilbane                                  International Equity           44.16%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

Sterling Trust Company                   International Equity           12.45%
FBO Southern Industrial 401(k) Plan
1380 Lawrence Street
Denver CO

The Investment Incentive Plan            International Equity           18.65%
101 Huntington Avenue
Boston MA 02199-7603

Sterling Trust Company                   International Equity           7.63%
FBO Texon USA, Inc.
Savings Plan for Employees of
Texon USA Inc.
1380 Lawrence Street
Denver CO

Miter & Co                               Independence Diversified Core  7.10%
c/o Marshall & Iisley Trust Co.          Equity Fund II-Class I
P.O. Box 2977
Milwaukee WI  53201

                                                             Percentage of Total
Name and Address of Shareholder     Fund                     Outstanding Shares
-------------------------------     ----                     -------------------

Northern Trust                      Independence Diversified Core        10.79%
FBO AM Castle and Co Pension Plan   Equity Fund II-Class I
P.O. Box 92956
Chicago IL

NABANK                              Independence Diversified Core        6.18%
P.O. Box 2180                       Equity Fund II-Class I
Tulsa OK  74101

Peter Kamin                         Independence Diversified Core        5.50%
Knowles Electronics Inc.            Equity Fund II-Class I
Pension Trust
1151 Maplewood Drive
Itasca IL

Sterling Trust Company              Independence Diversified Core        5.85%
FBO BAO Retirement & Savings Plan   Equity Fund II-Class I
1380 Lawrence Street
Denver CO

Independence Investment Associates  Independence Medium Capitalization   7.65%
53 State Street
Boston MA 02109-2809

Hancock Investment Subsidiaries     Independence Medium Capitalization   14.42%
401K Plan & Trust
Independence Investment Assoc Ttee
53 State Street
Boston MA 02109-2809

Gilbane                             Independence Medium Capitalization   6.91%
7 Jackson Walkway
Providence RI  02903-323

The Investment Incentive Plan       Dividend Performers                  56.09%
101 Huntington Avenue
Boston MA 02199-7603

The Chase Manhattan Bank            Dividend Performers                  11.70%
450 West 33rd Street
New York NY  10001

                                                             Percentage of Total
Name and Address of Shareholder          Fund                Outstanding Shares
-------------------------------          ----                -------------------

Sterling Trust Company               Dividend Performers             11.39%
FBO Texon USA, Inc.
Savings Plan for Employees of
Texon USA Inc.
1380 Lawrence Street
Denver CO

CG Enterprises Inc                   Dividend Performers             7.95%
12001 Guilford Road
Annapolis Junction MD 20701

Liguori Deferred Savings Plan        Dividend Performers             6.81%
Liguori Publications Inc
1 Liguori Drive
Liguori, MO  63057

Gilbane                              Independence Balanced           16.09%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

Sterling Trust Company               Independence Balanced           5.78%
FBO ACP-ASIM A
1380 Lawrence Street
Denver CO

Dan River, Inc.                      Independence Balanced           7.54%
Dan River, Inc.401(K) Plan
917 West Main Street
Danville VA  24541

Sterling Trust Company               Independence Balanced           8.57%
FBO BAO Retirement & Savings Plan
1380 Lawrence Street
Denver CO

The Investment Incentive Plan        Medium Capitalization Growth    32.49%
101 Huntington Avenue
Boston MA 02199-7603

Sterling Trust Company               Medium Capitalization Growth    11.97%
FBO Southern Industrial 401(k) Plan
1380 Lawrence Street
Denver CO

                                                             Percentage of Total
Name and Address of Shareholder       Fund                   Outstanding Shares
-------------------------------       ----                   -------------------

Sterling Trust Company                Medium Capitalization Growth       7.85%
FBO Texon USA, Inc.
Savings Plan for Employees of
Texon USA Inc.
1380 Lawrence Street
Denver CO

Globe Manufacturing Co                Medium Capitalization Growth       6.90%
401K Plan
456 Bedford Street
Fall River MA 02720-4802

Sterling Trust Company                Medium Capitalization Growth       7.72%
FBO SIPEX Tax Deferred Savings Plan
1380 Lawrence Street
Denver CO

Sterling Trust Company                Medium Capitalization Growth       6.21%
FBO One Color Comm 401(k)
Retirement Plan
1380 Lawrence Street
Denver CO

Gilbane                               Small Capitalization Value         55.89%%
Gilbane Profit Sharing Plan
7 Jackson Walkway
Providence RI 02902-3623

The Investment Incentive Plan         Small Capitalization Value         19.45%
101 Huntington Avenue
Boston MA 02199-7603

Sheldon & Co.                         Small Capitalization Value         5.37%
c/o National City Bank
P.O. Box 94984
Cleveland OH  44101

Fidelity Investment Institutional     Small Capitalization Value         11.60%
 Operations Co. As Agent for certain
 employee Benefit plans
100 Magellan Way
Covington KY  41015

The Investment Incentive Plan         Focused Small Cap Growth Fund-     36.00%
101 Huntington Avenue                 Class I
Boston MA 02199-7603

                                                             Percentage of Total
Name and Address of Shareholder     Fund                     Outstanding Shares
-------------------------------     ----                     -------------------

Cape Ann Local Lodge #2654         Focused Small Cap Growth Fund        14.00%
401K Plan                          -Class I
c/o Gloucester Engineering
PO Box 900
Gloucester MA 01931-0900

Manistique Papers, Inc.            Focused Small Cap Growth Fund        5.64%
453 S. Mackinac Avenue             -Class I
Manistique MI.  49854

CG Enterprises Inc                 Focused Small Cap Growth             5.91%
12001 Guilford Road                Fund-Class I
Annapolis Junction MD 20701

Sealol Inc. Retirement and 401(k)  Focused Small Cap Growth             5.77%
EG&G Sealol Inc                    Fund-Class I
15 Pioneer avenue
Warwick, RI

The Chase Manhattan Bank           Focused Small Cap Growth             6.63%
450 West 33rd Street               Fund-Class I
New York NY  10001

Sterling Trust Company             Focused Small Cap Growth             8.73%
FBO ACP-ASIM A                     Fund-Class I
1380 Lawrence St Ste 1400
Denver CO  80204

Sterling Trust Company             Focused Small Cap Growth             7.02%
FBO ARA-Individual Retirement      Fund-Class I
1380 Lawrence St Ste 1400
Denver CO  80204

Sterling Trust Company             Focused Small Cap Growth             5.80%
FBO ACP-ASIM B                     Fund-Class I
1380 Lawrence St Ste 1400
Denver CO  80204


Shareholders of a Fund having beneficial ownership of more than 25% of the shares of a Fund may be deemed for purposes of the Investment Company Act of 1940, as amended, to control that Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other funds and publicly traded investment companies in the John Hancock group of funds as well as retail and institutional privately managed accounts. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years. The Small Capitalization Value Fund is managed by Timothy E. Quinlisk, CFA. Mr. Quinlisk is a Senior Vice President of the Adviser and has managed the Fund since 1998 except between January and March 2000.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses or redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders, meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As of December 14, 2000, with respect to International Equity Fund, the Adviser has entered into a sub-investment management contract (the "Sub-Advisory Agreement") with Nicholas-Applegate under which, subject to the review of the Trustees and the overall supervision of the Adviser, Nicholas-Applegate is responsible for providing the Fund with investment advice. Nicholas-Applegate will also provide the Fund on a continuous basis with economic, financial and political information, research and assistance concerning international markets. Nicholas-Applegate is a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101. Nicholas-Applegate was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. On January 31, 2001, Nicholas-Applegate was acquired by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, comprises the world's largest insurance group (the "Allianz Group"). Allianz Group currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany.

Until December 14, 2000, the Sub-Adviser to the International Equity Fund was Indocam International Investment Services ("IIIS"). IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), 91-93 Boulevard Pasteur, Paris, France 75015, one of the largest financial and industrial groups in Europe. The Sub-Advisory Agreement with IIIS was terminated effective December 14, 2000. Until March 1, 2000, International Equity Fund had another Sub-Adviser, John Hancock Advisers International Limited ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London SWIY 6DF, England. JHAI is a wholly owned subsidiary of the Adviser formed in 1987 to provide investment research and advisory services to U.S. institutional clients. The Sub-Advisory Agreement with JHAI was terminated effective March 1, 2000.

With respect to each Independence Fund, the Adviser has entered into a Sub-Advisory Agreement with Independence Investment LLC. ("Independence") (formerly Independence Investment Associates, Inc. Independence, located at 53 State Street, Boston, Massachusetts 02109, and organized in 1982, is a wholly owned indirect subsidiary of John Hancock Subsidiaries, Inc.

Under each respective Sub-Advisory Agreement, the corresponding Sub-Adviser, subject to the review of the Trustees and the over-all supervision of the Adviser, is responsible for managing the investment operations of the corresponding Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of each Fund.


Funds                                                   Rate
------                                                  ----

Active Bond  Fund                          .50% of average daily net assets up to $1.5 billion
                                           .45% of such assets in excess of $1.5 billion

Small Capitalization Value Fund            .70% of average daily net assets up to $500 million
                                           .65% of such assets in excess of $500 million

Dividend Performers Fund                   .60% of average daily net assets up to $500 million
                                           .55% of such assets in excess of $500 million

Medium Capitalization Growth Fund          .80% of average daily net assets up to $500 million
                                           .75% of such assets in excess of $500 million

Focused Small Cap Growth Fund              .80% of average daily net assets

International Equity Fund                  .90% of average daily net assets up to $500 million
                                           .65% of such assets in excess of $500 million

Balanced Fund                              .70% of the average daily net assets up to $500 million
                                           .65% of such assets in excess of $500 million

Diversified Core Equity Fund II            .50% of the average daily net assets up to $1 billion
                                           .45% of such assets in excess of $1 billion

Medium Capitalization Fund                 .80% of the average daily net assets up to $500 million
                                           .75% of such assets in excess of $500 million

The advisory fees paid by Focused Small Cap Growth Fund and International Equity Fund are greater than those paid by most funds. Due to the added complexity of managing funds with investment strategies similar to these Funds, advisory fees of similar funds tend to be higher than those paid by most funds. Also, the advisory fees paid by Medium Capitalization Fund are greater, but they are comparable to those paid by many investment companies with similar investment objectives and policies.

Under each Sub-Advisory Agreement, the Adviser (not the Fund) pays a portion of its fee to the corresponding Sub-Adviser. Sub-Advisory fees are paid at the following rates: Diversified Core Equity Fund II, 80% of the advisory fee payable on the Fund's average daily net assets; Medium Capitalization Fund, 55% of the advisory fee payable on the Fund's average daily net assets and Balanced Fund, 60% of the advisory fee payable on the Fund's average daily net assets. With respect to International Equity Fund, the Adviser pays Nicholas-Applegate a

Sub-Advisory fee quarterly equal on an annual basis to (i) 0.90% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.65% of the average daily net asset value of the Fund in excess of $500,000,000. From December 14, 2000 until May 11, 2001, the Adviser paid Nicholas-Applegate a Sub-Advisory fee equal to 55% of the gross management fee received by the Adviser with respect to the International Equity Fund's average daily net assets. Until December 14, 2000 with respect to International Equity Fund, the Adviser paid IIIS a Sub-Advisory fee equal to 55% of the gross management fee received by the Adviser with respect to the International Equity Fund's average daily net assets. The Sub-Advisory Agreement with IIIS was terminated effective December 14, 2000. For International Equity Fund, the Adviser also paid JHAI a Sub-Advisory fee equal to 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and 90% of the advisory fee payable on the Fund's assets exceeding $500 million. JHAI agreed to waive all but 0.05% of this fee beginning January 1, 2000. The Sub-Advisory Agreement with JHAI was terminated effective March 1, 2000.

For the period ended February 28, 1999, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 28, 1999, the Adviser received $3,095, $69,056, $189,004, $511,989,
$2,716,529 and $20,569 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.

For the period ended February 29, 2000, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 29, 2000, the Adviser received $2,775, $42,132, $89,049, $479,968,
$2,710,449 and $31,290 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.


For the period ended February 28, 2001, the Adviser waived the entire investment management fee for all Funds except Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund. For the period ended February 28, 2001, the Adviser received $123,547, $29,197, $154,799, $352,005,
$1,707,364 and $70,479 after expense limitation from Small Capitalization Value Fund, Dividend Performers Fund, Medium Capitalization Growth Fund, Balanced Fund, Diversified Core Equity Fund II and Medium Capitalization Fund, respectively.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit. The Adviser has agreed to limit the Funds' expenses as follows: Active Bond 0.60%; Dividend Performers 0.70%; Medium Capitalization Growth 0.90%; Small Capitalization Value 0.80%; Focused Small Cap Growth (excluding transfer agent expenses) 0.85%; International Equity 1.00%; Diversified Core Equity II 0.70%; Medium Capitalization 1.00% and Balanced Fund 0.90%.

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Advisers or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for a Fund or for other funds or clients for which the Adviser or Sub-Advisers render investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, Sub-Advisers or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to each Advisory Agreement, where applicable, Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which their respective Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreement.

Under each Advisory Agreement, each Fund may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Sub-Advisory Agreement of each Independence Fund, each Independence Fund may use the name "Independence" or any name derived from or similar to it only for as long as the Sub-Advisory Agreement is effect. When the Sub-Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use any name indicating that it is advised by or otherwise connected with Independence. In addition, Independence or the Life Company may grant the non-exclusive right to use the name "Independence" or any similar name to any other corporation or entity, including but not limited to any investment company of which Independence or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement, the Sub-Advisory Agreements and the Distribution Agreement was approved by all of the Trustees in June of 2001. With respect to International Equity Fund, on December 12, 2000, the Trustees approved the termination of IIIS as Sub-Adviser and appointed Nicholas-Applegate as Sub-Adviser effective December 14, 2000. This appointment was approved by International Equity Fund's shareholders on April 25, 2001. The Advisory Agreement, the Sub-Advisory Agreements and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each of these Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended February 28, 1999, February 29, 2000 February 28, 2001, the Fund paid the Adviser the following for services under this Agreement: Balanced Fund $12,152, $13,666 and $10,633, Medium Capitalization Fund $1,587, $2,048 and $2,759, Diversified Core Equity Fund II $84,538, $98,578 and $64,547, Active Bond Fund $858, $902 and $1,045, Dividend
Performers Fund $3,109, $3,096 and $2,436, Medium Capitalization Growth Fund $5,047, $3,853 and $5,315, Small Capitalization Value Fund $1,235, $2,289 and $5,168, Focused Small Cap Growth Fund $352, $752 and $1,491 and International Equity Fund $1,324, $1,587 and $1,913.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Funds also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser and its affiliates and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement with John Hancock Funds. Under the Agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. These Selling Brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Funds which are continually offered at net asset value next determined.

SALES COMPENSATION

As part of its business strategy, John Hancock Funds may pay compensation to financial services firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your financial representative.

John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Broker who sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

In addition, from time to time, John Hancock Funds, at its expense, may provide significant additional compensation to financial services firms in connection with the sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other financial services firms-sponsored events or activities. From time to time, John Hancock Funds may make expense reimbursements for special training of a financial services firm's registered representatives and other employees in group meetings. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees, may be offered to the extent not prohibited by law or any self-regulatory agency, such as the NASD.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern Time) by dividing the net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES


Shares of the Funds may be purchased or redeemed through certain broker-dealers or Service Agents ("Brokers"). Brokers may charge for their services or place limitations on the extent to which you may use the services of the Funds. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, receives the order. If a broker is an agent or designee of the Fund, orders are processed at the NAV next calculated after the broker receives the order. The broker must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some brokers that maintain nominee accounts with the Funds for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing and/or distribution services they provide with respect to the underlying Fund shares. John Hancock Funds, Inc. (the Fund's principal distributor), is responsible for paying these fees.


SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. Each Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, each Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of that period.

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of eleven series of which nine series are described herein. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. Effective October 1, 1999, the Trustees authorized the issuance Class P shares for Independence Diversified Core Equity Fund II. Existing shares of the Fund were designated "Class I" shares. Class P shares are discussed in a separate Statement of Additional Information. Effective November 15, 2000, the Trustees authorized the issuance of Class A, Class B, and Class C shares for Focused Small Cap Growth Fund. Existing shares of Focused Small Cap Growth Fund were designated "Class I" shares. Class A, Class B and Class C shares are discussed in a separate Statement of Additional Information.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Trust are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Each Fund's shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

A Fund reserves the right to reject any application which conflicts with a Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Brokers of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A Foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes, has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends, under normal circumstances, to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options and futures, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years.

If a Fund invests (either directly or through depository receipts such as ADRs, GDRs or EDRs) in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Funds would not be able to pass through to their respective shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Funds to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its investments in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the current investment strategy of the Adviser and Subadvisers and whether the Adviser and the Subadvisers believes it to be in the best interest of the Funds to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in a Fund's portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege), in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Also, any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

The Funds reserve the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. Although each Fund's present intention is to distribute all net capital gains, if any, the Fund will not in any event distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by such Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his Fund shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains of that Fund, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders. As of February 28, 2001, Active Bond Fund had a capital loss carryforwards of $49,819 and $79,391 which will expire in 2008 and 2009, respectively. Focused Small Cap Growth Fund had a capital loss carryforwards of $332,423 which will expire in 2009. International Fund had a capital loss carryforwards of $636,448 which will expire in 2009. The remaining Funds do not have any capital loss carryforwards.

For purposes of dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the applicable Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Each Fund that invests in securities of foreign issuers may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the United States may reduce or eliminate such taxes. With respect to each Fund, other than International Equity Fund, because more than 50% of the Fund's total assets at the close of any taxable year will not consist of stock or securities of foreign corporations, the Funds will not be able to pass such taxes through to their shareholders, who in consequence will not include any portion of such taxes in their incomes and will not be entitled to tax credits or deductions with respect to such taxes. However, such Funds will be entitled to deduct such taxes in determining the amounts they must distribute in order to avoid Federal income tax. If more than 50% of the value of the total assets of International Equity Fund at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received, and
(ii) treat such respective pro rata portions as foreign taxes paid by them.

If the election is made, shareholders of the International Equity Fund may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to holding period requirements and other limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by International Equity Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from International Equity Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that International Equity Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

Each Fund that invests in zero coupon securities or certain PIK or increasing rate securities and any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) accrues income on such securities prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions, may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. Each Fund must distribute, at least annually, all or substantially all of its net income and net capital gains, including such accrued income or gain, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow cash, to satisfy these distribution requirements.

Active Bond Fund and Small Capitalization Value Fund may invest in debt obligations that are in the lower rating categories or are unrated, including debt obligations of issuers not currently paying interest as well as issuers who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by Active Bond Fund and Small Capitalization Value Fund in the event they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as regulated investment companies and to avoid becoming subject to Federal income or excise tax.

The Federal income tax rules applicable to certain structured or hybrid securities, currency swaps, interest rate swaps, caps, floors and collars, and possibly other investments or transactions are or may be unclear in certain respects, and each Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

With respect to each Fund that may enter into foreign currency positions, forwards, futures and options transactions, limitations imposed by the Code on regulated investment companies may restrict the Funds' ability to enter into options, futures, foreign currency positions, and forward foreign currency contracts.

Certain options, futures and forward foreign currency contracts undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or in the case of certain foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, futures contract, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Funds' distributions to shareholders. A Fund will also take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to minimize any potential adverse tax consequence.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to a non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and unless an effective IRS Form W-8, Form W-8BEN, or other authorized withholding certificate on file, to 31% back up withholding on certain other payments from the Fund. Non U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Funds anticipate that, provided that the Funds qualify as regulated investment companies under the Code, they will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Yield
-----


For the 30-day period ended February 28, 2001, the yield of Active Bond Fund was 5.93%.


A Fund's yield is computed by dividing its net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

                                               6
                  Yield = 2 ( [ ( a - b ) + 1 ] - 1 )
                                 -------
                                   cd

Where:
         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV).

Total Return
------------
The average annual total return for the 1 year and life of that Fund for the period ended February 28, 2001 is as follows:


                                      One Year Ended  Commencement of Operations
                                    February 28, 2001    to February 28, 2001
                                    ----------------- --------------------------

Active Bond Fund                           13.11%            7.83%  (c)
Small Capitalization Value Fund           -10.14%           21.93%  (d)
Dividend Performers Fund                    2.94%           15.42%  (c)
Medium Capitalization Growth Fund         -38.23%           12.87%  (e)
Focused Small Cap Growth Fund             -50.27%           11.63%  (b)
International Equity Fund                 -34.85%            2.01%  (c)
Balanced Fund                               3.13%           10.93%  (f)
Diversified Core Equity Fund II            -2.68%           16.76%  (a)
Medium Capitalization Fund                 13.14%           16.67%  (g)

  (a) Commencement of operations, March 10, 1995.
  (b) From commencement of operations, May 2, 1996.
  (c) Commencement of operations, March 30, 1995.
  (d) Commencement of operations April 19, 1995.
  (e) Commencement of operations, April 11, 1995.
  (f) Commencement of operations, July 6, 1995.
  (g) From commencement of operations, October 2, 1995.

A Fund's total return is computed by finding the average annual compounded rate of return over the indicated period that would equate the initial amount invested to the ending redeemable value according to the following formula:


                      n _____
                 T = \ /ERV/P - 1

Where:

         P   =    a hypothetical initial investment of $1,000.
         T   =    average annual total return.
         n   =    number of years.
         ERV =    ending redeemable value of a hypothetical $1,000
                  investment made at the beginning of the one year and life of fund periods.

This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period.

From time to time, in reports and promotional literature, a Fund's total return will be ranked or compared to indices of mutual funds and bank deposit vehicles. Such indices may include Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets and total return on equity mutual funds in the United States, as well as those published by Frank Russell, Callan Associates, Wilshire Associates and SEI.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as Money magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, and Barron's, Pensions & Investments and Institutional Investor may also be utilized. The Funds' promotional and sales literature may make reference to a Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of any Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities of the Funds are made by officers of the Adviser pursuant to recommendations made by an investment policy committee of the Adviser, which consists of officers and directors of the Adviser, corresponding Subadviser (if applicable), officers and Trustees who are interested persons of the Trust. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the officers of the Trust, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.


To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser and corresponding Subadviser (if applicable) of the Funds. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser and corresponding Subadviser (if applicable). The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Subadviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. Similarly, research information and assistance provided to a Subadviser by brokers and dealers may benefit other advisory clients or affiliates of such Subadviser. The Funds will not make any commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser, in connection with the corresponding Subadviser (if applicable), will be primarily responsible for the allocation of the Funds' brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Trustees. For the fiscal years ended on February 28, 1999, February 29, 2000 and February 28, 2001, the Funds paid negotiated brokerage commissions in the amount as follows: Independence Diversified Core Equity Fund II $559,111, $711,968 and $472,331, Independence Medium Capitalization Fund $8,985, $16,377 and $26,148, Independence Balanced Fund $49,743, $51,745 and $47,389, Dividend Performers Fund $32,953, $22,210 and $24,294, Medium Capitalization Growth Fund $96,224, $51,580 and $54,895, Small Capitalization Value Fund $39,784, $42,422
and $82,735, International Equity $38,053, $62,440 and $98,834, Focused Small Cap Growth Fund $5,313, $9,166 and $16,301. Active Bond Fund had no negotiated brokerage commissions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended February 28, 2001, Dividend Performers Fund, Medium Capitalization Growth Fund, Small Capitalization Value Fund, Focused Small Cap Growth and Diversified Core Equity Fund II directed commissions in the amount of $750, $24,730, $20,734, $3,582 and $74,236, respectively to compensate brokers for research services such as industry, economics and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). Credit Agricole, IIIS parent, has several affiliates engaged in the brokerage business in Europe and Asia: Credit Agricole Indosuez Cheuvreux; CPR Action (ex-Schelcher Prince Cheuvreux de Virieu International Ltd), London; Cheuvreux de Virieu, Nordic AB, Stockholm, Cheuvreux de Virieu, Espana, Madrid, Credit Agricole Indosuez Cheuvreux Deutschland GMBH, Frankfourt/ Main; Caboto Sim in Italy; Carr Securities; Carr Futures SNC. (Paris) and Carr Futures PTE, Singapore (all "Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the fiscal years ending February 28, 1999, February 29, 2000 and from the period from March 1, 2000 to December 12, 2000, the Fund did not execute any portfolio transactions with Affiliated Brokers.


Signator may act as broker for the Funds on securities or commodities exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Funds, the Adviser, the corresponding Subadviser (if applicable) or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, and the corresponding Subadviser (if applicable), have, as investment advisers to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other clients managed by it in order to obtain best execution.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings s frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., John Hancock Way, Suite 1001, Boston, MA 02217-1001, a wholly-owned indirect subsidiary of the Life Company is the transfer and dividend paying agent for each Fund. Each Fund pays Signature Services a fee of 0.05% of its average daily net assets plus certain out-of-pocket expenses.


CUSTODY OF PORTFOLIO

Portfolio securities of International Equity Fund are held pursuant to a Master Custodian Agreement, as amended, between the Adviser and State Street Bank and Trust Company, 200 Berkeley Street, Boston, Massachusetts 02116. Portfolio securities of the other Funds are held pursuant to a Master Custodian Agreement, as amended, between the Adviser and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the Master Custodian Agreements, Investors Bank & Trust Company and State Street Bank and Trust Company perform custody, portfolio and fund accounting services for their respective Funds.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP audits and renders opinions on the Funds' annual financial statements and reviews the Funds' annual Federal income tax returns.

APPENDIX A

Description of Securities Ratings1

Moody's Investors Service, Inc.


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

--------
1 The ratings described here are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise these ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent those which would be given to these securities on the date of a Fund's fiscal year-end.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-I or P-1 repayment ability will often be evidenced by the following characteristics:

         _        Leading market positions in well established industries.

         _        High rates of return on funds employed.

         _ Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         _ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         _ Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Ratings Group

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Saving & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits, being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
********

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. A Portfolio is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2001 Annual Report to Shareholders for the year ended February 28, 2001; (filed electronically on April 30, 2001, accession number 0000928816-01-500082) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Institutional Series Trust (file nos. 33-86102 and 811-8852).

John Hancock Institutional Series Trust
    John Hancock Active Bond Fund
    John Hancock Dividend Performers Fund
    John Hancock Medium Capitalization Growth Fund
    John Hancock Small Capitalization Value Fund
    John Hancock Focused Small Cap Growth Fund
    John Hancock International Equity Fund
    John Hancock Independence Diversified Core Equity Fund II
    John Hancock Independence Medium Capitalization Fund
    John Hancock Independence Balanced Fund

    Statement of Assets and Liabilities as of February 28, 2001 (audited). Statement of Operations for the year ended February 28, 2001 (audited). Statement of Changes in Net Asset for each of the two years in the period ended February 28, 2001 (audited).
    Financial Highlights for each of the 5 years in the period ended February
      28, 2001 (audited).
    Schedule of Investments as of February 28, 2001 (audited).
    Notes to Financial Statements.
    Report of Independent Auditors.

The latest report from your
Fund's management team

ANNUAL REPORT

Institutional Series Trust

Independence Balanced Fund

Independence Diversified Core Equity Fund II

Independence Medium Capitalization Fund

FEBRUARY 28, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents
                                                                      Page

1) CEO Corner                                                            3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio managers or portfolio management teams through the end of each Fund's period discussed in this report. Of course, the managers' or teams' views are subject to change as market and other conditions warrant.

   John Hancock Independence Balanced Fund                               4
   John Hancock Independence Diversified Core Equity Fund II             7
   John Hancock Independence Medium Capitalization Fund                 10

3) Financial Statements                                                 13

4) Notes to Financial Statements                                        33


TRUSTEES

Stephen L. Brown
James F. Carlin*
William H. Cunningham
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
William L. Braman
Executive Vice President and
Chief Investment Officer
Richard A. Brown
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Senior Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER

Independence Investment Associates, Inc.
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109

INDEPENDENT AUDITORS

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR FELLOW SHAREHOLDERS:

The stock market brought investors back to earth in 2000 after a run of nine consecutive years of positive stock-market results. The first two months of 2001 have been equally sobering. Investors have grown increasingly worried about the slowing economy and declining corporate earnings. High-priced growth stocks have been the hardest hit. Technology stocks, which got pounded in 2000, went into another free fall in February, sending the NASDAQ Composite Index down 54% by the end of February from its near-high a year ago. While the broad stock market has remained volatile, and in negative territory year-to-date, bonds have done well in response to falling interest rates.

The year 2001 finds us with lingering uncertainties, a new U.S.
president and new possibilities. Questions remain about how successful the Federal Reserve will be in preventing a recession. Even though the Fed remains a key force impacting financial markets, we are also watching Washington, D.C. as President George W. Bush attempts to enact tax cuts.

This market environment serves to highlight the importance of having a diversified portfolio and maintaining a long-term perspective, particularly during tempestuous market times, to avoid making emotional, perhaps costly, investment decisions. Now could be a good time to connect with your investment professional for some insight and advice.

In addition to reviewing your investments, this is also a good time to speak to your investment professional about tax-planning strategies. As you pay this year's taxes and look ahead, there are a variety of options to consider for minimizing and deferring tax payments -- in an effort to maximize results. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JAY C. LEU,
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Stock market loses ground as the economy slows; bonds rally

What a difference a year makes. After starting off on a euphoric note, technology and telecommunications stocks suffered painful losses during the past 12 months due to their inability to meet inflated expectations supporting extreme valuations as the economy slowed. As a result, many under-appreciated and undervalued sectors -- including utility, health-care and financial stocks -- sprung back to life to become the market's best performers. That said, even the best performers were somewhat hampered by worries over the economy. Bonds, meanwhile, got a lift from expanding optimism that the Federal Reserve would lower interest rates to veer the economy away from recession. Investors got what they wanted in January when the Fed lowered interest rates by a full percentage point. During the period, Treasury securities were far and away the best performers, thanks to both optimism over interest-rate cuts and buybacks of outstanding Treasury debt. Corporate bonds lagged their Treasury counterparts as investors worried about corporate profitability.

"Expectations
 for falling
 interest
 rates fueled
 bonds during
 much of the
 period..."

[Pie chart at bottom left-hand column with heading "Portfolio
Diversification." The chart is divided into three sections (from top to left): U.S. Government & Agencies 14%, Corporate Bonds 23% and Common Stock 63%. A note below the chart reads "As a percentage of net assets on February 28, 2001."]

Fund performance

For the 12-month period ended February 28, 2001, John Hancock Independence Balanced Fund posted a total return of 3.13%, at net asset value, compared with the average balanced fund's 2.29% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned 2.50%. For historical performance information, see page six.

Most of the Fund's outperformance was the result of security selection. The change in market sentiment rewarded our ongoing commitment to the stocks of companies selling at reasonable prices and with expectations for solid earnings growth. Our asset allocation remained neutral throughout much of the period, with a relatively constant 60% stake in stocks and 40% in bonds. In late January 2001, we increased our weighting in equities to around 65% while paring back our stake in fixed-income investments to 35% in anticipation that past and potential interest-rate cuts eventually will boost corporate profitability.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 3.13% total return for John Hancock Independence Balanced Fund. The second bar represents the 2.29% total return for Average balanced fund. The third bar represents the 2.50% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Stocks: Leaders and laggards

Several financial stocks were important contributors to the Fund's performance, with merger participants AXA Financial and J.P. Morgan Chase among our best performers. Fannie Mae and FleetBoston Financial also posted strong gains. Within the health-care sector, eye-care specialist Allergan and drug companies Warner-Lambert and Johnson & Johnson topped our list. Rising oil and natural gas prices, coupled with a colder than normal winter, benefited holdings such as El Paso Energy, Duke Energy and Dominion Resources.

The combination of our disciplined approach to valuation and our analysts' accurate forecast that personal computer sales would be slower than expected allowed us to avoid several major blow-ups among computer companies, notably Gateway and Apple. Despite the fact that the Fund had a smaller exposure to technology than many of its peers, we weren't able to completely avoid the sector's downturn, and holdings such as Intel and Cisco Systems were disappointments. We remained focused exclusively on companies that have strong growth prospects, a sustainable business model, superior management and excellent strategic positioning.

"In our view,
 the pressure
 on U.S.
 corporate
 earnings will
 continue
 this year,
 but will ease
 in 2002."

Bonds soar

Expectations for falling interest rates fueled bonds during much of the period, while actual interest-rate cuts in January 2001 provided an added boost for their performance. We continued to maintain a relatively light stake in Treasuries, focusing instead on higher-yielding corporate and mortgage bonds. After lagging their Treasury counterparts due to concerns about the economy and corporate profits, corporate bonds perked up in January and February. Fortunately, we avoided some of the poorer performers in the telecommunications group, which was a plus for performance.

Outlook

In our view, the pressure on U.S. corporate earnings will continue this year, but will ease in 2002. Our forecast calls for the U.S. economy to grow at an annual rate of 1.8% in 2001, slowing significantly from the 5% annual pace we enjoyed in 2000. Beyond that, however, we think economic growth will pick up again thanks to falling interest rates and lower energy prices. While the U.S. and Asia are slowing significantly, conditions in Europe look more stable and will provide a much-needed balance to the global picture. As for the fixed-income markets, we believe that corporate bonds will outpace their Treasury counterparts as investors anticipate a strengthening economy and improved profitability.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001
                                                                       SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR         YEAR     (7/6/95)
                                               -----        -----      -------
Cumulative Total Returns                        3.13%       62.70%      79.65%
Average Annual Total Returns(1)                 3.13%       10.22%      10.93%

YIELD

As of February 28, 2001
                                             SEC 30-DAY
                                               YIELD
                                             ----------
John Hancock Independence Balanced Fund(1)      2.28%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $490,939 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $449,126 as of February 28, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Slowing economy sinks growth stocks

The past year was a difficult one for many investors, as the raging bull market that made equity investments so rewarding for so long finally took a sustained break. The tide turned near the beginning of the Fund's reporting period in March 2000, when valuations in the technology, media and telecommunications sectors reached excessive proportions amid continuing hikes in short-term interest rates by the Federal Reserve Board. A sharp two-month correction was followed by a recovery over the summer that was driven by still-robust economic growth and a sense that interest rates had reached a plateau. Sectors with a reputation for dependable earnings, such as financial services, health care and consumer staples, came to the fore, as investors began to anticipate slowing growth due to the Fed's rate increases.

[Table at bottom left-hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 5.1%, the second is Pfizer 3.6%, the third ExxonMobil 3.5%, the fourth Citigroup 3.2% and the fifth Microsoft 2.9%. A note below the table reads "As a percentage of net assets on February 28, 2001."]

The last half of the period brought a deluge of bad news about the economy and corporate earnings. Of particular concern was a sharp drop in consumer confidence, since consumer spending accounts for roughly two-thirds of the U.S. economy. The speed of the slowdown appeared to surprise even Fed Chairman Alan Greenspan. On January 3, 2001, in a rare move that occurred between its regularly scheduled meetings, the Fed trimmed interest rates by a half-point. This was followed by a second half-point cut on the last day of January, and more reductions were expected in the months to come.

"Financial
 stocks were
 one area of
 strength for
 the Fund..."

Performance summary

For the 12 months ended February 28, 2001, John Hancock Independence Diversified Core Equity Fund II had a total return of --2.68% at net asset value, compared with --8.19% for the S&P 500 Index. Value stocks were the place to be during the retrenchment in growth shares. The Fund incorporates both value and growth elements in its decision process, seeking undervalued stocks of companies with improving fundamentals. During the difficult investment environment of the past year, the value component of our approach proved especially helpful, enabling the Fund to outperform the S&P 500 Index. On the other hand, the Fund finished behind the 6.63% return of the average large-cap value fund tracked by Lipper, Inc. Historical performance can be found on page nine.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 3% with -9% at the bottom and 12% at the top. The first bar represents the -2.68% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the 6.63% total return for Average large-cap value fund. The third bar represents the -8.19% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Financial stocks were one area of strength for the Fund, exemplified by the performance of Citigroup and Hartford Financial. Citigroup benefited from its diversified revenue stream, which includes insurance, brokerage and asset management, as well as traditional banking services. In addition, the company has an outstanding management team. Hartford Financial also was a strong performer, buoyed by improving earnings due to an upturn in prices for property-casualty insurance.

In the consumer staples sector, Philip Morris made the list of most positive contributors. Although still beset by smoking-related lawsuits, the company seems to have passed the "peak point of worry" on that subject and continued to post impressive earnings. The stock of off-price retailer TJX made a comeback after being beaten down earlier in the period. As with many other positive contributors this time, investors liked the company for its solid management and consistent earnings growth.

"Despite a
 slowing
 economy and
 near-term
 earnings
 uncertainty,
 we are still
 finding good
 values."

Technology and telecommunications names dominated the list of biggest detractors. Marquee names like Cisco Systems, Intel and Microsoft were derailed by a slowing economy and the growth stock meltdown. They remain great long-term investments, but even great investments have occasional periods of underperformance, as these stocks clearly did. In the telecommunications sector, WorldCom was hurt by weak long-distance pricing as well as the abandonment of its plans to merge with Sprint. We sold WorldCom before its decline accelerated late in the period.

Outlook

Despite a slowing economy and near-term earnings uncertainty, we are still finding good values. Looking at the big picture, the Fed's willingness to lower interest rates and President Bush's tax-cut initiative should help the economy avoid prolonged stagnation.
Additionally, corporate inventory control systems are much better than they used to be, and the lack of excessive inventory buildup should help to keep the slowdown in check.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001
                                                                         SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR        YEARS    (3/10/95)
                                               -----        -----    ---------
Cumulative Total Returns                       (2.68%)      93.48%     152.45%
Average Annual Total Returns(1)                (2.68%)      14.11%      16.76%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $704,194 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $631,115 as of February 28, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Economy slows but mid caps buck downtrend

The past 12 months saw an important top in the major stock indexes and an economy that moved with astonishing speed from robust growth to virtual stagnation. While most of the popular averages peaked near the beginning of the period, the economic slowdown began in earnest in the fall, when industrial production, retail sales, consumer confidence and other measures of economic activity headed south with a vengeance. At the same time, a slew of high-profile large-cap companies issued earnings warnings. By New Year's Day the economy, which turned in a healthy annual growth rate of roughly 5.0% in the second quarter of 2000, had virtually ground to a halt.

"Financial
 services,
 health care
 and energy
 were some
 of the
 strongest
 sectors..."

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Concord EFS 2.0%, the second is DST Systems 1.9%, the third Noble Drilling 1.9%, the fourth SunGard Data Systems 1.9% and the fifth Waters 1.9%. A note below the table reads "As a percentage of net assets on February 28, 2001."]

Fortunately, the Federal Reserve Board responded promptly to the situation. In December, the Fed moved from a tightening bias to an easing bias while leaving interest rates unchanged. By early January, however, the Fed had seen enough, and the central bank lowered short-term interest rates by a half-point. This move underscored the urgency of the situation because it came between regularly scheduled meetings of the Fed's Open Market Committee. At the end of January, the Fed implemented another half-point decrease, with more expected in the coming months. Bracketed by these favorable monetary events, many stocks made mild recoveries in January. After the second rate cut, however, stocks faltered badly, ending the period on a weak note.

In a reversal of previous periods, value stocks trounced growth shares. Moreover, mid-cap stocks withstood the forces of economic deceleration relatively well due to the fact that they represented better values than stocks of other capitalizations. Another reason for their relative outperformance was the tendency of fund managers who were selling richly valued large-cap stocks to rotate money into the mid-cap market.

[Bar chart at top of left-hand column with heading "Fund Performance."
Under the heading is a note that reads "For the year ended February 28, 2001." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 13.14% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the 18.78% total return for Average multi-cap value fund. The third bar represents the 8.93% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock
Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Performance summary

Aided by these favorable factors, the Fund was able to post a double-digit positive return for the period. For the 12 months ended February 28, 2001, John Hancock Independence Medium Capitalization Fund had a total return of 13.14% at net asset value, well ahead of the Standard & Poor's MidCap 400 Index, which returned 8.93%. On the other hand, the Fund trailed the 18.78% return of the average multi-cap value fund monitored by Lipper, Inc. Historical performance can be found on page 12. Given our core management style, which emphasizes undervalued stocks of companies with improving fundamentals, we include both growth and value parameters in our decision process. It is therefore not surprising that the Fund's returns fell between the value-oriented Lipper average and the more growth-sensitive S&P 500 Index.

Financial services, health care and energy were some of the strongest sectors during the period. Washington Mutual, a savings and loan, was helped by investors' desire for stable earnings growth and the expectation that interest rates would decline. In health care, Forest Laboratories merited mention for stronger-than-expected sales of its antidepressant drug, Celexa. Health Management Associates, Allergan, Lincare Holdings, Waters Corp., MedImmune and Cardinal Health Systems were other health-care stocks clustered near the top of our performance list. Energy stocks Anadarko Petroleum and Apache Corp. both benefited from their sensitivity to surging natural gas prices. Furthermore, investors liked Anadarko's recent merger with Union Pacific Resources because of the potential for lower costs and increased production.

"...the mid-
 cap segment
 retains its
 valuation
 advantage
 over large
 caps."

On the downside, biotechnology holding Biogen collapsed during the technology meltdown despite its solid fundamentals. Various segments of technology also were well represented on our list of detractors, including Vitesse Semiconductor (semiconductors), Adobe Systems, Veritas Software and Citrix Systems (software), Jabil Circuit (semiconductor contract manufacturer), and Brocade Communications (network provider).

Outlook

We are cautiously optimistic about the coming year. While the next few months could be bumpy, as the economy struggles to stabilize itself, the prospect of improving corporate earnings growth later in the year augurs well for stocks. Overall, the mid-cap segment retains its valuation advantage over large caps. Furthermore, aggressive easing of monetary policy by the Fed and the tax-cut initiative being championed by President Bush should be additional positive influences. We will continue to implement our disciplined methodology, searching for stocks with the optimal combination of reasonable valuations and strong growth prospects.



A LOOK AT PERFORMANCE

For the period ended February 28, 2001
                                                                         SINCE
                                                 ONE         FIVE    INCEPTION
                                                YEAR        YEARS    (10/2/95)
                                               -----        -----    ---------
Cumulative Total Returns                       13.14%      109.83%     130.20%
Average Annual Total Returns(1)                13.14%       15.98%      16.67%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

(1) The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $250,000 INVESTMENT...

The chart below shows how much a $250,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $250,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's Midcap 400 Index and is equal to $618,730 as of February 28, 2001. The second line represents the value of the hypothetical $250,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $575,491 as of February 28, 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
February 28, 2001
------------------------------------------------------------------------------------------------------------
                                                                        INDEPENDENCE            INDEPENDENCE
                                                  INDEPENDENCE      DIVERSIFIED CORE   MEDIUM CAPITALIZATION
                                                 BALANCED FUND        EQUITY FUND II                    FUND
                                             -----------------     -----------------     -----------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $19,520,827,
$115,447,422 and $13,485,265,
respectively)                                      $22,532,889          $145,777,134           $14,758,260
Corporate bonds (cost -- $7,880,227,
none and none, respectively)                         8,152,803                    --                    --
U.S. government and agencies securities
(cost -- $5,140,733, none and none,
respectively)                                        5,176,652                    --                    --
Joint repurchase agreement (cost --
$2,605,000, $43,000 and $491,000,
respectively)                                        2,605,000                43,000               491,000
Corporate savings account                                1,203                   981                   901
                                             -----------------     -----------------     -----------------
                                                    38,468,547           145,821,115            15,250,161
Receivable for investments sold                      1,660,580             1,125,628                    --
Receivable for shares sold                                  --                 3,745                    --
Dividends and interest receivable                      178,921               213,436                15,368
Other assets                                             6,738                49,837                 1,170
                                             -----------------     -----------------     -----------------
Total Assets                                        40,314,786           147,213,761            15,266,699
                                             -----------------     -----------------     -----------------
Liabilities:
Payable for investments purchased                    4,545,491                    --               336,526
Payable for shares repurchased                           5,392                11,223                 2,868
Dividends payable                                           82                    --                    --
Payable to John Hancock Advisers, Inc.
and affiliates                                          78,450                69,832                10,249
Accounts payable and accrued expenses                   48,749               138,010                35,681
                                             -----------------     -----------------     -----------------
Total Liabilities                                    4,678,164               219,065               385,324
                                             -----------------     -----------------     -----------------
Net Assets:
Capital paid-in                                     32,504,739            98,525,826            13,636,250
Accumulated net realized gain (loss) on
investments                                           (325,419)           17,957,802               (31,070)
Net unrealized appreciation of
investments                                          3,320,557            30,329,712             1,272,995
Undistributed net investment income                    136,745               181,356                 3,200
                                             -----------------     -----------------     -----------------
Net Assets                                         $35,636,622          $146,994,696           $14,881,375
                                             =================     =================     =================
Net Asset Value Per Share:
(Based on 3,745,109, 16,501,448 and
1,264,191 shares, respectively, of
beneficial interest outstanding --
unlimited number of shares authorized
with no par value)                                       $9.52                 $8.91                $11.77
==========================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February
28, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Operations
Year ended February 28, 2001
------------------------------------------------------------------------------------------------------------
                                                                        INDEPENDENCE            INDEPENDENCE
                                                  INDEPENDENCE      DIVERSIFIED CORE   MEDIUM CAPITALIZATION
                                                 BALANCED FUND        EQUITY FUND II                    FUND
                                             -----------------     -----------------   ---------------------
Investment Income:
Dividends (net of foreign withholding
tax of $1,198, $22,758 and $284,
respectively)                                         $391,928            $4,017,103              $157,152
Interest (including income on
securities loaned of $528, $16,469 and
$231, respectively)                                  1,366,257               340,928                32,155
                                             -----------------     -----------------     -----------------
                                                     1,758,185             4,358,031               189,307
                                             -----------------     -----------------     -----------------
Expenses:
Investment management fee                              360,931             1,707,364               117,265
Custodian fee                                           35,326               150,362                26,107
Transfer agent fee                                      25,781               170,736                 7,329
Auditing fee                                            25,225                32,450                17,500
Accounting and legal services fee                       10,633                64,547                 2,759
Printing                                                 9,574                10,239                 6,970
Miscellaneous                                            3,687                23,141                   866
Trustees' fees                                           1,189                 9,057                   685
Legal fees                                                 662                 3,448                   111
Organization expense                                       647                    39                 1,017
Registration and filing fees                                --               108,497                12,712
Interest expense                                            --                 1,199                   166
                                             -----------------     -----------------     -----------------
Total Expenses                                         473,655             2,281,079               193,487
                                             -----------------     -----------------     -----------------
Less Expense Reductions                                 (8,926)                   --               (46,786)
                                             -----------------     -----------------     -----------------
Net Expenses                                           464,729             2,281,079               146,701
                                             -----------------     -----------------     -----------------
Net Investment Income                                1,293,456             2,076,952                42,606
                                             -----------------     -----------------     -----------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                3,773,845            76,477,429             1,811,066
Change in net unrealized appreciation
(depreciation) of investments                       (2,214,398)          (61,720,858)             (232,293)
                                             -----------------     -----------------     -----------------
Net Realized and Unrealized Gain on
Investments                                          1,559,447            14,756,571             1,578,773
                                             -----------------     -----------------     -----------------
Net Increase in Net Assets Resulting
from Operations                                     $2,852,903           $16,833,523            $1,621,379
                                             =================     =================     =================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENCE                           INDEPENDENCE DIVERSIFIED
                                                    BALANCED FUND                              CORE EQUITY FUND II
                                        ---------------------------------------     ---------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001     FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------     -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $1,707,102            $1,293,456            $3,100,403            $2,076,952
Net realized gain on investments
sold                                            4,213,547             3,773,845            66,562,963            76,477,429
Change in net unrealized
appreciation (depreciation) of
investments                                    (4,011,488)           (2,214,398)          (53,039,312)          (61,720,858)
                                        -----------------     -----------------     -----------------     -----------------
Net Increase in Net Assets from
Operations                                      1,909,161             2,852,903            16,624,054            16,833,523
                                        -----------------     -----------------     -----------------     -----------------
Distributions to Shareholders:*
Dividends from net investment
income                                         (1,773,614)           (1,361,734)           (3,143,693)           (2,263,269)
Distributions from net realized
gain on investments sold                       (4,431,308)           (5,809,948)          (54,986,456)          (87,327,788)
                                        -----------------     -----------------     -----------------     -----------------
Total Distributions to
Shareholders                                   (6,204,922)           (7,171,682)          (58,130,149)          (89,591,057)
                                        -----------------     -----------------     -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                    17,378,820            16,398,287           138,388,241            95,730,680
Shares issued to shareholders in
reinvestment of distributions                   6,205,436             7,176,062            58,111,697            89,504,771
                                        -----------------     -----------------     -----------------     -----------------
                                               23,584,256            23,574,349           196,499,938           185,235,451
Less shares repurchased                       (41,608,218)          (44,268,315)         (281,414,101)         (391,359,218)
                                        -----------------     -----------------     -----------------     -----------------
Net Decrease                                  (18,023,962)          (20,693,966)          (84,914,163)         (206,123,767)
                                        -----------------     -----------------     -----------------     -----------------
Net Assets:
Beginning of period                            82,969,090            60,649,367           552,296,255           425,875,997
                                        -----------------     -----------------     -----------------     -----------------
End of period (including
undistributed net investment
income of $204,824, $136,745,
$367,238 and $181,356,
respectively)                                 $60,649,367           $35,636,622          $425,875,997          $146,994,696
                                        =================     =================     =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.2837               $0.3005               $0.0940               $0.0971
                                        -----------------     -----------------     -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $0.8400               $1.6820               $1.7959               $5.0196
                                        -----------------     -----------------     -----------------     -----------------
**Analysis of Fund Share Transactions:
Shares sold                                     1,435,960             1,426,451             8,579,715             6,422,487
Shares issued to shareholders in
reinvestment of distributions                     531,732               722,973             3,810,449             9,626,939
                                        -----------------     -----------------     -----------------     -----------------
                                                1,967,692             2,149,424            12,390,164            16,049,426
Less shares repurchased                        (3,434,169)           (3,857,647)          (17,676,305)          (29,473,073)
                                        -----------------     -----------------     -----------------     -----------------
Net Decrease                                   (1,466,477)           (1,708,223)           (5,286,141)          (13,423,647)
                                        =================     =================     =================     =================

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------
                                                  INDEPENDENCE MEDIUM
                                                  CAPITALIZATION FUND
                                        ---------------------------------------
                                               YEAR ENDED            YEAR ENDED
                                        FEBRUARY 29, 2000     FEBRUARY 28, 2001
                                        -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $50,075               $42,606
Net realized gain on investments
sold                                            1,122,181             1,811,066
Change in net unrealized
appreciation (depreciation) of
investments                                       280,163              (232,293)
                                        -----------------     -----------------
Net Increase in Net Assets from
Operations                                      1,452,419             1,621,379
                                        -----------------     -----------------
Distributions to Shareholders:*
Dividends from net investment
income                                            (51,586)              (42,957)
Distributions from net realized
gain on investments sold                       (1,005,020)           (2,369,957)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                   (1,056,606)           (2,412,914)
                                        -----------------     -----------------
From Fund Share Transactions: **
Shares sold                                     3,498,877             7,383,548
Shares issued to shareholders in
reinvestment of distributions                   1,056,809             2,412,726
                                        -----------------     -----------------
                                                4,555,686             9,796,274
Less shares repurchased                        (2,936,957)           (6,545,189)
                                        -----------------     -----------------
Net Increase                                    1,618,729             3,251,085
                                        -----------------     -----------------
Net Assets:
Beginning of period                            10,407,283            12,421,825
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $3,567 and $3,200,
respectively)                                 $12,421,825           $14,881,375
                                        =================     =================
* Distributions to Shareholders:
Per share dividends from net
investment income                                 $0.0602               $0.0414
                                        -----------------     -----------------
Per share distributions from net
realized gain on investments sold                 $1.1721               $2.2819
                                        -----------------     -----------------
**Analysis of Fund Share Transactions:
Shares sold                                       275,468               545,802
Shares issued to shareholders in
reinvestment of distributions                      89,333               204,296
                                        -----------------     -----------------
                                                  364,801               750,098
Less shares repurchased                          (231,976)             (483,464)
                                        -----------------     -----------------
Net Increase                                      132,825               266,634
                                        =================     =================

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.25             $9.94            $11.42            $11.99            $11.12
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.38              0.38              0.26              0.27              0.28
Net Realized and Unrealized
Gain (Loss) on Investments                 0.73              1.60              1.37             (0.02)             0.10
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.11              1.98              1.63              0.25              0.38
                                  -------------     -------------     -------------     -------------     -------------

Less Distributions:
Dividends from Net
Investment Income                         (0.34)            (0.35)            (0.29)            (0.28)            (0.30)

Distributions from Net
Realized Gain on
Investments Sold                          (0.08)            (0.15)            (0.77)            (0.84)            (1.68)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.42)            (0.50)            (1.06)            (1.12)            (1.98)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                    $9.94            $11.42            $11.99            $11.12             $9.52
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    12.36%            20.44%            14.50%             1.83%             3.13%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $13,093           $77,116           $82,969           $60,649           $35,637
Ratio of Expenses to Average
Net Assets                                0.90%             0.90%             0.90%             0.90%             0.90%
Ratio of Adjusted Expenses
to Average Net Assets (4)                 1.64%             1.06%             0.95%             0.96%             0.91%
Ratio of Net Investment
Income to Average Net
Assets                                    3.96%             3.52%             2.26%             2.26%             2.51%
Portfolio Turnover Rate                    149%              224%              158%              268%              261%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of each Fund.
It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $10.96            $12.76            $15.34            $15.69            $14.23
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.20              0.17              0.12              0.09              0.09
Net Realized and Unrealized
Gain on Investments                        2.23              3.91              2.76              0.34             (0.29)
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 2.43              4.08              2.88              0.43             (0.20)
                                  -------------     -------------     -------------     -------------     -------------

Less Distributions:
Dividends from Net
Investment Income                         (0.19)            (0.17)            (0.14)            (0.09)            (0.10)

Distributions from Net
Realized Gains on
Investments Sold                          (0.44)            (1.33)            (2.39)            (1.80)            (5.02)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.63)            (1.50)            (2.53)            (1.89)            (5.12)
                                  -------------     -------------     -------------     -------------     -------------

Net Asset Value, End of
Period                                   $12.76            $15.34            $15.69            $14.23             $8.91
                                  =============     =============     =============     =============     =============
Total Investment Return (2)              22.63%            33.61%            18.98%             1.99%            (2.68%)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $320,029          $572,093          $552,296          $425,876          $146,995
Ratio of Expenses to Average
Net Assets                                0.67%             0.65%             0.63%             0.64%             0.67%
Ratio of Net Investment
Income to Average Net
Assets                                    1.65%             1.12%             0.76%             0.57%             0.61%
Portfolio Turnover Rate                     81%               76%               55%               69%               56%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

See notes to financial statements.




John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED FEBRUARY 28,                    YEAR ENDED        YEAR ENDED
                                  -------------------------------------------------       FEBRUARY 29,      FEBRUARY 28,
                                           1997              1998              1999              2000              2001
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $9.29            $10.45            $13.30            $12.04            $12.45
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income (1)                  0.12              0.09              0.08              0.06              0.04
Net Realized and Unrealized
Gain on Investments                        1.45              3.69              0.06              1.58              1.60
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                 1.57              3.78              0.14              1.64              1.64
                                  -------------     -------------     -------------     -------------     -------------

Less Distributions:
Dividends from Net
Investment Income                         (0.12)            (0.09)            (0.09)            (0.06)            (0.04)

Distributions from Net
Realized Gain on
Investments Sold                          (0.29)            (0.84)            (1.31)            (1.17)            (2.28)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                       (0.41)            (0.93)            (1.40)            (1.23)            (2.32)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                   $10.45            $13.30            $12.04            $12.45            $11.77
                                  =============     =============     =============     =============     =============
Total Investment Return
(2,3)                                    17.19%            37.30%             0.96%            14.18%            13.14%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $5,240            $9,722           $10,407           $12,422           $14,881
Ratio of Expenses to Average
Net Assets                                1.00%             1.00%             1.00%             1.00%             1.00%
Ratio of Adjusted Expenses
to Average Net Assets (4)                 2.70%             1.36%             1.60%             1.52%             1.32%
Ratio of Net Investment
Income to Average Net
Assets                                    1.26%             0.75%             0.59%             0.44%             0.29%
Portfolio Turnover Rate                     78%               65%               67%              136%              145%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Total investment return assumes dividend reinvestment.

(3) The total returns would have been lower had certain expenses not been reduced during the periods shown.

(4) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
February 28, 2001
---------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Balanced Fund on February 28, 2001. It's divided into four main categories: common stocks, corporate bonds, U.S.
government and agencies securities and short-term investments. The common stocks and corporate bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                    NUMBER OF
ISSUER, DESCRIPTION                                    SHARES            VALUE
-------------------                              ------------     ------------
COMMON STOCKS
Advertising (0.33%)
Omnicom Group, Inc.                                     1,300         $117,897
                                                                  ------------
Aerospace (1.00%)
General Dynamics Corp.                                  2,000          136,360
United Technologies Corp.                               2,800          218,148
                                                                  ------------
                                                                       354,508
                                                                  ------------
Automobile/Trucks (0.93%)
Ford Motor Co.                                          7,300          203,013
Lear Corp.*                                             2,300           73,738
Visteon Corp.                                           3,700           53,280
                                                                  ------------
                                                                       330,031
                                                                  ------------
Banks -- United States (3.09%)
Bank of America Corp.                                   5,400          269,730
Bank of New York Co., Inc. (The)                        3,700          191,586
Comerica, Inc.                                          2,600          165,490
FleetBoston Financial Corp.                             5,200          214,500
Mellon Financial Corp.                                  3,100          143,561
U.S. Bancorp                                            5,000          116,000
                                                                  ------------
                                                                     1,100,867
                                                                  ------------
Beverages (0.74%)
Anheuser-Busch Cos., Inc.                               3,200          139,840
PepsiCo, Inc.                                           2,700          124,416
                                                                  ------------
                                                                       264,256
                                                                  ------------
Building (0.72%)
Black & Decker Corp. (The)                              3,400          141,134
Danaher Corp.                                           1,800          114,192
                                                                  ------------
                                                                       255,326
                                                                  ------------
Chemicals (1.34%)
Air Products & Chemicals, Inc.                          3,200          129,760
Dow Chemical Co.                                        4,200          137,802
Eastman Chemical Co.                                    1,500           77,175
Praxair, Inc.                                           3,000          133,800
                                                                  ------------
                                                                       478,537
                                                                  ------------
Computers (6.88%)
Adobe Systems, Inc.                                     2,000           58,125
Cisco Systems, Inc.*                                   17,100          405,056
EMC Corp.*                                              5,000          198,800
First Data Corp.                                        4,800          296,448
International Business Machines Corp.                   4,000          399,600
Intuit, Inc.*                                           2,000           82,250
Microsoft Corp.*                                        8,800          519,200
Oracle Corp.*                                           6,300          119,700
Siebel Systems, Inc.*                                   1,600           61,200
Sun Microsystems, Inc.*                                 7,500          149,063
VERITAS Software Corp.*                                 2,500          162,344
                                                                  ------------
                                                                     2,451,786
                                                                  ------------
Cosmetics & Personal Care (0.26%)
Avon Products, Inc.                                     2,200           93,412
                                                                  ------------
Diversified Operations (1.89%)
Honeywell International, Inc.                           1,400           65,394
Illinois Tool Works, Inc.                                 700           42,385
Minnesota Mining & Manufacturing Co.                    2,300          259,325
Tyco International Ltd.                                 5,600          306,040
                                                                  ------------
                                                                       673,144
                                                                  ------------
Electronics (6.60%)
Analog Devices, Inc.*                                   1,700           63,410
Applied Materials, Inc.*                                1,800           76,050
General Electric Co.                                   22,900        1,064,850
Intel Corp.                                            17,000          485,563
Linear Technology Corp.                                 2,500           99,063
Maxim Integrated Products, Inc.*                        1,300           59,963
Motorola, Inc.                                          3,700           56,129
QLogic Corp.*                                             900           33,638
Sanmina Corp.*                                          3,400          101,363
Solectron Corp.*                                        5,000          136,250
Tektronix, Inc.*                                        2,900           71,601
Texas Instruments, Inc.                                 2,000           59,100
Waters Corp.*                                             700           46,102
                                                                  ------------
                                                                     2,353,082
                                                                  ------------
Energy (0.48%)
Calpine Corp.*                                          3,800          169,062
                                                                  ------------
Finance (3.50%)
Citigroup, Inc.                                        15,400          757,372
Concord EFS, Inc.*                                      2,000           92,500
J.P. Morgan Chase & Co.                                 4,200          195,972
Stilwell Financial, Inc.*                               1,100           35,090
Washington Mutual, Inc.                                 3,200          164,384
                                                                  ------------
                                                                     1,245,318
                                                                  ------------
Food (1.15%)
Archer Daniels Midland Co.                              6,300           94,815
ConAgra, Inc.                                           7,100          139,728
Sara Lee Corp.                                          8,000          173,520
                                                                  ------------
                                                                       408,063
                                                                  ------------
Insurance (2.69%)
American International Group, Inc.                      3,500          286,300
Hartford Financial Services Group, Inc.  (The)          3,600          229,860
Lincoln National Corp.                                  3,500          153,545
Marsh & McLennan Cos., Inc.                               600           64,200
St. Paul Cos., Inc. (The)                               3,000          138,870
Torchmark Corp.                                         2,500           86,950
                                                                  ------------
                                                                       959,725
                                                                  ------------
Leisure (0.56%)
Disney (Walt) Co. (The)                                 6,500          201,175
                                                                  ------------
Machinery (0.29%)
Ingersoll-Rand Co.                                      2,400          104,040
                                                                  ------------
Media (2.72%)
AOL Time Warner, Inc.*                                 10,800          475,524
AT&T Corp. -- Liberty Media Corp.*                      9,200          135,240
Clear Channel Communications, Inc.*                     1,700           97,155
Viacom, Inc. (Class B)*                                 5,284          262,615
                                                                  ------------
                                                                       970,534
                                                                  ------------
Medical (8.42%)
Abbott Laboratories                                     4,700          230,253
Allergan, Inc.                                            900           78,255
ALZA Corp.*                                             1,300           51,415
American Home Products Corp.                            2,700          166,779
Baxter International, Inc.                              1,600          147,344
Bristol-Myers Squibb Co.                                5,300          336,073
Invitrogen Corp.*                                         400           32,200
Johnson & Johnson                                       3,800          369,854
Merck & Co., Inc.                                       6,700          537,340
Pfizer, Inc.                                           16,400          738,000
Pharmacia Corp.                                         2,100          108,570
Schering-Plough Corp.                                   2,400           96,600
Tenet Healthcare Corp.*                                 2,300          106,099
                                                                  ------------
                                                                     2,998,782
                                                                  ------------
Mortgage Banking (1.07%)
Fannie Mae                                              4,800          382,560
                                                                  ------------
Office (0.45%)
Avery Dennison Corp.                                    2,000          106,000
Reynolds & Reynolds Co. (The) (Class A)                 2,500           54,950
                                                                  ------------
                                                                       160,950
                                                                  ------------
Oil & Gas (4.69%)
Anadarko Petroleum Corp.                                1,100           68,750
BP Amoco Plc American Depositary Receipt  (ADR)
(United Kingdom)                                        2,400          119,040
Chevron Corp.                                           1,000           85,660
Conoco Inc. (Class A)*                                  3,100           87,575
El Paso Energy Corp.                                    1,900          133,570
Exxon Mobil Corp.                                       7,500          607,875
Kerr-McGee Corp.                                        1,100           71,104
Royal Dutch Petroleum Co. (ADR)  (Netherlands)          4,400          256,652
Transocean Sedco Forex, Inc.                            2,400          115,512
USX -- Marathon Group                                   4,500          124,290
                                                                  ------------
                                                                     1,670,028
                                                                  ------------
Paper & Paper Products (0.56%)
Kimberly-Clark Corp.                                    2,800          200,200
                                                                  ------------
Retail (4.52%)
CVS Corp.                                               2,600          158,600
Home Depot, Inc. (The)                                  4,000          170,000
Kohl's Corp.*                                           3,800          250,458
Limited, Inc. (The)                                     2,900           51,185
Lowe's Cos., Inc.                                       3,400          189,992
RadioShack Corp.                                        4,700          201,160
TJX Cos., Inc.                                          4,200          128,436
Toys R Us, Inc.*                                        3,400           83,640
Walgreen Co.                                            4,700          208,304
Wal-Mart Stores, Inc.                                   3,400          170,306
                                                                  ------------
                                                                     1,612,081
                                                                  ------------
Soap & Cleaning Preparations (0.28%)
Colgate-Palmolive Co.                                   1,700          100,385
                                                                  ------------
Telecommunications (3.47%)
Broadwing, Inc.*                                        3,600           84,672
Comverse Technology, Inc.*                              1,700          127,394
Corning, Inc.                                           3,600           97,560
QUALCOMM, Inc.*                                         1,900          104,144
Qwest Communications International,  Inc.*              7,700          284,669
Scientific-Atlanta, Inc.                                1,400           65,660
Sprint PCS*                                             5,000          125,900
Verizon Communications                                  7,000          346,500
                                                                  ------------
                                                                     1,236,499
                                                                  ------------
Tobacco (0.97%)
Philip Morris Cos., Inc.                                7,200          346,896
                                                                  ------------
Transportation (0.28%)
Burlington Northern Santa Fe Corp.                      3,300           99,033
                                                                  ------------
Utilities (3.35%)
Allegheny Energy, Inc.                                  1,700           80,665
BellSouth Corp.                                         6,000          251,760
Dominion Resources, Inc.                                2,700          177,008
Duke Energy Corp.                                       2,000           81,500
Dynegy, Inc. (Class A)                                  3,400          159,800
Pinnacle West Capital Corp.                             1,700           78,965
Reliant Energy, Inc.                                      400           16,804
SBC Communications, Inc.                                7,300          348,210
                                                                  ------------
                                                                     1,194,712
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $19,520,827)                                     (63.23%)     22,532,889
                                                                  ------------



                                                    INTEREST      CREDIT       PAR VALUE
ISSUER, DESCRIPTION                                     RATE    RATING**  (000s OMITTED)            VALUE

------------------------------------------         ---------  ----------  --------------  ----------------
CORPORATE BONDS
Aerospace (1.43%)
Lockheed Martin Corp.,
Bond 12-01-29                                          8.500%     BBB-               $70           $80,704
Raytheon Co.,
Sr Note 11-01-03 #                                     5.700      BBB-               430           427,313
                                                                                             -------------
                                                                                                   508,017
                                                                                             -------------
Automobile/Trucks (0.79%)
Ford Motor Co.,
Bond 10-01-28                                          6.625      A                  320           281,805
                                                                                             -------------
Banks -- United States (3.33%)
Bank of America Corp.,
Sub Note 01-15-11                                      7.400      A                  170           177,973
First Union Corp.,
Note 11-01-04                                          6.950      A                  320           329,014
PNC Funding Corp.,
Gtd Sub Note 09-01-03 #                                6.125      BBB+               490           493,063
Wells Fargo Bank N.A.,
Sub Note 06-21-10                                      7.550      A+                 170           185,042
                                                                                             -------------
                                                                                                 1,185,092
                                                                                             -------------
Broker Services (2.79%)
Goldman Sachs Group, Inc.,
Bond 01-15-11                                          6.875      A+                 170           173,383
Lehman Brothers Holdings, Inc.,
Note 04-01-04                                          6.625      A                  200           203,342
Note 02-05-06                                          6.625      A                  300           305,229
Salomon Inc.,
Sr Note 02-01-04                                       7.200      A                  300           312,339
                                                                                             -------------
                                                                                                   994,293
                                                                                             -------------
Finance (4.38%)
Associates Corp. of North America,
Sr Note 11-01-08                                       6.250      AA-                200           199,332
Citigroup, Inc.,
Note 01-18-11                                          6.500      AA-                190           190,190
Ford Motor Credit Co.,
Note 02-01-06                                          6.875      A                  200           202,876
General Motors Acceptance Corp.,
Note 07-15-05                                          7.500      A                  200           207,982
Household Finance Corp.,
Note 05-01-04                                          6.000      A                  350           349,605
Note 01-24-06                                          6.500      A                   90            90,767
MBNA Master Credit Card Trust
Note 11-15-04                                          6.600      AAA                315           321,398
                                                                                             -------------
                                                                                                 1,562,150
                                                                                             -------------
Government -- Foreign (0.56%)
Province of Quebec,
Deb (Canada) 09-15-29                                  7.500      A+                 180           198,036
                                                                                             -------------
Media (0.41%)
News America, Inc.,
Deb 04-08-28                                           7.125      BBB-                80            70,630
Time Warner, Inc.,
Sr Gtd Note 05-15-29                                   6.625      BBB+                80            74,309
                                                                                             -------------
                                                                                                   144,939
                                                                                             -------------
Mortgage Banking (5.03%)
ABSC Home Equity Loan Trust,
Pass Thru Ctf Ser 2000-LB1 Class AF2 08-21-31          7.570      Aaa                140           142,773
Bear Stearns Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2000-WF2 Class A-2 08-15-10          7.320      AAA                 70            74,922
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1 Class A2
02-19-07                                               7.370      AAA                140           143,612
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 2000-C1 Class
A-2 04-15-10 #                                         7.545      AAA                820           886,732
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6 10-15-27            7.600      AAA                190           196,471
LB-UBS Commercial Mortgage Trust,
Pass Thru Ctf Ser 2000-C4 Class A-2 06-15-10           7.370      AAA                300           319,078
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser 1996-MC2 Class
A1 12-21-26                                            6.758      N/R                 30            29,994
                                                                                             -------------
                                                                                                 1,793,582
                                                                                             -------------
Oil & Gas (1.23%)
Phillips Petroleum,
Note 05-25-05                                          8.500      BBB                400           438,972
                                                                                             -------------
Retail (1.11%)
Target Corp.,
Sr Note 01-15-11                                       6.350      A                  180           181,368
Wal-Mart Stores, Inc.,
Sr Note 02-15-30                                       7.550      AA                 190           214,688
                                                                                             -------------
                                                                                                   396,056
                                                                                             -------------
Telecommunications (0.71%)
Deutsche Telekom International Finance B.V.,
Gtd Bond (Netherlands) 06-15-30                        8.250      A-                  30            30,333
Qwest Capital Funding, Inc.,
Gtd Note 07-15-28                                      6.875      BBB+                80            70,590
Sprint Capital Corp.,
Gtd Bond 01-30-11                                      7.625      BBB+               120           120,155
Sr Gtd Note 11-15-28                                   6.875      BBB+                40            34,007
                                                                                             -------------
                                                                                                   255,085
                                                                                             -------------
Tobacco (0.24%)
Philip Morris Cos., Inc.,
Deb 10-15-03                                           8.250      A                   80            84,399
                                                                                             -------------
Utilities (0.87%)
Coastal Corp. (The),
Sr Note 09-15-02                                       8.125      BBB                300           310,377
                                                                                             -------------
TOTAL CORPORATE BONDS
(Cost $7,880,227)                                                                 (22.88%)       8,152,803
                                                                                             -------------
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government -- U.S. (1.15%)
United States Treasury,
Bond 08-15-17                                          8.875      AAA                 70            95,943
Note 11-15-05 #                                        5.750      AAA                300           313,617
                                                                                             -------------
                                                                                                   409,560
                                                                                             -------------
Government -- U.S. Agencies (13.38%)
Federal National Mortgage Assn.,
Bond 05-15-30                                          7.250      AAA                100           115,000
Bond 11-15-30                                          6.625      AAA                292           313,170
Note 08-15-02                                          6.750      AAA                 50            51,352
Note 11-14-03                                          4.750      AAA                 90            89,493
Note 06-15-09                                          6.375      AAA                195           204,383
30 Yr Pass Thru Ctf 03-01-29 ***                       6.000      AAA              1,000           978,750
30 Yr Pass Thru Ctf 03-01-31 ***                       6.500      AAA                654           651,960
30 Yr Pass Thru Ctf 03-01-31 ***                       7.000      AAA                836           845,405
30 Yr Pass Thru Ctf 03-01-31 ***                       7.500      AAA                950           970,188
Pass Thru Ctf Ser 1999 02-01-09 #                      7.000      AAA                541           547,391
                                                                                             -------------
                                                                                                 4,767,092
                                                                                             -------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $5,140,733)                                                                (14.53%)        5,176,652
                                                                                             -------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.31%)
Investment in a joint repurchase
agreement transaction with UBS
Warburg, Inc. -- Dated 02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds 7.25% thru 13.25%, due 11-15-09
thru 02-15-19) -- Note A #                                        5.380%          $2,605        $2,605,000
                                                                                              ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account Current
Rate 4.20%                                                                                           1,203
                                                                                              ------------
TOTAL SHORT-TERM INVESTMENTS                                                      (7.31%)        2,606,203
                                                                               ---------      ------------
TOTAL INVESTMENTS                                                               (107.95%)       38,468,547
                                                                               ---------      ------------
OTHER ASSETS AND LIABILITIES, NET                                                 (7.95%)       (2,831,925)
                                                                               ---------      ------------
TOTAL NET ASSETS                                                                (100.00%)      $35,636,622
                                                                               =========      ============


  * Non-income-producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or by Moody's Investors Service or John Hancock Advisers,
    Inc. where Standard & Poor's ratings are not available.

*** These securities, having an aggregate value of $3,446,303 or 9.67% of the Fund's net assets, have been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its custodian bank to segregate assets with a current value at least equal to the amount of the forward commitments.

 # These securities, totaling the market value of $5,273,116, have been segregated to cover the forward commitments.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
February 28, 2001
----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Diversified Core Equity Fund II on February 28,
2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.


                                                              NUMBER OF           MARKET
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                              ------            -----
COMMON STOCK
Advertising (1.46%)
Interpublic Group of Cos., Inc. (The)                            10,000         $376,000
Omnicom Group, Inc.                                              19,500        1,768,455
                                                                            ------------
                                                                               2,144,455
                                                                            ------------
Aerospace (1.90%)
General Dynamics Corp.                                           16,800        1,145,424
United Technologies Corp.                                        21,100        1,643,901
                                                                            ------------
                                                                               2,789,325
                                                                            ------------
Automobile/Trucks (1.81%)
Borg-Warner Automotive, Inc.                                      7,100          310,270
Ford Motor Co.                                                   66,000        1,835,460
Lear Corp.*                                                      12,900          413,574
Visteon Corp.*                                                    7,400          106,560
                                                                            ------------
                                                                               2,665,864
                                                                            ------------
Banks -- United States (5.12%)
Bank of America Corp.                                            30,400        1,518,480
Bank of New York Co., Inc. (The)                                 24,800        1,284,144
Comerica, Inc.                                                   16,800        1,069,320
FleetBoston Financial Corp.                                      34,000        1,402,500
Mellon Financial Corp.                                           24,700        1,143,857
U.S. Bancorp                                                     47,700        1,106,640
                                                                            ------------
                                                                               7,524,941
                                                                            ------------
Beverages (0.43%)
Anheuser-Busch Cos., Inc.                                        14,400          629,280
                                                                            ------------
Building (0.94%)
Black & Decker Corp. (The)                                       15,700          651,707
Danaher Corp.                                                    11,400          723,216
                                                                            ------------
                                                                               1,374,923
                                                                            ------------
Chemicals (1.64%)
Air Products & Chemicals, Inc.                                   18,300          742,065
Dow Chemical Co.                                                 13,200          433,092
Eastman Chemical Co.                                              8,800          452,760
Praxair, Inc.                                                    17,600          784,960
                                                                            ------------
                                                                               2,412,877
                                                                            ------------
Computers (11.24%)
Adobe Systems, Inc.                                              11,900          345,844
Cadence Design Systems, Inc.*                                    14,000          354,900
Cisco Systems, Inc.*                                            102,400        2,425,600
DST Systems, Inc.*                                                7,400          451,400
EMC Corp.*                                                       30,400        1,208,704
First Data Corp.                                                 31,000        1,914,560
International Business Machines Corp.                            25,000        2,497,500
Intuit, Inc.*                                                     4,400          180,950
Juniper Networks, Inc.*                                           1,200           77,475
Microsoft Corp.*                                                 72,000        4,248,000
Oracle Corp.*                                                    40,700          773,300
Siebel Systems, Inc.*                                            11,200          428,400
Sun Microsystems, Inc.*                                          42,400          842,700
VERITAS Software Corp.*                                          12,000          779,250
                                                                            ------------
                                                                              16,528,583
                                                                            ------------
Cosmetics & Personal Care (0.70%)
Avon Products, Inc.                                              24,200        1,027,532
                                                                            ------------
Diversified Operations (3.42%)
Honeywell International, Inc.                                    16,800          784,728
Illinois Tool Works, Inc.                                         5,500          333,025
Minnesota Mining & Manufacturing Co.                             13,700        1,544,675
Tyco International Ltd.                                          43,200        2,360,880
                                                                            ------------
                                                                               5,023,308
                                                                            ------------
Electronics (10.51%)
Altera Corp.*                                                    13,800          319,125
Analog Devices, Inc.*                                             8,200          305,860
Applied Materials, Inc.*                                         11,000          464,750
General Electric Co.                                            162,200        7,542,300
Intel Corp.                                                     105,500        3,013,344
Jabil Circuit, Inc.*                                             11,900          267,512
Linear Technology Corp.                                           8,800          348,700
Maxim Integrated Products, Inc.*                                 10,900          502,762
Motorola, Inc.                                                   33,200          503,644
Novellus Systems, Inc.*                                          10,700          413,287
Sanmina Corp.*                                                   13,800          411,413
Solectron Corp.*                                                 18,000          490,500
Tektronix, Inc.*                                                  7,800          192,582
Waters Corp.*                                                     4,700          309,542
Xilinx, Inc.*                                                     9,500          369,313
                                                                            ------------
                                                                              15,454,634
                                                                            ------------
Energy (0.59%)
Calpine Corp.*                                                   19,400          863,106
                                                                            ------------
Finance (5.04%)
Citigroup, Inc.                                                  96,400        4,740,952
Concord EFS, Inc.*                                                7,500          346,875
J.P. Morgan Chase & Co.                                          19,200          895,872
Stilwell Financial, Inc.*                                        15,700          500,830
Washington Mutual, Inc.                                          18,100          929,797
                                                                            ------------
                                                                               7,414,326
                                                                            ------------
Food (0.89%)
Archer Daniels Midland Co.                                       34,800          523,740
ConAgra, Inc.                                                    40,200          791,136
                                                                            ------------
                                                                               1,314,876
                                                                            ------------
Insurance (3.35%)
Allstate Corp. (The)                                             11,700          466,362
CIGNA Corp.                                                      11,100        1,217,337
Hartford Financial Services Group, Inc.  (The)                   26,500        1,692,025
Lincoln National Corp.                                           26,000        1,140,620
Marsh & McLennan Cos., Inc.                                       3,800          406,600
                                                                            ------------
                                                                               4,922,944
                                                                            ------------
Leisure (0.66%)
Disney (Walt) Co. (The)                                          31,200          965,640
                                                                            ------------
Machinery (0.55%)
Ingersoll-Rand Co.                                               18,600          806,310
                                                                            ------------
Media (4.47%)
AOL Time Warner, Inc.*                                           68,600        3,020,458
AT&T Corp. -- Liberty Media Group*                               45,900          674,730
Clear Channel Communications, Inc.*                              16,500          942,975
Viacom, Inc. (Class B)*                                          38,942        1,935,417
                                                                            ------------
                                                                               6,573,580
                                                                            ------------
Medical (13.38%)
Abbott Laboratories                                              35,100        1,719,549
Allergan, Inc.                                                      800           69,560
ALZA Corp.*                                                      15,700          620,935
American Home Products Corp.                                     20,900        1,290,993
Baxter International, Inc.                                       12,800        1,178,752
Bristol-Myers Squibb Co.                                         22,900        1,452,089
Cardinal Health, Inc.                                             6,200          629,300
Cephalon, Inc.                                                    3,200          176,200
Johnson & Johnson                                                25,400        2,472,182
Laboratory Corp. of America Holdings*                             5,100          818,550
Merck & Co., Inc.                                                41,200        3,304,240
Pfizer, Inc.                                                    118,000        5,310,000
Pharmacia Corp.                                                   4,400          227,480
Schering-Plough Corp.                                            10,000          402,500
                                                                            ------------
                                                                              19,672,330
                                                                            ------------
Mortgage Banking (1.82%)
Fannie Mae                                                       33,500        2,669,950
                                                                            ------------
Office (0.66%)
Avery Dennison Corp.                                             12,200          646,600
Reynolds & Reynolds Co. (The)  (Class A)                         14,900          327,502
                                                                            ------------
                                                                                 974,102
                                                                            ------------
Oil & Gas (7.43%)
El Paso Energy Corp.                                             17,800        1,251,340
Exxon Mobil Corp.                                                63,300        5,130,465
Kerr-McGee Corp.                                                 11,300          730,432
Royal Dutch Petroleum Co. American  Depositary
Receipts (ADR)  (Netherlands)                                    45,700        2,665,681
USX -- Marathon Group                                            41,500        1,146,230
                                                                            ------------
                                                                              10,924,148
                                                                            ------------
Paper & Paper Products (1.24%)
Kimberly-Clark Corp.                                             25,400        1,816,100
                                                                            ------------
Retail (7.39%)
CVS Corp.                                                        11,000          671,000
Home Depot, Inc. (The)                                           25,100        1,066,750
Kohl's Corp.*                                                    19,800        1,305,018
Limited, Inc. (The)                                              16,700          294,755
Lowe's Cos., Inc.                                                18,400        1,028,192
RadioShack Corp.                                                 34,100        1,459,480
TJX Cos., Inc.                                                   34,100        1,042,778
Walgreen Co.                                                     15,500          686,960
Wal-Mart Stores, Inc.                                            65,900        3,300,931
                                                                            ------------
                                                                              10,855,864
                                                                            ------------
Soap & Cleaning Preparations (0.16%)
Procter & Gamble Co. (The)                                        3,400          239,700
                                                                            ------------
Telecommunications (4.79%)
AT&T Wireless Group*                                             12,500          262,625
Broadwing, Inc.*                                                 23,200          545,664
Comverse Technology, Inc.*                                        6,900          517,069
Corning, Inc.                                                    21,200          574,520
QUALCOMM, Inc.*                                                  10,200          559,087
Qwest Communications International,  Inc.*                       43,600        1,611,892
Scientific-Atlanta, Inc.                                          8,800          412,720
Sprint Corp. (PCS Group)*                                        33,200          835,976
Verizon Communications                                           34,800        1,722,600
                                                                            ------------
                                                                               7,042,153
                                                                            ------------
Tobacco (1.50%)
Philip Morris Cos., Inc.                                         38,600        1,859,748
UST, Inc.                                                        12,200          351,848
                                                                            ------------
                                                                               2,211,596
                                                                            ------------
Utilities (6.08%)
Allegheny Energy, Inc.                                           10,000          474,500
BellSouth Corp.                                                  16,400          688,144
Duke Energy Corp.                                                51,600        2,102,700
Exelon Corp.                                                     23,700        1,549,269
Pinnacle West Capital Corp.                                       9,800          455,210
Reliant Energy, Inc.                                             27,400        1,151,074
SBC Communications, Inc.                                         52,700        2,513,790
                                                                            ------------
                                                                               8,934,687
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $115,447,422)                                              99.17%      145,777,134
                                                              ---------     ------------

                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION                               RATE   (000s OMITTED)            VALUE
-----------------------------------          ---------   --------------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.03%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds 7.25% thru 13.25%,  due 11-15-09
thru 02-15-19) -- Note A                          5.38%             $43          $43,000
                                                                            ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company  Daily
Interest Savings Account  Current Rate
4.20%                                                                                981
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (0.03%)          43,981
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (99.20%)     145,821,115
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (0.80%)       1,173,581
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)    $146,994,696
                                                              =========     ============

* Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
February 28, 2001
----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Independence Medium Capitalization Fund on February 28, 2001. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                              NUMBER OF
ISSUER, DESCRIPTION                                              SHARES            VALUE
-------------------                                        ------------     ------------
COMMON STOCK
Abrasives (0.69%)
Cabot Microelectronics Corp.*                                     1,700         $102,956
                                                                            ------------
Advertising (1.28%)
Lamar Advertising Co.*                                            3,300          136,125
Omnicom Group, Inc.                                                 600           54,414
                                                                            ------------
                                                                                 190,539
                                                                            ------------
Aerospace (1.09%)
General Dynamics Corp.                                              900           61,362
Precision Castparts Corp.                                         2,600          100,230
                                                                            ------------
                                                                                 161,592
                                                                            ------------
Automobile/Trucks (2.85%)
Borg-Warner Automotive, Inc.                                      2,200           96,140
Lear Corp.*                                                       3,800          121,828
Superior Industries International, Inc.                           2,600           96,980
Visteon Corp.*                                                    7,600          109,440
                                                                            ------------
                                                                                 424,388
                                                                            ------------
Banks -- United States (2.55%)
Comerica, Inc.                                                    2,200          140,030
Mellon Financial Corp.                                              900           41,679
SouthTrust Corp.                                                  2,700          114,244
U.S. Bancorp                                                      3,600           83,520
                                                                            ------------
                                                                                 379,473
                                                                            ------------
Building (2.89%)
Black & Decker Corp. (The)                                        5,000          207,550
Centex Corp.                                                      3,100          127,596
Danaher Corp.                                                     1,500           95,160
                                                                            ------------
                                                                                 430,306
                                                                            ------------
Business Services -- Misc. (0.77%)
Convergys Corp.*                                                  2,700          114,372
                                                                            ------------
Chemicals (1.68%)
Air Products & Chemicals, Inc.                                    2,100           85,155
Eastman Chemical Co.                                              1,300           66,885
Praxair, Inc.                                                     2,200           98,120
                                                                            ------------
                                                                                 250,160
                                                                            ------------
Computers (11.67%)
Adobe Systems, Inc.                                               2,600           75,563
Brocade Communications Systems,  Inc.*                            2,000           77,625
Cadence Design Systems, Inc.*                                     9,900          250,965
DST Systems, Inc.*                                                4,600          280,600
First Data Corp.                                                  2,000          123,520
Fiserv, Inc.*                                                     2,900          143,550
Intuit, Inc.*                                                     3,700          152,162
Mentor Graphics Corp.*                                            3,200           78,400
NCR Corp.                                                         1,700           74,800
Network Appliance, Inc.*                                          1,100           32,725
Sabre Holdings Corp.*                                             2,400          103,488
SunGard Data Systems, Inc.*                                       5,000          278,500
Sybase, Inc.*                                                     3,300           64,762
                                                                            ------------
                                                                               1,736,660
                                                                            ------------
Cosmetics & Personal Care (0.23%)
Avon Products, Inc.                                                 800           33,968
                                                                            ------------
Electronics (8.77%)
American Power Conversion Corp.                                   3,700           45,094
Jabil Circuit, Inc.*                                              5,000          112,400
Lam Research Corp.*                                               6,700          144,050
Linear Technology Corp.                                           2,800          110,950
Maxim Integrated Products, Inc.*                                  2,000           92,250
Novellus Systems, Inc.*                                           3,100          119,737
Parker-Hannifin Corp.                                             1,300           55,939
QLogic Corp.*                                                       900           33,637
Sanmina Corp.*                                                    2,000           59,625
Sawtek, Inc.*                                                     2,600           42,900
Tektronix, Inc.*                                                  3,200           79,008
Vitesse Semiconductor Corp.*                                      1,200           47,325
Waters Corp.*                                                     4,200          276,612
Xilinx, Inc.*                                                     2,200           85,525
                                                                            ------------
                                                                               1,305,052
                                                                            ------------

Energy (1.11%)
Calpine Corp.*                                                    1,300           57,837
Massey Energy Co.                                                 5,500          108,020
                                                                            ------------
                                                                                 165,857
                                                                            ------------
Finance (4.01%)
Concord EFS, Inc.*                                                6,500          300,625
Stilwell Financial, Inc.*                                         2,500           79,750
Washington Mutual, Inc.                                           4,200          215,754
                                                                            ------------
                                                                                 596,129
                                                                            ------------
Food (0.98%)
Hormel Foods Corp.                                                4,300           92,450
Sensient Technologies Corp.                                       2,500           54,125
                                                                            ------------
                                                                                 146,575
                                                                            ------------
Furniture (0.58%)
Hillenbrand Industries, Inc.                                      1,700           86,190
                                                                            ------------
Instruments -- Scientific (0.46%)
Millipore Corp.                                                   1,300           68,250
                                                                            ------------
Insurance (5.06%)
Hartford Financial Services Group, Inc.  (The)                    2,000          127,700
Lincoln National Corp.                                            4,800          210,576
PartnerRe Ltd. (United Kingdom)                                   3,200          168,992
St. Paul Cos., Inc. (The)                                         1,900           87,951
Torchmark Corp.                                                   3,000          104,340
XL Capital Ltd. (Class A)                                           700           53,207
                                                                            ------------
                                                                                 752,766
                                                                            ------------
Machinery (1.78%)
AK Steel Holding Corp.                                           15,500          147,715
Ingersoll-Rand Co.                                                2,700          117,045
                                                                            ------------
                                                                                 264,760
                                                                            ------------
Media (3.41%)
EchoStar Communications Corp.*                                    1,400           36,575
Knight-Ridder, Inc.                                               1,000           59,750
Reader's Digest Association, Inc.  (Class A)                      2,000           64,180
Univision Communications, Inc.  (Class A)*                        4,400          145,200
Viacom, Inc. (Class B)*                                           1,243           61,777
Westwood One, Inc.*                                               6,500          140,010
                                                                            ------------
                                                                                 507,492
                                                                            ------------

Medical (13.51%)
Allergan, Inc.                                                    1,300          113,035
ALZA Corp.*                                                       3,200          126,560
Aviron*                                                           2,700          113,231
Cephalon, Inc.                                                    1,500           82,594
CV Therapeutics, Inc.*                                            2,500           89,375
Enzon, Inc.*                                                      1,900          120,769
Forest Laboratories, Inc.*                                          300           20,859
Genzyme Corp.*                                                    1,100           96,731
Health Management Associates, Inc.  (Class A)*                    6,500          112,450
IDEC Pharmaceuticals Corp.*                                       2,100          118,388
Inspire Pharmaceuticals, Inc.*                                    2,700           25,313
Invitrogen Corp.*                                                 1,500          120,750
King Pharmaceuticals, Inc.*                                       1,300           59,670
Laboratory Corp. of America Holdings*                               800          128,400
Lincare Holdings, Inc.*                                           3,300          194,494
Pall Corp.                                                        1,900           43,453
St. Jude Medical, Inc. *                                          1,500           84,180
Trigon Healthcare, Inc.*                                          3,300          198,627
Universal Health Services, Inc.  (Class B)*                       1,800          161,550
                                                                            ------------
                                                                               2,010,429
                                                                            ------------
Metal (0.70%)
Worthington Industries, Inc.                                     10,600          104,410
                                                                            ------------
Office (1.22%)
Avery Dennison Corp.                                              1,900          100,700
Reynolds & Reynolds Co. (The)  (Class A)                          3,700           81,326
                                                                            ------------
                                                                                 182,026
                                                                            ------------
Oil & Gas (9.53%)
Amerada Hess Corp.                                                2,300          165,600
Anadarko Petroleum Corp.                                            500           31,250
Apache Corp.                                                      1,700           99,790
Baker Hughes, Inc.                                                1,800           70,560
BJ Services Co.*                                                  2,400          182,400
Conoco Inc. (Class A)                                             4,600          129,950
Cooper Cameron Corp.*                                             1,300           77,714
Imperial Oil Ltd. (Canada)                                        2,700           66,285
Kerr-McGee Corp.                                                    800           51,712
Noble Drilling Corp.*                                             6,000          279,300
Sunoco, Inc.                                                      3,800          126,312
Transocean Sedco Forex, Inc.                                        800           38,504
USX -- Marathon Group                                             3,600           99,432
                                                                            ------------
                                                                               1,418,809
                                                                            ------------
Paper & Paper Products (0.88%)
Abitibi-Consolidated, Inc. (Canada)                               8,900           69,420
Smurfit-Stone Container Corp.*                                    4,300           62,081
                                                                            ------------
                                                                                 131,501
                                                                            ------------
Printing -- Commercial (0.48%)
Donnelley (R.R.) & Sons                                           2,400           71,160
                                                                            ------------
Retail (9.14%)
BJ's Wholesale Club, Inc.*                                        3,100          141,081
Brinker International, Inc.*                                      4,400          130,064
Darden Restaurants, Inc.                                          2,400           52,152
Family Dollar Stores, Inc.                                        8,400          220,584
Kohl's Corp.*                                                     2,000          131,820
Land's End, Inc.                                                  2,400           55,728
Limited, Inc. (The)                                               2,100           37,065
Lowe's Cos., Inc.                                                 1,400           78,232
RadioShack Corp.                                                  3,800          162,640
Tiffany & Co.                                                     2,000           62,220
TJX Cos., Inc.                                                    4,500          137,610
Toys R Us, Inc.*                                                  3,500           86,100
Wendy's International, Inc.                                       2,600           64,350
                                                                            ------------
                                                                               1,359,646
                                                                            ------------
Soap & Cleaning Preparations (0.20%)
Ecolab, Inc.                                                        700           29,365
                                                                            ------------
Telecommunications (3.46%)
Broadwing, Inc.*                                                  7,100          166,992
Comverse Technology, Inc.*                                        1,200           89,925
Scientific-Atlanta, Inc.                                          1,700           79,730
Telephone and Data Systems, Inc.                                  1,900          177,555
                                                                            ------------
                                                                                 514,202
                                                                            ------------
Tobacco (0.85%)
UST, Inc.                                                         4,400          126,896
                                                                            ------------
Transportation (0.65%)
CNF Transportation, Inc.                                          2,800           96,712
                                                                            ------------
Utilities (6.69%)
Allegheny Energy, Inc.                                            3,500          166,075
Constellation Energy Group, Inc.                                  1,300           55,510
Dominion Resources, Inc.                                          1,200           78,672
Dynegy, Inc. (Class A)                                            1,200           56,400
Exelon Corp.                                                      3,100          202,647
Pinnacle West Capital Corp.                                       3,100          143,995
Reliant Energy, Inc.                                              3,500          147,035
UtiliCorp United, Inc.                                            4,900          145,285
                                                                            ------------
                                                                                 995,619
                                                                            ------------
TOTAL COMMON STOCK
(Cost $13,485,265)                                               (99.17%)     14,758,260
                                                                            ------------

                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION                               RATE   (000s OMITTED)            VALUE
-------------------                          ---------   --------------     ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.30%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. -- Dated  02-28-01, due
03-01-01 (Secured by U.S. Treasury
Bonds, 7.25% thru 13.250%  due
11-15-09 thru 02-15-19)  -- Note A                5.38%            $491         $491,000
                                                                            ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company  Daily
Interest Savings Account  Current Rate
4.20%                                                                                901
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (3.31%)         491,901
                                                              ---------     ------------
TOTAL INVESTMENTS                                              (102.48%)      15,250,161
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (2.48%)        (368,786)
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $14,881,375
                                                              =========     ============

* Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust, an open-end management investment company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. Effective October 1, 1999, the Board of Trustees authorized the existing shares of Independence Diversified Core Equity Fund II to be designated Class I shares and the issuance of Class P shares, which will become available for sale to individual investors at a later time. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above average total return. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund on a future date, usually beyond customary settlement date.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of the investment operations of the Fund.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity under the line of credit during the year ended February 28, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At February 28, 2001, the Independence Diversified Core Equity Fund II loaned securities having a market value of $716,594 collateralized by securities in the amount of $735,297.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Additionally, the Independence Balanced Fund had net capital losses of $178,688 attributable to security transactions occurring after October 31, 2000 that are treated as arising on the first day (March 1, 2001) of the Funds' next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the present investment management contract, the Funds pay a monthly management fee to the Adviser, equivalent, on an annual basis, as follows:

FUND                    RATE
----                    ----
Independence            0.70% of average daily net assets up to $500 million
Balanced Fund           0.65% of such assets in excess of $500 million

Independence
Diversified Core        0.50% of average daily net assets up to $1 billion
Equity Fund II          0.45% of such assets in excess of $1 billion

Independence Medium     0.80% of average daily net assets up to $500 million
Capitalization Fund     0.75% of such assets in excess of $500 million

The Funds and the Adviser have subadvisory contracts with Independence Investment LLC ("IIL"), formerly Independence Investment Associates, Inc. IIL is a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Funds are not responsible for payment of subadvier's fees.

The Adviser has agreed to limit the Funds' expenses to the following:
0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets at least until June 30, 2001. The expense reduction amounted to $8,926 for Independence Balanced Fund, none for Independence Diversified Core Equity Fund II and $46,786 for Independence Medium Capitalization Fund for the year ended February 28, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended February 28, 2001, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect wholly owned subsidiary of JHLICo. The Funds pay a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Stephen L. Brown and Ms. Maureen R. Ford are directors and officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liabilities for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short- term obligations and obligations of the U.S. government, for the year ended February 28, 2001 were as follows:

                             PURCHASES          PROCEEDS
                           -----------       -----------
Independence
Balanced Fund
U.S. Government
Securities                  $8,939,186       $10,281,471
Other Investments          123,272,231       147,375,548

Independence
Diversified Core
Equity Fund II             183,941,478       475,508,346

Independence Medium
Capitalization Fund         21,841,881        20,864,769

At February 28, 2001, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                             NET UNREALIZED
                             AGGREGATE  GROSS UNREALIZED  GROSS UNREALIZED     APPRECIATION/
                                  COST      APPRECIATION      DEPRECIATION    (DEPRECIATION)
                           -----------      ------------      ------------     ------------
Independence
Balanced
Fund                       $35,284,883        $5,096,163        $1,913,702        $3,182,461

Independence
Diversified
Core Equity
Fund II                    115,781,775        41,819,403        11,781,044        30,038,359

Independence
Medium
Capitalization
Fund                        14,060,369         2,333,072         1,144,181         1,188,891

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 2001, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 2001. Additional adjustments may be needed in subsequent reporting periods.

These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to treatment of certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                                           UNDISTRIBUTED       ACCUMULATED
                               CAPITAL    NET INVESTMENT      NET REALIZED
                               PAID-IN     INCOME (LOSS)       GAIN (LOSS)
                           -----------      ------------      ------------
Independence
Balanced
Fund                             ($599)             $199              $400

Independence
Diversified
Core Equity
Fund II                         (4,840)              435             4,405

Independence
Medium
Capitalization
Fund                              (273)              (16)              289

NOTE E --
CHANGE IN ACCOUNTING PRINCIPLE

The Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums on debt securities effective March 1, 2001. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds. The impact of this accounting change has not been determined but will result in a reclassification between the cost of securities and a corresponding reclassification in net unrealized appreciation (depreciation), based on securities held as of February 28, 2001.


INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Independence Balanced Fund, John Hancock Independence Diversified Core Equity Fund II and John Hancock Independence Medium Capitalization Fund) (the "Funds") as of February 28, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds constituting John Hancock Institutional Series Trust at February 28, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 30, 2001


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Funds for the fiscal year ended February 28, 2001.

The Funds designated the following as long-term capital gain dividends during the fiscal year ended February 28, 2001. Additionally, the following dividend distributions qualify for the dividends-received deduction available to corporations.

                                                      LONG-TERM   DIVIDENDS
                                                        CAPITAL    RECEIVED
                                               GAINS DESIGNATED   DEDUCTION
                                               ----------------   ---------
Independence Balanced Fund                           $4,690,902       17.02%
Independence Diversified Core Equity Fund II         84,003,340      100.00
Independence Medium Capitalization Fund                 805,410       12.33



NOTES

[This page intentionally left blank.]



NOTES

[This page intentionally left blank.]



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust. It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

KI00A   2/01
        4/01

The latest report from your
Fund's management team

SEMIANNUAL REPORT

Institutional
Series Trust

Independence Balanced Fund

Independence Diversified Core Equity Fund II

Independence Medium Capitalization Fund

AUGUST 31, 2001

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS".]



Table of Contents

                                                              Page

1) CEO Corner                                                    3

2) Portfolio Manager Commentary

   This commentary reflects the views of the portfolio management teams through the end of the Fund's period discussed in this report. Of course, the teams' views are subject to change as market and other conditios warrant.

   John Hancock Independence Balanced Fund                       4
   John Hancock Independence Diversified Core Equity Fund II     7
   John Hancock Independence Medium Capitalization Fund         10

3) Financial Statements                                         13

4) Notes to Financial Statements                                33


TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
* Members of Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and
Chief Executive Officer

William L. Braman
Executive Vice President and
Chief Investment Officer

Richard A. Brown
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

INVESTMENT SUBADVISER

Independence Investment LLC
53 State Street
Boston, MA 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, MA 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, MA 02109



[A 1" x 1" photo of Maureen R. Ford, Chairman and Chief Executive
Officer, flush right next to second paragraph.]

CEO CORNER

DEAR FELLOW SHAREHOLDERS,

The U.S. stock market has had a very difficult time so far in 2001, as the economy has slowed to a near standstill and the parade of corporate earnings disappointments has continued. The Federal Reserve aggressively began to attack the economic slowdown with interest-rate cuts totaling three percentage points between January and the end of August.

The Standard & Poor's 500 Index, a leading benchmark of large-cap stocks, lost 13.40% year-to-date through August. Bonds have outperformed stocks overall, producing mostly positive results, as they were the beneficiaries of the rate cuts and investors' search for safety. As we entered September, the stock market remained in turmoil, as investors were trying to get a clearer sense of the timetable for economic and corporate recovery.

Then on September 11, 2001, a terrorist attack of unspeakable horror was launched on the United States. We send our condolences to the victims' families and friends.

Apart from the immediate impact of devastating human loss, the events have understandably raised concerns about the broader repercussions on our country's economy and financial markets. We have great confidence in the United States economy, its financial systems and, above all, its people. Throughout history, they have withstood a range of challenges -- from the Great Depression, to wars, natural disasters and global financial turmoil -- and have emerged stronger thereafter. We encourage shareholders to keep this longer-term perspective, difficult as it may seem, when making investment decisions in the coming days.

Today, we are seeing the full resources of industry and the U.S. government working to bolster and sustain our systems. Although we expect market volatility in the near term, what remains certain is that the U.S. economic and financial systems are working and resilient. "The American economy is open for business," said Deputy Treasury Secretary Ken Dam the day after the attack. We never had any doubts.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JANE A. SHIGLEY AND JIM SHALLCROSS,
FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Balanced Fund

Economic weakness and earnings shortfalls push stocks lower; bonds rally as Fed cuts rates

Continued economic weakness, coupled with uncertainty and disappointment over corporate earnings, led to significant stock losses during the period. Although the U.S. economy narrowly escaped a recession during the six months ended August 31, 2001, the country was caught in a serious slump. Even the seven interest-rate cuts made by the Federal Reserve since January, which were meant to stimulate the economy, weren't enough to stop the stock market from sliding.

"...significant
 stock losses
 during the
 period."

[Pie chart at bottom left-hand column with heading "Portfolio
Diversification." The chart is divided into four sections (from top to left): U.S. Agencies 14%, U.S. Government 4%, Corporate Bonds 20% and Common Stock & Other 62%. A note below the chart reads "As a percentage of net assets on August 31, 2001."]

In contrast, bonds continued to soar, as rates fell and investors increasingly sought out the relative stability of fixed-income investments. Even corporate, agency and mortgage securities, which lagged their Treasury counterparts throughout much of 2000, got into the act, posting significant gains and outperforming Treasury securities in the process.

Fund performance

For the six-month period ended August 31, 2001, John Hancock Independence Balanced Fund posted a total return of -3.55%, at net asset value, compared with the average balanced fund's -3.34% return, according to Lipper, Inc. In the same period, a 50/50 blended index combining the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index returned -1.70%. For historical performance information, see page six. Our asset allocation remained at 60% to 65% in stocks and 35% to 40% in bonds.

Stocks: Leaders and laggards

Although the stock portion of the Fund suffered losses for the period, its losses were in line with those of the S&P 500 Index. However, there were some very strong performers among our holdings. Lowe's Co., a retailer of home-improvement products, benefited from the lower interest-rate environment and a surprisingly resilient housing market. First Data Corp., a technology-driven financial-services entity and one of our larger holdings, performed well thanks to continued strength in consumer spending. Diversified life insurers Hartford Financial and Lincoln National also produced strong returns.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with -4% at the bottom and 0% at the top. The first bar represents the -3.55% total return for John Hancock Independence Balanced Fund. The second bar represents the -3.34% total return for Average balanced fund. The third bar represents the -1.70% total return for 50% S&P 500 Index/50% L.B. Aggregate Bond Index. A note below the chart reads "The total return for John Hancock Independence Balanced Fund is at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Among the poorest performers were specialty retailers RadioShack and CVS. RadioShack's earnings suffered from reduced commission payments from Direct TV, as some customers bought the equipment but then pirated the signal. CVS stock suffered as the company warned that future earnings would not meet expectations. CVS also was hit by a shortage of pharmacists, which caused a shortfall in prescription and general sales as customers tired of waiting in line. Drug stocks, such as Pharmacia and Merck, were hurt by the slowing in new drug approvals by the FDA.

Bonds: Focus on higher-yielding alternatives

Throughout much of the period, we maintained our focus on higher-yielding alternatives to Treasuries, including corporate and mortgage securities. That aided our performance because these groups outpaced their Treasury counterparts during the period. More recently, we've pared some of our corporate holdings in the automobile and telephone sectors, locking in their earlier strong gains and looking for more attractive opportunities elsewhere. Rather than position the Fund to benefit from rising or falling interest rates, we kept the Fund's duration -- a gauge of interest rate-sensitivity -- in line with the bond market overall. We typically maintain that stance because incorrectly positioning the Fund to benefit from interest-rate changes could easily overwhelm other factors, such as security selection.

"....we
 maintained
 our focus
 on higher-
 yielding
 alternatives
 to
 Treasuries..."

Outlook

Shortly after the Fund's period ended, the tragic terrorist attacks on the World Trade Center and the Pentagon rocked the nation. We continue to closely monitor the impact of these events on financial markets, adjusting our investment stance accordingly. As always, we'll continue to rely on our in-depth analysis in choosing investments for the Fund.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001
                                                               SINCE
                                SIX       ONE       FIVE   INCEPTION
                             MONTHS      YEAR      YEARS     (7/6/95)
                            -------   -------    -------    -------
Cumulative Total Returns     (3.55%)   (11.35%)   55.24%      73.28%
Average Annual Total Returns    --     (11.35%)    9.20%       9.34%

YIELD

As of August 31, 2001

                                                          SEC 30-DAY
                                                               YIELD
                                                             -------

John Hancock Independence Balanced Fund                         1.95%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Independence Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in a 50/50 blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Lehman Brothers Aggregate Bond Index is an unmanaged index that includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Balanced Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the 50/50 blended index of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index and is equal to $19,282 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Balanced Fund on July 6, 1995 and is equal to $17,328 as of August 31, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified
Core Equity Fund II

Weak economy keeps stocks on the ropes

The slowdown that began in earnest in the fall of 2000 continued to tighten its grip on the U.S. economy during the period. Revised estimates for second-quarter GDP (gross domestic product) were scaled back to an annual rate of just 0.2%, representing the weakest growth in more than eight years. Capital spending by businesses was hit hardest, while consumer spending remained surprisingly strong, with demand for housing particularly resilient. However, analysts worried about the consumer's ability to continue spending in the face of mounting corporate layoffs, which reached record levels in July.

[Table at bottom left-hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 4.9%, the second is Pfizer 3.9%, the third Citigroup 3.8%, the fourth ExxonMobil 3.7% and the fifth Microsoft 3.1%. A note below the table reads "As a percentage of net assets on August 31, 2001."]

After two interest-rate cuts in January 2001, the Federal Reserve Board continued to ease aggressively during the period. Half-point rate reductions in March, April and May were followed by quarter-point reductions in June and August, leaving the target federal funds rate at 3.50%.

"Stock
 selection in
 technology
 made a
 positive
 contribution
 to the Fund's
 performance
 relative to
 the S&P
 500."

Stocks responded to the deepening contraction by falling sharply in March. In April, bargain-hunters triggered a technology-led rally, which was also helped by the Fed's surprise rate cut on April 18. Buoyed by the hope that aggressive Fed easing would rescue the economy, investors pushed stocks higher through most of May. By late May, relentlessly discouraging news on the economy and corporate earnings began to undermine the rally, and share prices backed off over the summer. During the final week of August, news that consumer confidence had fallen to its lowest level in four months triggered a sharp sell-off that brought the Standard & Poor's 500 Index down near its March lows.

Performance summary

For the six months ending August 31, 2001, the John Hancock Independence Diversified Core Equity Fund II had a total return of -8.21%, slightly trailing the -7.97% return of the S&P 500 Index, but beating the -9.18% mark posted by the average large-cap value fund, according to Lipper, Inc. Historical performance can be found on page nine. Once again, value stocks far outdistanced growth stocks, while the small-cap sector maintained its edge over large-cap stocks.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 2% with -10% at the bottom and 0% at the top. The first bar represents the -8.21% total return for John Hancock Independence Diversified Core Equity Fund II. The second bar represents the -9.18% total return for Average large-cap value fund. The third bar represents the -7.97% total return for S&P 500 Index. A note below the chart reads "The total return for John Hancock Independence Diversified Core Equity Fund II is at net asset value with all distributions reinvested. The average large-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

The Fund's strategy of seeking undervalued stocks of companies with improving fundamentals enabled it to avoid many of the worst earnings surprises. However, in many cases even the companies themselves were surprised by the swiftness and extent of the damage to their financial results. In such a volatile environment with minimal earnings visibility, we consider it a small victory to have finished roughly in line with our benchmark.

Stock selection in technology made a positive contribution to the Fund's performance relative to the S&P 500 Index. For example, the Fund was helped by Intuit, a maker of personal finance software, which in August reported a smaller-than-expected net loss for its fiscal fourth quarter ending July 31, 2001. Moreover, although the Fund was hurt on an absolute basis by its holdings of network equipment giant Cisco Systems, which declined sharply during the period, our substantially underweighted position in Cisco helped performance versus the benchmark.

Lowe's and TJX were two retailers that made our list of top performers. Lowe's is a competitor of Home Depot that benefited from a strong housing market and aggressive expansion into large metropolitan markets. TJX, owner of T.J. Maxx and other retailing operations, was helped by continued strength in consumer spending and consumers' increasing focus on finding bargains in a weak economy.

On the down side, General Electric declined sharply due to investors' disappointment over the failed merger with Honeywell. Qwest
Communications, a telephone service provider, sharply reduced its growth estimates, and we liquidated the position entirely.

"Regardless
 of what
 happens, our
 disciplined
 strategy will
 not waver."

Outlook

The terrorist attacks that occurred shortly after the end of our reporting period on September 11, 2001, could have important political and economic ramifications that are difficult to foresee at the present time. The U.S. economy is already fragile, and any event that undermines consumer and investor confidence could have a negative effect on stock prices, at least in the short term. On the positive side, low inflation and a vigilant Fed provide some cause for optimism. Regardless of what happens, our disciplined strategy will not waver. We believe we can add value by keeping our focus on finding high-quality stocks using our tested selection process that has proven its worth over complete market cycles.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001
                                                              SINCE
                                 SIX       ONE      FIVE  INCEPTION
                              MONTHS      YEAR     YEARS   (3/10/95)
                             -------   -------   -------    -------
Cumulative Total Returns      (8.21%)  (22.44%)   72.63%    131.71%
Average Annual Total Returns      --   (22.44%)   11.54%     13.85%


Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in John Hancock Independence Diversified Core Equity Fund II would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Diversified Core Equity Fund II, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $25,923 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Diversified Core Equity Fund II on March 10, 1995 and is equal to $23,171 as of August 31, 2001.]



BY STEPHEN LANZENDORF FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Medium
Capitalization Fund

Mid caps bear up well as slowing trend continues

At the beginning of the current reporting period, investors were still hopeful that a proactive Federal Reserve Board could avert a prolonged economic slowdown. The Fed had trimmed short-term interest rates twice in January and, with the stock market falling sharply and more bad news on the economy in February, more rate cuts were widely expected in the spring.

"Investors'
 increasing
 preoccupation
 with
 value was a
 favorable
 factor for
 the Fund..."

[Table at bottom left-hand column entitled "Top Five Stock Holdings." The first listing is Allegheny Energy 2.0%, the second is UST, Inc. 1.9%, the third Family Dollar Stores 1.8%, the fourth SunGard Data Systems 1.7% and the fifth Trigon Healthcare 1.7%. A note below the table reads "As a percentage of net assets on August 31, 2001."]

The Fed performed as anticipated, cutting rates five times during the period. Although the markets responded with a rally during April and most of May, continued disappointing news on the economy and corporate earnings more than offset the positive effects of falling interest rates. As a result, stocks backed off during the summer and closed the period not far from their spring lows. As the end of August drew near, the markets were unsettled by waning consumer confidence numbers and the news that in the second quarter the economy registered its slowest growth in more than eight years.

Mid-cap stocks, favored with more modest valuations than the large-cap sector, generally weathered the storm well. In line with recent trends, value outperformed growth, as investors retreated to relatively inexpensive stocks with stable earnings growth.

Performance summary

For the six months ending August 31, 2001, the John Hancock Independence Medium Capitalization Fund had a total return of -2.38%, trailing the -0.19% return of the Standard & Poor's MidCap 400 Index. However, the Fund finished slightly ahead of the -2.42% return of the average multi-cap value fund, according to Lipper, Inc. Historical performance can be found on page 12.

Investors' increasing preoccupation with value was a favorable factor for the Fund, with its emphasis on undervalued stocks of companies with improving fundamentals. The most negative influence was a rapidly deteriorating earnings environment. Things got so bad that many companies refused to offer guidance about future performance because they themselves had no clue about what to expect. The lack of earnings visibility made it difficult to make rational decisions about valuations.

[Bar chart at top of left-hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended August 31, 2001." The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -2.38% total return for John Hancock Independence Medium Capitalization Fund. The second bar represents the -2.42% total return for Average multi-cap value fund. The third bar represents the -0.19% total return for S&P Midcap 400 Index. A note below the chart reads "The total return for John Hancock Independence Medium Capitalization Fund is at net asset value with all distributions reinvested. The average multi-cap value fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Looking at sectors, an overweighting in health care was a positive influence, as was stock selection in health care, consumer staples, communication services and technology. On the other hand, the Fund had an overweighting in technology and an underweighting in financials, both of which hurt performance versus the benchmark.

Semiconductor manufacturer Lam Research was one positive contributor amid a sea of minus signs for our technology holdings. Semiconductor stocks were early to decline and have benefited lately from speculation that an economic upturn might not be far off. Lands' End, a clothing retailer, had sold off to very attractive levels near the beginning of the period and reflected the resilience in consumer spending. AK Steel also recovered significantly from where it traded early in the period, in part on the news that the Bush administration will impose restrictions on steel imports and thus reduce the supply available from foreign competitors.

Turning to detractors, BJ Services and Noble Drilling are both highly dependent on natural gas prices, which declined dramatically during the period due to weaker industrial demand and average summer temperatures. Comverse Technology, a provider of software used in the telecommunications industry, collapsed in July after significantly lowering its guidance for future revenues and earnings. Electronics retailer RadioShack struggled in the face of weakening sales for cellular phones, PCs and other technology products.

"...we are
 confident
 that the Fed
 will persist
 in its effort
 to turn the
 economy
 around."

Outlook

This outlook is being written in the days immediately following the terrorist attacks of September 11, 2001. Of course, the costs in human suffering of these events are incalculable. Looking at the economic impact, there are certain industries, such as the airlines and insurance, which could be adversely affected in the short run. However, we believe that the economy as a whole will hold up relatively well unless there is a significant downturn in consumer sentiment. Furthermore, we are confident that the Fed will persist in its effort to turn the economy around. The Fund's management team will focus on what we do best, which is picking stocks according to a disciplined method that has proven its value over time.



A LOOK AT PERFORMANCE

For the period ended August 31, 2001
                                                              SINCE
                                 SIX       ONE      FIVE  INCEPTION
                              MONTHS      YEAR     YEARS   (10/2/95)
                             -------   -------   -------    -------
Cumulative Total Returns      (2.38%)   (8.58%)  103.30%    124.72%
Average Annual Total Returns      --    (8.58%)   15.25%     14.67%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

All figures represent past performance and are no guarantee of future results. The performance table above and the chart on the right do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Note to Performance

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock Independence Medium Capitalization Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's MidCap 400 Index, an unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. It consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is not possible to invest in an index.

[Line chart with the heading John Hancock Independence Medium Capitalization Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's Midcap 400 Index and is equal to $24,702 as of August 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Medium Capitalization Fund on October 2, 1995 and is equal to $22,472 as of August 31 , 2001.]



FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust


Statements of Assets and Liabilities
August 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE           INDEPENDENCE
                                                INDEPENDENCE   DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                               BALANCED FUND     EQUITY FUND II                   FUND
                                               -------------     --------------  ---------------------
Assets:
Investments at value (cost -
$27,822,862, $91,049,755 and
$11,027,423, respectively)                       $30,635,557       $114,845,509            $11,916,142
Joint repurchase agreement (cost -
$3,348,000, $1,397,000 and
$171,000, respectively)                            3,348,000          1,397,000                171,000
                                                 -----------        -----------            -----------
                                                  33,983,557        116,242,509             12,087,142
Cash                                                     469                476                    305
Receivable for investments sold                           --             27,359                     --
Dividends and interest receivable                    115,804            170,486                 13,781
Other assets                                           6,777             58,965                  1,327
                                                 -----------        -----------            -----------
Total Assets                                      34,127,007        116,499,795             12,102,555
------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                  3,937,647                 --                     --
Payable for shares repurchased                        41,337             82,295                  5,364
Payable to affiliates                                 13,535             51,230                    772
Accounts payable and accrued
expenses                                              29,189            135,991                 23,034
                                                 -----------        -----------            -----------
Total Liabilities                                  4,021,708            269,516                 29,170
------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   28,447,922         78,709,976             11,023,678
Accumulated net realized gain
(loss) on investments                             (1,231,271)        13,568,071                154,581
Net unrealized appreciation of
investments                                        2,812,695         23,795,754                888,719
Undistributed net investment income                   75,953            156,478                  6,407
                                                 -----------        -----------            -----------
Net Assets                                       $30,105,299       $116,230,279            $12,073,385
======================================================================================================

Net Asset Value Per Share:
(Based on 3,315,412, 14,256,553 and
1,050,470 shares, respectively, of
beneficial interest outstanding -
unlimited number of shares
authorized with no par value)                          $9.08              $8.15                 $11.49
======================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of August 31, 2001. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statement of Operations
Six months ended August 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------------
                                                                   INDEPENDENCE           INDEPENDENCE
                                                INDEPENDENCE   DIVERSIFIED CORE  MEDIUM CAPITALIZATION
                                               BALANCED FUND     EQUITY FUND II                   FUND
                                               -------------     --------------  ---------------------
Investment Income:
Interest (including income on
securities loaned of none, $910
and $10, respectively)                              $351,578            $42,947                 $6,279
Dividends (net of foreign
withholding tax of $1,044, $9,387
and $325, respectively)                              145,071            895,787                 69,199
                                               -------------     --------------  ---------------------
                                                     496,649            938,734                 75,478
                                               -------------     --------------  ---------------------
Expenses:
Investment management fee                            120,664            346,138                 57,817
Custodian fee                                         17,249             32,556                 11,879
Registration and filing fee                           14,302             46,588                 12,565
Auditing fee                                          11,393             16,333                  7,776
Transfer agent fee                                     8,619             34,614                  3,614
Accounting and legal services fee                      3,462             13,891                  1,371
Printing                                               2,666              4,707                  3,877
Miscellaneous                                          1,029              4,116                    440
Legal fee                                                289                689                     94
Trustees' fee                                            282              9,551                    201
Interest expense                                          --                 --                    144
                                               -------------     --------------  ---------------------
Total Expenses                                       179,955            509,183                 99,778
Less Expense Reductions                              (24,816)           (24,456)               (27,507)
------------------------------------------------------------------------------------------------------
Net Expenses                                         155,139            484,727                 72,271
------------------------------------------------------------------------------------------------------
Net Investment Income                                341,510            454,007                  3,207
------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on
investments sold                                    (905,852)        (4,389,731)               185,651
Change in net unrealized
depreciation of investments                         (525,043)        (6,533,958)              (384,276)
                                               -------------     --------------  ---------------------
Net Realized and Unrealized Loss on
Investments                                       (1,430,895)       (10,923,689)              (198,625)
------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                        ($1,089,385)      ($10,469,682)             ($195,418)
======================================================================================================

The Statement of Operations summarizes, for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

See notes to financial statements.





Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENCE                INDEPENDENCE DIVERSIFIED
                                                       BALANCED FUND                   CORE EQUITY FUND II
                                           ----------------------------------  -----------------------------------
                                                             SIX MONTHS ENDED                     SIX MONTHS ENDED
                                                  YEAR ENDED  AUGUST 31, 2001          YEAR ENDED  AUGUST 31, 2001
                                           FEBRUARY 28, 2001       (UNAUDITED)  FEBRUARY 28, 2001       (UNAUDITED)
                                           -----------------  ---------------   -----------------  ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $1,293,456         $341,510          $2,076,952         $454,007
Net realized gain (loss)                           3,773,845         (905,852)         76,477,429       (4,389,731)
Change in net unrealized
appreciation (depreciation)                       (2,214,398)        (525,043)        (61,720,858)      (6,533,958)
                                           -----------------  ---------------   -----------------  ---------------
Net Increase (Decrease) in Net
Assets from Operations                             2,852,903       (1,089,385)         16,833,523      (10,469,682)
                                           -----------------  ---------------   -----------------  ---------------
Distributions to Shareholders:
From net investment income                        (1,361,734)        (385,121)         (2,263,269)        (478,885)
From net realized gain                            (5,809,948)              --         (87,327,788)              --
                                           -----------------  ---------------   -----------------  ---------------
Total Distributions to Shareholders               (7,171,682)        (385,121)        (89,591,057)        (478,885)
                                           -----------------  ---------------   -----------------  ---------------
From Fund Share Transactions: *
Shares sold                                       16,398,287        3,534,711          95,730,680       55,742,745
Shares issued to shareholders in
reinvestment of distributions                      7,176,062          384,882          89,504,771          478,101
                                           -----------------  ---------------   -----------------  ---------------
                                                  23,574,349        3,919,593         185,235,451       56,220,846
Less shares repurchased                          (44,268,315)      (7,976,410)        (391,359,218)    (76,036,696)
                                           -----------------  ---------------   -----------------  ---------------
Net Decrease                                     (20,693,966)      (4,056,817)        (206,123,767)    (19,815,850)
                                           -----------------  ---------------   -----------------  ---------------

Net Assets:
Beginning of period                               60,649,367       35,636,622         425,875,997      146,994,696
                                           -----------------  ---------------   -----------------  ---------------
End of period (including
undistributed net investment
income of $136,745, $75,953,
$181,356 and $156,478,
respectively)                                    $35,636,622      $30,105,299        $146,994,696     $116,230,279
                                           =================  ===============   =================  ===============

* Analysis of Fund Share Transactions:
Shares sold                                        1,426,451          375,897           6,422,487        6,229,720
Shares issued to shareholders in
reinvestment of distributions                        722,973           41,391           9,626,939           55,520
                                           -----------------  ---------------   -----------------  ---------------
                                                   2,149,424          417,288          16,049,426        6,285,240
Less shares repurchased                           (3,857,647)        (846,985)        (29,473,073)      (8,530,135)
                                           -----------------  ---------------   -----------------  ---------------
Net Decrease                                      (1,708,223)        (429,697)        (13,423,647)      (2,244,895)
                                           =================  ===============   =================  ===============

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.





Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------
                                                                  INDEPENDENCE MEDIUM
                                                                  CAPITALIZATION FUND
                                                         -----------------------------------
                                                                            SIX MONTHS ENDED
                                                                YEAR ENDED   AUGUST 31, 2001
                                                         FEBRUARY 28, 2001        (UNAUDITED)
                                                         -----------------   ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                              $42,606            $3,207
Net realized gain                                                1,811,066           185,651
Change in net unrealized
appreciation (depreciation)                                       (232,293)         (384,276)
                                                         -----------------   ---------------
Net Increase (Decrease) in Net
Assets from Operations                                           1,621,379          (195,418)
                                                         -----------------   ---------------
Distributions to Shareholders:
From net investment income                                         (42,957)               --
From net realized gain                                          (2,369,957)               --
                                                         -----------------   ---------------
Total Distributions to Shareholders                             (2,412,914)               --
                                                         -----------------   ---------------
From Fund Share Transactions: *
Shares sold                                                      7,383,548         2,383,394
Shares issued to shareholders in
reinvestment of distributions                                    2,412,726                --
                                                         -----------------   ---------------
                                                                 9,796,274         2,383,394
Less shares repurchased                                         (6,545,189)       (4,995,966)
                                                         -----------------   ---------------
Net Increase (Decrease)                                          3,251,085        (2,612,572)
                                                         -----------------   ---------------

Net Assets:
Beginning of period                                             12,421,825        14,881,375
                                                         -----------------   ---------------
End of period (including
undistributed net investment
income of $3,200 and $6,407,
respectively)                                                  $14,881,375       $12,073,385
                                                         =================   ===============

* Analysis of Fund Share Transactions:
Shares sold                                                        545,802           200,371
Shares issued to shareholders in
reinvestment of distributions                                      204,296                --
                                                         -----------------   ---------------
                                                                   750,098           200,371
Less shares repurchased                                           (483,464)         (414,092)
                                                         -----------------   ---------------
Net Increase (Decrease)                                            266,634          (213,721)
                                                         =================   ===============

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Financial Highlights

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------
                                                                                                        SIX
                                                                                               MONTHS ENDED
                                        YEAR ENDED FEBRUARY 28,       YEAR ENDED   YEAR ENDED     AUGUST 31,
                                 ----------------------------------  FEBRUARY 29, FEBRUARY 28,         2001
                                     1997         1998         1999         2000         2000    (UNAUDITED)
                                 --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                              $9.25        $9.94       $11.42       $11.99       $11.12        $9.52
                                 --------     --------     --------     --------     --------     --------
Net Investment Income(1)             0.38         0.38         0.26         0.27         0.28         0.10
Net Realized and Unrealized
Gain (Loss) on Investments           0.73         1.60         1.37        (0.02)        0.10        (0.44)
                                 --------     --------     --------     --------     --------     --------
Total from Investment
Operations                           1.11         1.98         1.63         0.25         0.38        (0.34)
                                 --------     --------     --------     --------     --------     --------

Less Distributions:
From Net Investment Income          (0.34)       (0.35)       (0.29)       (0.28)       (0.30)       (0.10)
From Net Realized Gain              (0.08)       (0.15)       (0.77)       (0.84)       (1.68)          --
                                 --------     --------     --------     --------     --------     --------
Total Distributions                 (0.42)       (0.50)       (1.06)       (1.12)       (1.98)       (0.10)
                                 --------     --------     --------     --------     --------     --------
Net Asset Value, End of
Period                              $9.94       $11.42       $11.99       $11.12        $9.52        $9.08
                                 ========     ========     ========     ========     ========     ========
Total Return(2,3)                  12.36%       20.44%       14.50%        1.83%        3.13%       (3.55%)(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                    $13,093      $77,116      $82,969      $60,649      $35,637      $30,105
Ratio of Expenses to Average
Net Assets                          0.90%        0.90%        0.90%        0.90%        0.90%        0.90%(5)
Ratio of Adjusted Expenses to
Average Net Assets(6)               1.64%        1.06%        0.95%        0.96%        0.91%        1.04%(5)
Ratio of Net Investment
Income to Average Net Assets        3.96%        3.52%        2.26%        2.26%        2.51%        1.98%(5,7)
Portfolio Turnover Rate              149%         224%         158%         268%         261%          94%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment.
(3) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(4) Not annualized.
(5) Annualized.
(6) Does not take into consideration expense reductions during the periods shown.
(7) Had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 2.03%.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains
(losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------
                                                                                                        SIX
                                                                                               MONTHS ENDED
                                        YEAR ENDED FEBRUARY 28,       YEAR ENDED   YEAR ENDED     AUGUST 31,
                                 ----------------------------------  FEBRUARY 29, FEBRUARY 28,         2001
                                     1997         1998         1999         2000         2000    (UNAUDITED)
                                 --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                             $10.96       $12.76       $15.34       $15.69       $14.23        $8.91
                                 --------     --------     --------     --------     --------     --------
Net Investment Income(1)             0.20         0.17         0.12         0.09         0.09         0.03
Net Realized and Unrealized
Gain (Loss) on Investments           2.23         3.91         2.76         0.34        (0.29)       (0.76)
                                 --------     --------     --------     --------     --------     --------
Total from Investment
Operations                           2.43         4.08         2.88         0.43        (0.20)       (0.73)
                                 --------     --------     --------     --------     --------     --------

Less Distributions:
From Net Investment Income          (0.19)       (0.17)       (0.14)       (0.09)       (0.10)       (0.03)
From Net Realized Gains             (0.44)       (1.33)       (2.39)       (1.80)       (5.02)          --
                                 --------     --------     --------     --------     --------     --------
Total Distributions                 (0.63)       (1.50)       (2.53)       (1.89)       (5.12)       (0.03)
                                 --------     --------     --------     --------     --------     --------

Net Asset Value, End of
Period                             $12.76       $15.34       $15.69       $14.23        $8.91        $8.15
                                 ========     ========     ========     ========     ========     ========
Total Return(2)                    22.63%       33.61%       18.98%        1.99%       (2.68%)      (8.21%)(3,4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                   $320,029     $572,093     $552,296     $425,876     $146,995     $116,230
Ratio of Expenses to Average
Net Assets                          0.67%        0.65%        0.63%        0.64%        0.67%        0.70%(5)
Ratio of Adjusted Expenses to
Average Net Assets(6)                  --           --           --           --           --        0.74%(5)
Ratio of Net Investment
Income to Average Net Assets        1.65%        1.12%        0.76%        0.57%        0.61%        0.66%(5)
Portfolio Turnover Rate               81%          76%          55%          69%          56%          19%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment.
(3) Not annualized.
(4) Total return would have been lower had certain expenses not been reduced during the period shown.
(5) Annualized.
(6) Does not take into consideration expense reductions during the period shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Financial Highlights (continued)

The following tables include selected data for a share outstanding throughout each period, total investment return, key ratios and supplemental data.
-----------------------------------------------------------------------------------------------------------
                                                                                                        SIX
                                                                                               MONTHS ENDED
                                        YEAR ENDED FEBRUARY 28,       YEAR ENDED   YEAR ENDED     AUGUST 31,
                                 ----------------------------------  FEBRUARY 29, FEBRUARY 28,         2001
                                     1997         1998         1999         2000         2000    (UNAUDITED)
                                 --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of
Period                              $9.29       $10.45       $13.30       $12.04       $12.45       $11.77
                                 --------     --------     --------     --------     --------     --------
Net Investment Income(1)             0.12         0.09         0.08         0.06         0.04           --(2)
Net Realized and Unrealized
Gain (Loss) on Investments           1.45         3.69         0.06         1.58         1.60        (0.28)
                                 --------     --------     --------     --------     --------     --------
Total from Investment
Operations                           1.57         3.78         0.14         1.64         1.64        (0.28)
                                 --------     --------     --------     --------     --------     --------

Less Distributions:
From Net Investment Income          (0.12)       (0.09)       (0.09)       (0.06)       (0.04)          --
From Net Realized Gain              (0.29)       (0.84)       (1.31)       (1.17)       (2.28)          --
                                 --------     --------     --------     --------     --------     --------
Total Distributions                 (0.41)       (0.93)       (1.40)       (1.23)       (2.32)          --
                                 --------     --------     --------     --------     --------     --------
Net Asset Value, End of
Period                             $10.45       $13.30       $12.04       $12.45       $11.77       $11.49
                                 ========     ========     ========     ========     ========     ========
Total Return(3,4)                  17.19%       37.30%        0.96%       14.18%       13.14%       (2.38%)(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                     $5,240       $9,722      $10,407      $12,422      $14,881      $12,073
Ratio of Expenses to Average
Net Assets                          1.00%        1.00%        1.00%        1.00%        1.00%        1.00%(6)
Ratio of Adjusted Expenses to
Average Net Assets(7)               2.70%        1.36%        1.60%        1.52%        1.32%        1.38%(6)
Ratio of Net Investment
Income to Average Net Assets        1.26%        0.75%        0.59%        0.44%        0.29%        0.04%(6)
Portfolio Turnover Rate               78%          65%          67%         136%         145%          33%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Less than $0.01 per share.
(3) Assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Annualized.
(6) Not annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Balanced Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Balanced
Fund on August 31, 2001. It's divided into four main categories: common stocks, corporate bonds,
U.S. government and agencies securities, and short-term investments. The common stocks and corporate bonds are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.05%)
Omnicom Group, Inc.                                                           200         $15,558
                                                                                   --------------
Aerospace (1.30%)
General Dynamics Corp.                                                      2,100         165,816
United Technologies Corp.                                                   3,300         225,720
                                                                                   --------------
                                                                                          391,536
                                                                                   --------------
Automobile/Trucks (0.98%)
Ford Motor Co.                                                              7,700         152,999
Lear Corp.*                                                                 2,200          79,728
Visteon Corp.                                                               3,600          61,560
                                                                                   --------------
                                                                                          294,287
                                                                                   --------------
Banks - United States (3.44%)
Bank of America Corp.                                                       3,300         202,950
Bank of New York Co., Inc. (The)                                            3,800         150,860
Comerica, Inc.                                                              2,600         155,350
FleetBoston Financial Corp.                                                 2,300          84,709
Mellon Financial Corp.                                                      3,100         109,275
U.S. Bancorp                                                               13,700         332,088
                                                                                   --------------
                                                                                        1,035,232
                                                                                   --------------
Beverages (1.04%)
Anheuser-Busch Cos., Inc.                                                   3,200         137,728
PepsiCo, Inc.                                                               3,700         173,900
                                                                                   --------------
                                                                                          311,628
                                                                                   --------------
Building (0.76%)
Black & Decker Corp. (The)                                                  3,300         129,789
Danaher Corp.                                                               1,800         100,026
                                                                                   --------------
                                                                                          229,815
                                                                                   --------------
Chemicals (2.05%)
Air Products & Chemicals, Inc.                                              3,300         139,920
Dow Chemical Co.                                                            7,500         262,950
Eastman Chemical Co.                                                        1,500          58,185
Praxair, Inc.                                                               3,300         155,331
                                                                                   --------------
                                                                                          616,386
                                                                                   --------------
Computers (7.19%)
Adobe Systems, Inc.                                                         2,200          73,942
BMC Software, Inc.*                                                         2,100          33,600
Cisco Systems, Inc.*                                                        3,100          50,623
Dell Computer Corp.*                                                        9,400         200,972
Electronic Data Systems Corp.                                               2,000         117,960
First Data Corp.                                                            3,300         217,305
International Business Machines Corp.                                       4,000         400,000
Intuit, Inc.*                                                               1,700          64,226
Lexmark International, Inc.*                                                2,900         150,945
Microsoft Corp.*                                                           10,600         604,730
Oracle Corp.*                                                              11,100         135,531
SunGard Data Systems, Inc.*                                                 4,800         113,520
                                                                                   --------------
                                                                                        2,163,354
                                                                                   --------------
Cosmetics & Personal Care (0.44%)
Avon Products, Inc.                                                         2,900         133,777
                                                                                   --------------
Diversified Operations (4.66%)
General Electric Co.                                                       21,700         889,266
Minnesota Mining & Manufacturing Co.                                        1,700         176,970
Tyco International Ltd.                                                     6,500         337,675
                                                                                   --------------
                                                                                        1,403,911
                                                                                   --------------
Electronics (4.04%)
Analog Devices, Inc.*                                                       1,700          81,226
Applied Materials, Inc.*                                                    1,900          81,871
Intel Corp.                                                                18,300         511,668
KLA-Tencor Corp.*                                                           3,200         157,248
Linear Technology Corp.                                                     2,900         119,132
Maxim Integrated Products, Inc.*                                            2,300         106,283
Tektronix, Inc.*                                                            2,600          50,804
Texas Instruments, Inc.                                                     2,600          86,060
Waters Corp.*                                                                 700          23,191
                                                                                   --------------
                                                                                        1,217,483
                                                                                   --------------
Energy (0.07%)
Calpine Corp.*                                                                600          19,812
                                                                                   --------------
Finance (3.98%)
Citigroup, Inc.                                                            15,200         695,400
Concord EFS, Inc.*                                                          1,300          68,211
J.P. Morgan Chase & Co.                                                     3,800         149,720
Stilwell Financial, Inc.                                                    3,400          97,240
Washington Mutual, Inc.                                                     5,000         187,200
                                                                                   --------------
                                                                                        1,197,771
                                                                                   --------------
Food (0.76%)
Archer Daniels Midland Co.                                                  8,190         109,992
Kraft Foods, Inc. (Class A)                                                 1,700          54,825
Sara Lee Corp.                                                              2,900          63,800
                                                                                   --------------
                                                                                          228,617
                                                                                   --------------
Insurance (3.02%)
American International Group, Inc.                                          3,600         281,520
Hartford Financial Services Group, Inc.
(The)                                                                       3,600         233,280
Lincoln National Corp.                                                      2,500         124,650
Marsh & McLennan Cos., Inc.                                                   600          55,740
St. Paul Cos., Inc. (The)                                                   2,800         117,684
Torchmark Corp.                                                             2,300          97,152
                                                                                   --------------
                                                                                          910,026
                                                                                   --------------
Leisure (0.55%)
Disney (Walt) Co. (The)                                                     6,500         165,295
                                                                                   --------------
Media (1.84%)
AOL Time Warner, Inc.*                                                      4,400         164,340
Clear Channel Communications, Inc.*                                         1,300          65,351
Liberty Media Corp. (Class A)*                                              8,500         129,200
Viacom, Inc. (Class B)*                                                     4,600         195,040
                                                                                   --------------
                                                                                          553,931
                                                                                   --------------
Medical (8.38%)
Abbott Laboratories #                                                       4,000         198,800
Allergan, Inc.                                                              2,200         158,950
American Home Products Corp. #                                              3,700         207,200
Invitrogen Corp.*                                                             800          54,424
Johnson & Johnson                                                           5,700         300,447
Lincare Holdings, Inc.*                                                     2,800          79,548
Merck & Co., Inc.                                                           5,400         351,540
Pfizer, Inc. #                                                             18,800         720,228
Pharmacia Corp.                                                             3,700         146,520
Schering-Plough Corp.                                                       3,000         114,390
Tenet Healthcare Corp.*                                                     1,900         105,298
Trigon Healthcare, Inc.*                                                    1,300          84,175
                                                                                   --------------
                                                                                        2,521,520
                                                                                   --------------
Mortgage Banking (0.91%)
Fannie Mae                                                                  3,600         274,356
                                                                                   --------------
Office (0.53%)
Avery Dennison Corp.                                                        2,000         102,820
Reynolds & Reynolds Co. (The)
(Class A)                                                                   2,300          57,270
                                                                                   --------------
                                                                                          160,090
                                                                                   --------------
Oil & Gas (5.20%)
BJ Services Co.*                                                            3,000          67,290
BP Amoco Plc American Depositary
Receipt (ADR) (United Kingdom)                                              1,600          81,408
Chevron Corp.                                                               2,500         226,875
Conoco, Inc. (Class A)*                                                     3,100          91,915
Enron Corp.                                                                 3,100         108,469
Exxon Mobil Corp.                                                          14,800         594,220
Kerr-McGee Corp.                                                            1,100          64,251
Royal Dutch Petroleum Co. ADR
(Netherlands)                                                               4,400         249,172
USX - Marathon Group                                                        2,600          81,926
                                                                                   --------------
                                                                                        1,565,526
                                                                                   --------------
Paper & Paper Products (0.25%)
Kimberly-Clark Corp.                                                        1,200          74,460
                                                                                   --------------
Retail (5.07%)
Abercrombie & Fitch Co. (Class A)*                                          2,000          60,680
Bed Bath & Beyond, Inc.*                                                    2,900          83,665
CVS Corp.                                                                   1,600          57,776
Home Depot, Inc. (The)                                                      5,700         261,915
Kohl's Corp.*                                                               4,300         238,650
Lowe's Cos., Inc.                                                           7,100         264,120
Target Corp.                                                                4,200         145,530
TJX Cos., Inc.                                                              3,500         122,850
Toys R Us, Inc.*                                                            2,200          52,646
Walgreen Co.                                                                2,200          75,570
Wal-Mart Stores, Inc.                                                       3,400         163,370
                                                                                   --------------
                                                                                        1,526,772
                                                                                   --------------
Soap & Cleaning Preparations (0.36%)
Colgate-Palmolive Co.                                                       2,000         108,300
                                                                                   --------------
Telecommunications (2.94%)
Broadwing, Inc.*                                                            4,000          71,840
QUALCOMM, Inc.*                                                             2,800         164,780
Sprint Corp*                                                                6,800         169,864
Verizon Communications, Inc. #                                              9,600         480,000
                                                                                   --------------
                                                                                          886,484
                                                                                   --------------
Tobacco (1.15%)
Philip Morris Cos., Inc.                                                    7,300         346,020
                                                                                   --------------
Transport (0.30%)
Burlington Northern Santa Fe Corp.                                          3,300          89,463
                                                                                   --------------
Utilities (2.23%)
Allegheny Energy, Inc.                                                      3,000         132,240
Duke Energy Corp.                                                           3,000         117,930
Dynegy, Inc. (Class A)                                                      1,900          80,123
El Paso Corp.                                                               1,900          92,321
SBC Communications, Inc.                                                    6,100         249,551
                                                                                   --------------
                                                                                          672,165
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $16,683,240)                                                        (63.49%)     19,113,575
                                                                   --------------  --------------





                                                             INTEREST        CREDIT        PAR VALUE
ISSUER, DESCRIPTION                                              RATE        RATING**  (000s OMITTED)         VALUE
-------------------                                         ---------      --------    -------------  -------------
CORPORATE BONDS
Aerospace (0.27%)
Lockheed Martin Corp.,
Bond 12-01-29                                                   8.500%         BBB-             $70         $81,813
                                                                                                     --------------
Automobile/Trucks (0.15%)
Ford Motor Co.,
Bond 10-01-28                                                   6.625          A                 50          44,777
                                                                                                     --------------
Banks - United States (1.37%)
Bank of America Corp.,
Sub Note 01-15-11                                               7.400          A                 70          75,333
First Union Corp.,
Note 11-01-04 #                                                 6.950          A                320         338,541
                                                                                                     --------------
                                                                                                            413,874
                                                                                                     --------------
Broker Services (2.78%)
Lehman Brothers Holdings, Inc.,
Note 04-01-04                                                   6.625          A                200         208,288
Note 02-05-06 #                                                 6.625          A                300         312,201
Salomon Inc.,
Sr Note 02-01-04 #                                              7.200          AA-              300         316,962
                                                                                                     --------------
                                                                                                            837,451
                                                                                                     --------------
Finance (4.06%)
Citigroup, Inc.,
Note 01-18-11                                                   6.500          AA-              190         196,302
EOP Operating L.P.,
Note 07-15-11                                                   7.000          BBB+              70          71,491
Ford Motor Credit Co.,
Note 02-01-06                                                   6.875          A                200         206,458
General Motors Acceptance Corp.,
Note 07-15-05                                                   7.500          A                200         212,810
Household Finance Corp.,
Note 05-01-04                                                   6.000          A                115         118,825
Note 01-24-06                                                   6.500          A                 90          93,689
MBNA Master Credit Card Trust
Note 11-15-04 #                                                 6.600          AAA              315         321,593
                                                                                                     --------------
                                                                                                          1,221,168
                                                                                                     --------------
Government - Foreign (0.97%)
Province of Quebec,
Deb (Canada) 09-15-29                                           7.500          A+               180         201,589
Note (Canada) 04-11-06                                          5.500          A+                90          91,254
                                                                                                     --------------
                                                                                                            292,843
                                                                                                     --------------
Media (0.49%)
News America, Inc.,
Deb 04-08-28                                                    7.125          BBB-              80          73,152
Media (continued)
Time Warner, Inc.,
Sr Gtd Note 05-15-29                                            6.625          BBB+              80          74,061
                                                                                                     --------------
                                                                                                            147,213
                                                                                                     --------------
Mortgage Banking (5.30%)
ABSC Home Equity Loan Trust,
Pass Thru Ctf Ser 2000-LB1 Class
AF2 08-21-31                                                    7.570          Aaa              140         144,834
Bear Stearns Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2001-TOP2 Class
A1 02-15-35                                                     6.080          AAA               99         101,140
Chase Commercial Mortgage Securities Corp.,
Commercial Pass Thru Ctf Ser 1997-1
Class A2 02-19-07                                               7.370          AAA              140         143,612
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser
2000-C1 Class A-2 04-15-10 #                                    7.545          AAA              420         459,456
Green Tree Financial Corp.,
Pass Thru Ctf Ser 1996-8 Class A-6
10-15-27                                                        7.600          AAA              190         199,083
LB-UBS Commercial Mortgage Trust,
Pass Thru Ctf Ser 2000-C4 Class A-2
08-15-26                                                        7.370          AAA              300         323,484
Mortgage Capital Funding, Inc.,
Commercial Mtg Pass Thru Ctf Ser
1996-MC2 Class A1 12-21-26                                      6.758          Aaa               24          23,983
Residential Funding Mortgage Securities II, Inc.,
Home Loan-Backs Note, Ser 1998-HI4
09-25-18                                                        5.940          AAA              200         200,312
                                                                                                     --------------
                                                                                                          1,595,904
                                                                                                     --------------
Oil & Gas (1.46%)
Phillips Petroleum,
Note 05-25-05 #                                                 8.500          BBB              400         440,988
                                                                                                     --------------
Retail (1.32%)
Target Corp.,
Sr Note 01-15-11                                                6.350          A+               180         182,542
Wal-Mart Stores, Inc.,
Sr Note 02-15-30                                                7.550          AA               190         215,293
                                                                                                     --------------
                                                                                                            397,835
                                                                                                     --------------
Telecommunications (0.76%)
AT&T Corp.,
Note 03-15-29                                                   6.500          A                 40          35,435
BellSouth Capital Funding Corp.,
Deb 02-15-30                                                    7.875          A+                30          33,724
Qwest Capital Funding, Inc.,
Deb 07-15-28                                                    6.875          BBB+              40          36,297
WorldCom, Inc.,
Note 05-15-11                                                   7.500          BBB+             120         121,872
                                                                                                     --------------
                                                                                                            227,328
                                                                                                     --------------

Tobacco (0.28%)
Philip Morris Cos., Inc.,
Deb 10-15-03                                                    8.250          A-                80          85,434
                                                                                                     --------------
Utilities (1.03%)
Coastal Corp. (The),
Sr Note 09-15-02 #                                              8.125          BBB              300         309,690
                                                                                                     --------------
TOTAL CORPORATE BONDS
(Cost $5,783,356)                                                                           (20.25%)      6,096,318
                                                                                        -----------  --------------

U.S. GOVERNMENT AND AGENCIES SECURITIES

Government - U.S. (4.06%)
United States Treasury,
Bond 02-15-29                                                   5.250          AAA              150         145,218
Bond 08-15-17                                                   8.875          AAA               70          96,031
Bond 05-15-30                                                   6.250          AAA              185         206,678
Note 05-31-03 #                                                 4.250          AAA              340         343,720
Note 11-15-05                                                   5.750          AAA               50          52,640
Note 02-15-11 #                                                 5.000          AAA              377         379,002
                                                                                                     --------------
                                                                                                          1,223,289
                                                                                                     --------------
Government - U.S. Agencies (13.96%)
Fannie Mae,
Bond 11-15-30                                                   6.625          AAA              192         203,820
Note 05-15-03                                                   4.625          AAA               87          88,128
Note 11-14-03                                                   4.750          AAA               90          91,223
Note 06-15-09                                                   6.375          AAA               75          79,277
Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf 09-15-29 ***                                6.000          AAA              610         599,514
30 Yr Pass Thru Ctf 09-15-29 ***                                7.000          AAA              936         956,770
30 Yr Pass Thru Ctf 09-15-29 ***                                6.500          AAA            1,404       1,409,265
30 Yr Pass Thru Ctf 09-15-29 ***                                7.500          AAA              600         618,378
30 Yr Pass Thru Ctf 09-01-30 ***                                8.000          AAA              150         156,000
                                                                                                     --------------
                                                                                                          4,202,375
                                                                                                     --------------
TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
(Cost $5,356,266)                                                                           (18.02%)      5,425,664
                                                                                            -------  --------------


                                                                         INTEREST         PAR VALUE
                                                                             RATE     (000s OMITTED)
                                                                         --------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.12%)
  Investment in a joint repurchase agreement transaction with
  UBS Warburg, Inc. - Dated 08-31-01, due 09-04-01 (Secured by U.S.
  Treasury Bond 8.75% due 05-15-20 and U.S. Treasury Note
  4.75% due 11-15-08)                                                       3.640%           $3,348      $3,348,000
                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS                                                                (11.12%)      3,348,000
                                                                                            -------  --------------
TOTAL INVESTMENTS                                                                          (112.88%)     33,983,557
                                                                                            -------  --------------
OTHER ASSETS AND LIABILITIES, NET                                                           (12.88%)     (3,878,258)
                                                                                            -------  --------------
TOTAL NET ASSETS                                                                           (100.00%)    $30,105,299
                                                                                            =======  ==============

  * Non-income producing security.

 ** Credit ratings by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

*** These securities, having an aggregate value of $3,940,239 or 13.09% of the Fund's net assets, have been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and to make payment for these securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of these securities is fixed at trade date, although the Fund does not earn any interest on these securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitments.

  # These securities, totaling the market value of $4,084,506, have been segregated to cover the forward commitments.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issue.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Diversified Core Equity Fund II

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence
Diversified Core Equity Fund II on August 31, 2001. It's divided into two main categories:
common stocks and short-term investments. Common stocks are further broken down by industry group
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Advertising (0.07%)
Omnicom Group, Inc.                                                         1,000         $77,790
                                                                                   --------------
Aerospace (2.30%)
General Dynamics Corp.                                                     15,600       1,231,776
United Technologies Corp.                                                  21,100       1,443,240
                                                                                   --------------
                                                                                        2,675,016
                                                                                   --------------
Automobile/Trucks (1.73%)
Borg-Warner Automotive, Inc.                                                6,600         337,260
Ford Motor Co.                                                             60,800       1,208,096
Lear Corp.*                                                                12,800         463,872
                                                                                   --------------
                                                                                        2,009,228
                                                                                   --------------
Banks - United States (5.09%)
Bank of America Corp.                                                      25,700       1,580,550
Bank of New York Co., Inc. (The)                                           19,800         786,060
Comerica, Inc.                                                             16,800       1,003,800
FleetBoston Financial Corp.                                                14,200         522,986
Mellon Financial Corp.                                                     24,700         870,675
U.S. Bancorp                                                               47,700       1,156,248
                                                                                   --------------
                                                                                        5,920,319
                                                                                   --------------
Beverages (0.95%)
Anheuser-Busch Cos., Inc.                                                  14,400         619,776
PepsiCo, Inc.                                                              10,300         484,100
                                                                                   --------------
                                                                                        1,103,876
                                                                                   --------------
Building (1.03%)
Black & Decker Corp. (The)                                                 14,200         558,486
Danaher Corp.                                                              11,400         633,498
                                                                                   --------------
                                                                                        1,191,984
                                                                                   --------------
Chemicals (2.79%)
Air Products & Chemicals, Inc.                                             18,300         775,920
Dow Chemical Co. (The)                                                     37,900       1,328,774
Eastman Chemical Co.                                                        8,800         341,352
Praxair, Inc.                                                              17,000         800,190
                                                                                   --------------
                                                                                        3,246,236
                                                                                   --------------
Computers (11.76%)
Adobe Systems, Inc.                                                         9,900         332,739
BMC Software, Inc.*                                                        11,300         180,800
Cadence Design Systems, Inc.*                                              21,800         479,164
Cisco Systems, Inc.*                                                       36,300         592,779
Dell Computer Corp.*                                                       51,600       1,103,208
Electronic Data Systems Corp.                                               5,400         318,492
First Data Corp.                                                           22,900       1,507,965
International Business Machines Corp.                                      23,600       2,360,000
Intuit, Inc.*                                                               8,000         302,240
Lexmark International, Inc.*                                               17,100         890,055
Microsoft Corp.*                                                           62,500       3,565,625
Network Associates, Inc.*                                                  18,400         291,640
Oracle Corp.*                                                              57,000         695,970
PeopleSoft, Inc.*                                                           6,000         206,880
Sabre Holdings Corp.*                                                       8,300         350,094
SunGard Data Systems, Inc.*                                                20,800         491,920
                                                                                   --------------
                                                                                       13,669,571
                                                                                   --------------
Cosmetics & Personal Care (0.95%)
Avon Products, Inc.                                                        23,900       1,102,507
                                                                                   --------------
Diversified Operations (2.99%)
Minnesota Mining & Manufacturing Co.                                       12,600       1,311,660
Tyco International Ltd.                                                    41,700       2,166,315
                                                                                   --------------
                                                                                        3,477,975
                                                                                   --------------
Electronics (10.58%)
Altera Corp.*                                                               7,800         221,520
Analog Devices, Inc.*                                                       8,600         410,908
Applied Materials, Inc.*                                                   11,000         473,990
General Electric Co.                                                      140,000       5,737,200
Intel Corp.                                                               100,900       2,821,164
KLA-Tencor Corp.*                                                          15,700         771,498
Linear Technology Corp.                                                     9,500         390,260
Maxim Integrated Products, Inc.*                                           10,900         503,689
Novellus Systems, Inc.*                                                     5,500         243,705
Tektronix, Inc.*                                                           10,000         195,400
Waters Corp.*                                                               4,700         155,711
Xilinx, Inc.*                                                               9,500         370,880
                                                                                   --------------
                                                                                       12,295,925
                                                                                   --------------
Energy (0.10%)
Calpine Corp.*                                                              3,600         118,872
                                                                                   --------------
Finance (6.15%)
Citigroup, Inc.                                                            96,400       4,410,300
Concord EFS, Inc.*                                                         10,100         529,947
J.P. Morgan Chase & Co.                                                    19,200         756,480
Stilwell Financial, Inc.                                                   11,800         337,480
Washington Mutual, Inc.                                                    29,900       1,119,456
                                                                                   --------------
                                                                                        7,153,663
                                                                                   --------------
Food (0.71%)
Archer Daniels Midland Co.                                                 36,540         490,732
Kraft Foods, Inc. (Class A)                                                10,300         332,175
                                                                                   --------------
                                                                                          822,907
                                                                                   --------------
Insurance (3.51%)
American International Group, Inc.                                          5,400         422,280
CIGNA Corp.                                                                 5,200         468,000
Hartford Financial Services Group, Inc. (The)                              26,000       1,684,800
Lincoln National Corp.                                                     23,000       1,146,780
Marsh & McLennan Cos., Inc.                                                 3,800         353,020
                                                                                   --------------
                                                                                        4,074,880
                                                                                   --------------
Leisure (0.68%)
Disney (Walt) Co. (The)                                                    31,200         793,416
                                                                                   --------------
Media (2.93%)
AOL Time Warner, Inc.*                                                     25,900         967,365
Clear Channel Communications, Inc.*                                         7,500         377,025
Liberty Media Corp. (Class A)*                                             45,900         697,680
Viacom, Inc. (Class B)*                                                    32,200       1,365,280
                                                                                   --------------
                                                                                        3,407,350
                                                                                   --------------
Medical (13.99%)
Abbott Laboratories                                                        17,200         854,840
Allergan, Inc.                                                              8,300         599,675
American Home Products Corp.                                               20,900       1,170,400
Baxter International, Inc.                                                 21,600       1,114,560
Bristol-Myers Squibb Co.                                                   17,000         954,380
Invitrogen Corp.*                                                           6,100         414,983
Johnson & Johnson                                                          37,100       1,955,541
Laboratory Corp. of America
Holdings*                                                                   9,700         755,630
Lincare Holdings, Inc.*                                                    15,500         440,355
Merck & Co., Inc.                                                          36,200       2,356,620
Pfizer, Inc.                                                              118,000       4,520,580
Pharmacia Corp.                                                             5,200         205,920
Schering-Plough Corp.                                                      10,000         381,300
Trigon Healthcare, Inc.*                                                    8,200         530,950
                                                                                   --------------
                                                                                       16,255,734
                                                                                   --------------
Mortgage Banking (1.76%)
Fannie Mae                                                                 26,900       2,050,049
                                                                                   --------------
Office (0.78%)
Avery Dennison Corp.                                                       10,900         560,369
Reynolds & Reynolds Co. (The)
(Class A)                                                                  13,700         341,130
                                                                                   --------------
                                                                                          901,499
                                                                                   --------------
Oil & Gas (7.56%)
El Paso Corp.                                                              11,900         578,221
Enron Corp.                                                                11,200         391,888
Exxon Mobil Corp.                                                         106,600       4,279,990
Kerr-McGee Corp.                                                           10,400         607,464
Royal Dutch Petroleum Co.
American Depositary Receipts (ADR)
(Netherlands)                                                              42,800       2,423,764
USX - Marathon Group                                                       16,100         507,311
                                                                                   --------------
                                                                                        8,788,638
                                                                                   --------------
Paper & Paper Products (0.38%)
Kimberly-Clark Corp.                                                        7,100         440,555
                                                                                   --------------
Retail (8.69%)
Abercrombie & Fitch Co. (Class A)*                                         11,600         351,944
Bed Bath & Beyond, Inc.*                                                   13,600         392,360
CVS Corp.                                                                   7,900         285,269
Home Depot, Inc. (The)                                                     25,100       1,153,345
Kohl's Corp.*                                                              23,500       1,304,250
Lowe's Cos., Inc.                                                          40,800       1,517,760
May Department Stores Co. (The)                                             8,500         286,025
Target Corp.                                                               21,700         751,905
TJX Cos., Inc.                                                             23,600         828,360
Walgreen Co.                                                               13,000         446,550
Wal-Mart Stores, Inc.                                                      57,800       2,777,290
                                                                                   --------------
                                                                                       10,095,058
                                                                                   --------------
Soap & Cleaning Preparations (0.52%)
Colgate-Palmolive Co.                                                       6,400         346,560
Procter & Gamble Co. (The)                                                  3,400         252,110
                                                                                   --------------
                                                                                          598,670
                                                                                   --------------
Steel (0.41%)
Nucor Corp.                                                                 9,800         476,280
                                                                                   --------------
Telecommunications (5.12%)
Broadwing, Inc.*                                                           24,900         447,204
General Motors Corp. (Class H)*                                            16,800         313,320
QUALCOMM, Inc.*                                                            16,400         965,140
Sprint Corp. (PCS Group)*                                                  47,300       1,181,554
Verizon Communications.                                                    47,600       2,380,000
WorldCom, Inc.*                                                            51,900         667,434
                                                                                   --------------
                                                                                        5,954,652
                                                                                   --------------
Tobacco (1.91%)
Philip Morris Cos., Inc.                                                   38,400       1,820,160
UST, Inc.                                                                  12,200         402,600
                                                                                   --------------
                                                                                        2,222,760
                                                                                   --------------
Utilities (3.37%)
Allegheny Energy, Inc.                                                     17,800         784,624
Duke Energy Corp.                                                          10,100         397,031
Dynegy, Inc. (Class A)                                                     14,300         603,031
Exelon Corp.                                                               23,900       1,304,940
SBC Communications, Inc.                                                   20,300         830,473
                                                                                   --------------
                                                                                        3,920,099
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $91,049,755)                                                        (98.81%)    114,845,509
                                                                    -------------  --------------


                                                         INTEREST       PAR VALUE
                                                             RATE   (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.20%)
Investment in a joint repurchase
agreement transaction with
UBS Warburg, Inc. - Dated
08-31-01, due 09-04-01
(Secured by U.S. Treasury Bond
8.750% due 05-15-20 and
U.S. Treasury Note 4.750%
due 11-15-08)                                               3.64%          $1,397      $1,397,000
                                                                    -------------  --------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.20%)      1,397,000
                                                                    -------------  --------------
TOTAL INVESTMENTS                                                        (100.01%)    116,242,509
                                                                    -------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.01%)        (12,230)
                                                                    -------------  --------------
TOTAL NET ASSETS                                                         (100.00%)   $116,230,279
                                                                    =============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





John Hancock Funds -- Institutional Series Trust -- Independence Medium Capitalization Fund

Schedule of Investments
August 31, 2001 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Independence Medium
Capitalization Fund on August 31, 2001. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                --------------  --------------
COMMON STOCKS
Abrasives (1.10%)
Cabot Microelectronics Corp.*                                               1,900        $133,095
                                                                                   --------------
Aerospace (1.07%)
General Dynamics Corp.                                                        500          39,480
Precision Castparts Corp.                                                   2,600          89,284
                                                                                   --------------
                                                                                          128,764
                                                                                   --------------
Automobile/Trucks (4.44%)
Borg-Warner Automotive, Inc.                                                2,200         112,420
Lear Corp.*                                                                 4,000         144,960
Ryder System, Inc.                                                          3,000          67,770
Superior Industries International, Inc.                                     2,600          99,710
Visteon Corp.                                                               6,500         111,150
                                                                                   --------------
                                                                                          536,010
                                                                                   --------------
Banks - United States (4.83%)
Comerica, Inc.                                                              2,200         131,450
Mellon Financial Corp.                                                        700          24,675
SouthTrust Corp.                                                            6,300         153,468
Synovus Financial Corp.                                                     3,300         101,640
TCF Financial Corp.                                                         3,800         172,520
                                                                                   --------------
                                                                                          583,753
                                                                                   --------------
Building (3.90%)
Black & Decker Corp. (The)                                                  5,000         196,650
Centex Corp.                                                                4,500         197,100
Danaher Corp.                                                               1,400          77,798
                                                                                   --------------
                                                                                          471,548
                                                                                   --------------
Chemicals (2.29%)
Air Products & Chemicals, Inc.                                              2,100          89,040
Eastman Chemical Co.                                                        1,300          50,427
Praxair, Inc.                                                               2,900         136,503
                                                                                   --------------
                                                                                          275,970
                                                                                   --------------
Computers (12.48%)
Adobe Systems, Inc.                                                         1,400          47,054
BEA Systems, Inc.*                                                          1,100          17,787
Cadence Design Systems, Inc.*                                               8,000         175,840
CDW Computer Centers, Inc.                                                  3,100         126,480
First Data Corp.                                                            1,000          65,850
Fiserv, Inc.*                                                               1,700          92,089
Intuit, Inc.*                                                               1,900          71,782
Lexmark International, Inc.*                                                2,500         130,125
Mentor Graphics Corp.*                                                      3,200          52,800
Network Associates, Inc.*                                                   6,900         109,365
NVIDIA Corp.*                                                               1,367         115,799
PeopleSoft, Inc.*                                                           2,055          70,856
Sabre Holdings Corp.*                                                       3,600         151,848
SunGard Data Systems, Inc.*                                                 8,900         210,485
Sybase, Inc.*                                                               5,000          68,850
                                                                                   --------------
                                                                                        1,507,010
                                                                                   --------------
Cosmetics & Personal Care (0.30%)
Avon Products, Inc.                                                           800          36,904
                                                                                   --------------
Electronics (8.28%)
Advanced Micro Devices, Inc.*                                               3,100          42,005
Analog Devices, Inc.*                                                       1,800          86,004
KLA-Tencor Corp.*                                                           2,100         103,194
Lam Research Corp.*                                                         4,200         118,902
Linear Technology Corp.                                                     2,000          82,160
LSI Logic Corp.*                                                            3,200          64,800
Maxim Integrated Products, Inc.*                                            1,900          87,799
Novellus Systems, Inc.*                                                     1,400          62,034
QLogic Corp.*                                                                 500          15,005
Tektronix, Inc.*                                                            3,300          64,482
TriQuint Semiconductor, Inc.*                                               3,400          72,080
Waters Corp.*                                                               4,200         139,146
Xilinx, Inc.*                                                               1,600          62,464
                                                                                   --------------
                                                                                        1,000,075
                                                                                   --------------
Energy (0.22%)
Calpine Corp.*                                                                800          26,416
                                                                                   --------------
Finance (2.17%)
Concord EFS, Inc.*                                                          2,200         115,434
Golden West Financial Corp.                                                 1,300          75,231
Stilwell Financial, Inc.                                                    2,500          71,500
                                                                                   --------------
                                                                                          262,165
                                                                                   --------------
Food (1.30%)
Hormel Foods Corp.                                                          4,000         101,880
Sensient Technologies Corp.                                                 2,500          54,975
                                                                                   --------------
                                                                                          156,855
                                                                                   --------------
Furniture (0.67%)
Hillenbrand Industries, Inc.                                                1,500          81,450
                                                                                   --------------
Instruments - Scientific (0.37%)
Millipore Corp.                                                               700          44,415
                                                                                   --------------
Insurance (6.71%)
Everest Re Group Ltd. (Bermuda)                                               900          58,410
First Health Group Corp.*                                                   4,400         123,200
Hartford Financial Services Group, Inc. (The)                               2,000         129,600
Lincoln National Corp.                                                      1,800          89,748
PartnerRe Ltd. (United Kingdom)                                             2,600         128,310
St. Paul Cos., Inc. (The)                                                   1,900          79,857
Torchmark Corp.                                                             3,000         126,720
XL Capital Ltd. (Class A)                                                     900          74,700
                                                                                   --------------
                                                                                          810,545
                                                                                   --------------
Media (2.69%)
EchoStar Communications Corp.*                                              1,500          42,240
Knight-Ridder, Inc.                                                         1,000          60,600
Reader's Digest Association, Inc.
(Class A)                                                                   2,500          46,750
Univision Communications, Inc.
(Class A)*                                                                  1,000          29,830
Westwood One, Inc.*                                                         5,100         145,350
                                                                                   --------------
                                                                                          324,770
                                                                                   --------------
Medical (11.66%)
Allergan, Inc.                                                              2,600         187,850
Cephalon, Inc.                                                              1,300          76,986
CV Therapeutics, Inc.*                                                      2,000          99,540
Forest Laboratories, Inc.*                                                    300          21,903
Genzyme Corp.*                                                              2,700         152,928
Inspire Pharmaceuticals, Inc.*                                              3,400          37,298
Invitrogen Corp.*                                                           2,200         149,666
King Pharmaceuticals, Inc.*                                                 1,333          57,652
Laboratory Corp. of America
Holdings*                                                                   1,400         109,060
Lincare Holdings, Inc.*                                                     7,000         198,870
Trigon Healthcare, Inc.*                                                    3,200         207,200
Universal Health Services, Inc.
(Class B)*                                                                  2,300         108,790
                                                                                   --------------
                                                                                        1,407,743
                                                                                   --------------
Metal (1.07%)
Worthington Industries, Inc.                                                9,200         128,800
                                                                                   --------------
Office (1.40%)
Avery Dennison Corp.                                                        1,500          77,115
Reynolds & Reynolds Co. (The)
(Class A)                                                                   3,700          92,130
                                                                                   --------------
                                                                                          169,245
                                                                                   --------------
Oil & Gas (8.50%)
Amerada Hess Corp.                                                          1,500         116,565
Anadarko Petroleum Corp.                                                      400          20,700
Apache Corp.                                                                  700          32,851
Baker Hughes, Inc.                                                            400          13,176
BJ Services Co.*                                                            7,000         157,010
Conoco, Inc. (Class A)                                                      4,600         136,390
Cooper Cameron Corp.*                                                       1,300          56,225
Imperial Oil Ltd. (Canada)                                                  2,600          70,174
Kerr-McGee Corp.                                                              500          29,205
Murphy Oil Corp.                                                            1,200          90,600
Noble Drilling Corp.*                                                       4,000         108,800
Sunoco, Inc.                                                                3,800         143,754
USX - Marathon Group                                                        1,600          50,416
                                                                                   --------------
                                                                                        1,025,866
                                                                                   --------------
Paper & Paper Products (0.67%)
Abitibi-Consolidated, Inc. (Canada)                                        10,400          80,600
                                                                                   --------------
Printing - Commercial (0.59%)
Donnelley (R.R.) & Sons                                                     2,400          71,568
                                                                                   --------------
Retail (9.82%)
Abercrombie & Fitch Co. (Class A)*                                          4,300         130,462
Bed Bath & Beyond, Inc.*                                                    3,473         100,196
BJ's Wholesale Club, Inc.*                                                  2,100         102,900
Brinker International, Inc.*                                                4,400         117,040
CVS Corp.                                                                   1,000          36,110
Darden Restaurants, Inc.                                                    2,400          68,688
Family Dollar Stores, Inc.                                                  7,100         213,000
Kohl's Corp.*                                                               1,300          72,150
Land's End, Inc.                                                            2,400          92,208
TJX Cos., Inc.                                                              2,700          94,770
Toys R Us, Inc.*                                                            3,500          83,755
Wendy's International, Inc.                                                 2,600          73,814
                                                                                   --------------
                                                                                        1,185,093
                                                                                   --------------
Soap & Cleaning Preparations (0.17%)
Ecolab, Inc.                                                                  500          20,040
                                                                                   --------------
Steel (1.36%)
AK Steel Holding Corp.                                                     12,600         164,052
                                                                                   --------------
Telecommunications (1.37%)
Broadwing, Inc.*                                                            9,200         165,232
                                                                                   --------------
Textile (0.69%)
Jones Apparel Group, Inc.*                                                  2,600          82,940
                                                                                   --------------
Tobacco (1.90%)
UST, Inc.                                                                   6,947         229,251
                                                                                   --------------
Transportation (0.70%)
CNF Transportation, Inc.                                                    2,800          84,084
                                                                                   --------------
Utilities (5.98%)
Allegheny Energy, Inc.                                                      5,500         242,440
Dominion Resources, Inc.                                                    2,000         125,900
Dynegy, Inc. (Class A)                                                      1,100          46,387
Exelon Corp.                                                                2,386         130,276
UtiliCorp United, Inc.                                                      5,500         176,880
                                                                                   --------------
                                                                                          721,883
                                                                                   --------------
TOTAL COMMON STOCKS
(Cost $11,027,423)                                                        (98.70%)     11,916,142
                                                                   --------------  --------------


                                                     INTEREST        PAR VALUE
                                                         RATE      (000s OMITTED)
                                                     --------      --------------
SHORT-TERM INVESTMENTS
  Joint Repurchase Agreement (1.41%)
  Investment in a joint repurchase
  agreement transaction with
  UBS Warburg, Inc. - Dated
  08-31-01, due 09-04-01
  (Secured by U.S. Treasury Bond
  8.750% due 05-15-20 and
  U.S. Treasury Note 4.750%
  due 11-15-08)                                        3.64%                $171         $171,000

TOTAL SHORT-TERM INVESTMENTS                                              (1.41%)         171,000
                                                                   --------------  --------------
TOTAL INVESTMENTS                                                       (100.11%)      12,087,142
                                                                   --------------  --------------
OTHER ASSETS AND LIABILITIES, NET                                         (0.11%)         (13,757)
                                                                   --------------  --------------
TOTAL NET ASSETS                                                        (100.00%)     $12,073,385
                                                                   ==============  ==============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Institutional Series Trust

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Independence Balanced Fund ("Independence Balanced Fund"), John Hancock Independence Diversified Core Equity Fund II ("Independence Diversified Core Equity Fund II") and John Hancock Independence Medium Capitalization Fund ("Independence Medium Capitalization Fund") (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust ("Trust"), an open-end investment management company registered under the Investment Company Act of 1940, organized as a Massachusetts business trust in 1994. The investment objective of Independence Balanced Fund and Independence Diversified Core Equity Fund II is to seek above average total return consisting of capital appreciation and income. The investment objective of Independence Medium Capitalization Fund is to seek above average total return. Each Fund's class of shares has equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in each Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to each Fund at a future date, usually beyond customary settlement date.

DISCOUNT AND PREMIUM ON SECURITIES The Funds accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

EXPENSES The majority of the expenses are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Funds are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Funds have entered into a syndicated line of credit agreement with various banks. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activities under the line of credit during the period ended August 31, 2001.

SECURITIES LENDING The Funds may lend securities to certain qualified brokers who pay the Funds negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At August 31, 2001, the Independence Diversified Core Equity Fund II loaned securities having a market value of $664,372 collateralized by securities in the amount of $666,606.

FEDERAL INCOME TAXES Each Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Funds have an investment management contract with the Adviser. Under the investment management contract, the Funds pay monthly management fees to the Adviser, equivalent, on an annual basis, to the following:

FUND                 RATE
-------------------  ----------------------------------------------------
Independence         0.70% of average daily net assets up to $500 million
Balanced Fund        0.65% of such assets in excess of $500 million

Independence
Diversified Core     0.50% of average daily net assets up to $1 billion
Equity Fund II       0.45% of such assets in excess of $1 billion

Independence Medium 0.80% of average daily net assets up to $500 million Capitalization Fund 0.75% of such assets in excess of $500 million

The Funds and the Adviser have a subadvisory contract with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Funds are not responsible for payment of subadviser's fees.


The Adviser has agreed to limit the Funds' expenses to 0.90% of Independence Balanced Fund's average daily net assets, 0.70% of Independence Diversified Core Equity Fund II's average daily net assets and 1.00% of Independence Medium Capitalization Fund's average daily net assets at least until June 30, 2002. Accordingly, for the period ended August 31, 2001, the reduction in the Funds' expenses amounted to $24,816 for Independence Balanced Fund, $24,456 for Independence Diversified Core Equity Fund II and $27,507 for Independence Medium Capitalization Fund. The Adviser reserves the right to terminate this limitation in the future.

The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2001, all sales of shares of beneficial interest were sold at net asset value. JH Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Funds which have not been herein specifically allocated to the Trust.

The Funds have a transfer agent agreement with John Hancock Signature Services, Inc., an indirect wholly owned subsidiary of JHLICo. The Funds pay a monthly transfer agent fee equivalent, on an annual basis, to 0.05% of the Funds' average daily net asset value, plus certain out-of-pocket expenses.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for each Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of each Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Funds.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, other than short-term investments, during the period ended August 31, 2001, were as follows:

                                   PURCHASES        PROCEEDS
                                  ----------     -----------
Independence Balanced Fund
U.S. Government Securities        $1,288,686        $362,928
Other Investments                 30,861,595      35,579,450

Independence Diversified
Core Equity Fund II               26,129,570      50,527,238

Independence Medium
Capitalization
Fund                               4,698,131       7,155,986

The cost of investments owned on August 31, 2001 (including short-term investments), and gross unrealized appreciation and depreciation of investments owned by the Funds, for a federal income tax purpose, were as follows:

                                  GROSS          GROSS  NET UNREALIZED
                              UNREALIZED    UNREALIZED    APPRECIATION
                   COST     APPRECIATION  DEPRECIATION   (DEPRECIATION)
                ----------  ------------  ------------    ------------
Independence
Balanced
Fund           $31,286,096    $4,041,840    $1,344,379      $2,697,461

Independence
Diversified
Core Equity
Fund II         92,565,820    31,336,374     7,659,685      23,676,689

Independence
Medium
Capitalization
Fund            11,262,682     1,853,509     1,029,049         824,460


NOTE D --
CHANGE IN ACCOUNTING PRINCIPLE

Effective March 1, 2001 the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but for the Independence Balanced Fund resulted in a $17,181 reduction in the cost of the investments and a corresponding increase in unrealized appreciation on investments, based on securities held as of February 28, 2001.

For the Independence Balanced Fund the effect of this change in the period ended August 31, 2001 was to decrease net investment income by $8,693, increase unrealized appreciation on investments by $541 and decrease net realized loss on investments by $8,152. The effect of this change on the per share operating performance and the annualized ratio of net investment income to average net assets for the period ended August 31, 2001 was as follows: decrease in the net investment income by less than $0.00 per share, decrease in net realized and unrealized loss on investments by less than $0.00 per share and decrease in the ratio of net investment income to average net assets by 0.05%. The Statements of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change in presentation.



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner.]

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

www.jhfunds.com

This report is for the information of shareholders of the John Hancock Institutional Series Trust.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


KI0SA  8/01
      10/01

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Investment Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-10156 and 811-0560), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1        Registrant's Amended and Restated       Filed herewith as Exhibit 1
         Declaration of Trust

2        Amended and Restated By-Laws of         Filed as Exhibit 99.b to Registrant's
         Registrant.                             Registration Statement on Form N-1A and
                                                 incorporated herein by reference to
                                                 post-effective amendment no. 77 (file
                                                 nos. 811-0560 and 2-10156 on December 20,
                                                 1997, accession
                                                 no. 0001010521-96-000224) ("PEA 77")

         Amendment to Amended and Restated       Filed herewith as Exhibit 2
         By-Laws of Registrant

3        Not applicable

4        Form of Agreement and Plan of           Filed herewith as Exhibit B to the Proxy
         reorganization                          Statement and Prospectus included as Part
                                                 A of this Registration Statement

5        Not applicable

6        Investment Management Contract          Filed as Exhibit 99.d to Registrant's
         between Large Cap Equity Fund and       Registration Statement on Form N-1A and
         John Hancock Advisers, LLC              incorporated herein by reference to
                                                 post-effective amendment no. 73 (file
                                                 nos. 811-0560 and 2-10156 on May 10,
                                                 1995, accession
                                                 no. 0000950135-95-001122) ("PEA 73")

6.1      Investment Management Contract          Filed as Exhibit 99.d.1 to Registrant's
         between the John Hancock Sovereign      Registration Statement on Form N-1A and
         Investors Fund, John Hancock Balanced   incorporated herein by reference to
         Fund and John Hancock Advisers, LLC     post-effective amendment no. 78 (file
                                                 nos. 811-0560 and 2-10156 on February 27,
                                                 1997, accession
                                                 no. 0001010521-97-000228) ("PEA 78")

6.2      Investment Management Contract          Filed as Exhibit 99.d.2 to Registrant's
         between the John Hancock Real Estate    Registration Statement on Form N-1A and
         Fund and John Hancock Advisers, LLC     incorporated herein by reference to
                                                 post-effective amendment no. 84 (file
                                                 nos. 811-0560 and 2-10156 on April 27,
                                                 1999, accession
                                                 no. 0001010521-00-000194) ("PEA 84")

6.3      Investment Management Contract          Filed as Exhibit 99.d.3 to Registrant's
         between the John Hancock Fundamental    Registration Statement on Form N-1A and
         Value Fund and John Hancock Advisers,   incorporated herein by reference to
         LLC                                     post-effective amendment no. 90 (file
                                                 nos. 811-0560 and 2-10156 on June 25,
                                                 2001, accession no. 0001010521-01-500061)
                                                 ("PEA 90")

6.4      Investment Management Contract          Filed as Exhibit 99.d.4 to Registrant's
         between the John Hancock Strategic      Registration Statement on Form N-1A and
         Growth Fund and John Hancock            incorporated herein by reference to
         Advisers, LLC                           post-effective amendment no. 93 (file
                                                 nos. 811-0560 and 2-10156 on February 27,
                                                 2002, accession no. 0001010521-02-000112)
                                                 ("PEA 93")

7        Distribution Agreement between the      Filed as Exhibit 99.e to PEA 73 and
         Registrant and John Hancock Funds, LLC  incorporated herein by reference

7.1      Amendment to Distribution Agreement     Filed as Exhibit 99.e.1 to PEA 78 and
         between the Registrant and John         incorporated herein by reference
         Hancock Funds, LLC

7.2      Form of Soliciting Dealer Agreement     Filed as Exhibit 99.e.2 to PEA 73 and
         between John Hancock Funds LLC and      incorporated herein by reference
         Selected Dealers

7.3      Form of Financial Institution Sales     Filed as Exhibit 99.e.3 to PEA 73 and
         and Service agreement between John      incorporated herein by reference
         Hancock Funds, LLC and John Hancock
         funds

7.4      Amendment to Distribution Agreement     Filed as Exhibit 99.e.3 to PEA 84 and
         between the John Hancock Real Estate    incorporated herein by reference
         Fund and John Hancock Funds, LLC

7.5      Amendment to Distribution Agreement     Filed as Exhibit 99.e.5 to PEA 90 and
         between the John Hancock Fundamental    incorporated herein by reference
         Value Fund and John Hancock Funds LLC

7.6      Amendment to Distribution Agreement     Filed as Exhibit 99.e.6 to PEA 93 and
         between the John Hancock Strategic      incorporated herein by reference
         Growth Fund and John Hancock Funds,
         LLC

8        Not applicable.

9        Master Custodian Agreement between      Filed as Exhibit 99.g to Registrant's
         John Hancock Mutual Funds (including    Registration Statement on Form N-1A and
         Registrant) and The Bank of New York    incorporated herein by reference to
                                                 post-effective amendment no. 92 (file
                                                 nos. 811-0560 and 2-10156 on December 27,
                                                 2001, accession
                                                 no. 0001010521-01-500301) ("PEA 92")

10       Amended & Restate Master Transfer       Filed as Exhibit 99.h to Registrant's
         Agent Service Agreement between John    Registration Statement on Form N-1A and
         Hancock Mutual Funds (including         incorporated herein by reference to
         Registrant) and John Hancock Funds,     post-effective amendment no. 82 (file
         LLC                                     nos. 811-0560 and 2-10156 on July 15,
                                                 1998, accession
                                                 no. 0001010521-98-000292) ("PEA 82")

10.1     Amended & Restate Master Transfer       Filed as Exhibit 99.h.1 to PEA 84 and
         Agent Service Agreement between John    incorporated herein by reference
         Hancock Mutual Funds (including
         Registrant) and John Hancock Funds,
         LLC

10.2     Service Agreement between Charles       Filed as Exhibit 99.h.2 to Registrant's
         Schwab, John Hancock Funds, LLC and     Registration Statement on Form N-1A and
         John Hancock Large Cap Equity Fund      incorporated herein by reference to
                                                 post-effective amendment no. 88 (file
                                                 nos. 811-0560 and 2-10156 on March 15,
                                                 2001, accession
                                                 no. 0001010521-01-000199) ("PEA 88")

10.3     Amendment to Amended & Restate Master   Filed as Exhibit 99.h.3 to PEA 90 and
         Transfer Agent Service Agreement        incorporated herein by reference
         between John Hancock Fundamental
         Value Fund and John Hancock Funds, LLC

10.4     Amended & Restate Master Transfer       Filed as Exhibit 99.h.4 to PEA 93 and
         Agent Service Agreement between John    incorporated herein by reference
         Hancock Strategic Growth and John
         Hancock Funds, LLC

11       Class A and Class B Distribution        Filed as Exhibit 99.m to PEA 78 and
         Plans between John Hancock Sovereign    incorporated herein by reference.
         Investors Fund and John Hancock
         Funds, LLC

11.1     Class A and Class B Distribution        Filed as Exhibit 99.m.1 to PEA 78 and
         Plans between John Hancock Balanced     incorporated herein by reference
         Fund and John Hancock Funds, LLC

11.2     Class A and Class B Distribution        Filed as Exhibit 99.m.2 to PEA 73 and
         Plans between John Hancock Large Cap    incorporated herein by reference
         Equity Fund and John Hancock Funds,
         LLC

11.3     Class C Distribution Plans between      Filed as Exhibit 99.m.3 to PEA 82 and
         John Hancock Large Cap Equity Fund,     incorporated herein by reference
         John Hancock Sovereign Investors and
         John Hancock Funds, LLC

11.4     Class C Distribution Plans between      Filed as Exhibit 99.m.4 to PEA 84 and
         John Hancock Balanced Fund and John     incorporated herein by reference
         Hancock Funds, LLC

11.5     Class A, Class B and Class C            Filed as Exhibit 99.m.5 to PEA 90 and
         Distribution Plans between John         incorporated herein by reference
         Hancock Fundamental Value Fund and
         John Hancock Funds, LLC

11.6     Class A, Class B and Class C            Filed as Exhibit 99.m.6 to PEA 93 and
         Distribution Plans between John         incorporated herein by reference
         Hancock Strategic Growth Fund and
         John Hancock Funds, LLC

12       John Hancock Funds Class A, Class B     Filed as Exhibit 99.o to PEA 93 and
         and Class C Amended and restated        incorporated herein by reference
         Multiple Class Plan pursuant to Rule
         18f-3

12.1     John Hancock Funds Class A, Class B,    Filed as Exhibit 99.o.1 to PEA 88 and
         Class C and Class I Amended and         incorporated herein by reference
         restated Multiple Class Plan pursuant
         to
         Rule 18f-3

13       Revised Code of Ethics John Hancock     Filed as Exhibit 99.p to PEA 78 and
         Funds, LLC                              incorporated herein by reference.


14       Opinion as to legality of shares and    Filed herewith as Exhibit 14
         consent

15       Form of opinion as to tax matters and   Filed herewith as Exhibit 15
         consent

16       Not applicable

17       Consent of Ernst & Young LLP           Filed herewith as Exhibit 17
         regarding the audited financial
         statements of John Hancock Balanced
         Fund and Consent of Deloitte & Touche LLP
         regarding the audited financial
         statements of John Hancock
         Independence Balanced Fund

18       Not applicable

19       Powers of Attorney                      Filed as addendum to signature pages and
                                                 incorporated herein by reference.

20       Prospectus of John Hancock Balanced     Filed herewith as Exhibit B to Part B of
         Fund-Class I dated March 1, 2002        this Registration Statement.

20.1     Prospectus of John Hancock              Filed herewith as Exhibit B to Part B of
         Independence Balanced Fund, dated       this Registration Statement.
         July 2, 2001

21       Statement of Additional                 Filed herewith as Exhibit A and B
         Information of John Hancock             to Part B of this Registration
         Institutional Series Trust dated        Statement.
         July 1, 2001

21.1     Statement of Additional Information     Filed herewith as Exhibit A and B to Part
         of John Hancock Balanced Fund           B of this Registration Statement.
         dated March 1, 2002

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 8th day of March, 2002.

                   JOHN HANCOCK INVESTMENT TRUST


                   By:            *
                      -------------------------------------
                      Maureen R. Ford
                      Chairman, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                        Title                               Date
        ---------                        -----                               ----

         *
-----------------------             Trustee, Chairman, President and       March 8, 2002
Maureen R. Ford                     Chief Executive Officer

         *
-----------------------             Senior Vice President and
Richard A. Brown                    Chief Financial Officer

/s/William H. King                  Vice President, Treasurer
-----------------------             (Chief Accounting Officer)
William H. King


          *                         Trustee
------------------------
James F. Carlin


          *                         Trustee
------------------------
William H. Cunningham


          *                         Trustee
------------------------
Ronald R. Dion

          *                         Trustee
------------------------
John M. DeCiccio

          *                         Trustee
------------------------
Charles L. Ladner





        Signature                   Title                      Date
        ---------                   -----                      ----


           *                        Trustee
------------------------
Steven R. Pruchansky


          *                         Trustee
------------------------
Norman H. Smith


          *                         Trustee
------------------------
John P. Toolan




*By:     /s/Susan S. Newton
         ------------------                                   March 8, 2002
         Susan S. Newton
         Attorney-in-Fact
         Power of Attorney dated
         June 23, 2001 and September 12, 2001.





Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust



                                POWER OF ATTORNEY
                                -----------------

         The undersigned Officer of each of the above listed Trusts, each a Massachusetts business trust, or Maryland Corporation, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, AND AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the
Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 23rd day of June, 2001.


                                               /s/Richard A. Brown
                                               -------------------
                                               Richard A. Brown
                                               Chief Financial Officer



Commonwealth of Massachusetts                             )ss
----------------------------------------------------------
COUNTY OF Suffolk                                         )
          ------------------------------------------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika L. Nager
                                 -----------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


s:\general\prwattn\01June23.doc



John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Global Dividend Fund
John Hancock Bond Trust                                          John Hancock Patriot Preferred Dividend Fund
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Premium Dividend Fund I
John Hancock Current Interest                                    John Hancock Patriot Premium Dividend Fund II
John Hancock Institutional Series Trust                          John Hancock Patriot Select Dividend Trust
John Hancock Investment Trust                                    John Hancock Series Trust
John Hancock Cash Reserve, Inc.                                  John Hancock Tax-Free Bond Trust


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM H. KING, and AVERY P.
MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form
N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.


/s/Maureen R. Ford                          /s/Charles L. Ladner
------------------                          --------------------
Maureen R. Ford, as                         Charles L. Ladner
Chairman and Chief
Executive Officer

/s/John M. DeCiccio                         /s/Steven R. Pruchansky
-------------------                         -----------------------
John M. DeCiccio, as Trustee                Steven R. Pruchansky

/s/James F. Carlin                          /s/Norman H. Smith
------------------                          ------------------
James F. Carlin                             Norman H. Smith

/s/William H. Cunningham                    /s/John P. Toolan
------------------------                    -----------------
William H. Cunningham                       John P. Toolan

/s/Ronald R. Dion
-----------------
Ronald R. Dion


COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------

s:\general\prwattn\01Sept12.doc

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

1 Amended and Restated Declaration of Trust of John Hancock Investment Trust dated March 1, 2002.

2.1   Amendment to Amended and Restated By-Laws of Registrant.

4 Agreement and Plan of Reorganization between John Hancock Sovereign Investors ("the Acquiring Fund") and John Hancock Dividend Performers Fund ("the Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

4.1 Agreement and Plan of Reorganization between John Hancock Balanced Fund ("the Acquiring Fund") and John Hancock Independence Balanced Fund (the "Acquired") (filed as EXHIBIT A to Part A of this Registration Statement).

14    Opinion as to legality of shares and consent.

15    Form of opinion as to tax matters and consents.

17 Consent of Ernst & Young LLP regarding the audited financial statements and highlights of John Hancock Balanced Fund and John Hancock Sovereign Investors Fund. Consent of Deloitte & Touche LLP regarding the audited financial statements and highlights of the John Hancock Independence Balanced Fund and John Hancock Dividend Performers Fund.